                  SECOND AMENDED AND RESTATED LOAN AGREEMENT


     This Second Amended and Restated Loan Agreement is dated as of December 31, 1999 and is by and among Whitney National Bank ("Lender"), a national banking association, and Conrad Shipyard, Inc. ("Borrower"), a Louisiana corporation, and Orange Shipbuilding Company, Inc. ("Orange"), a Texas corporation, and Conrad Industries, Inc.("Conrad "), a Delaware corporation, (with Orange and Conrad collectively referred to as "Guarantor").

                            WITNESSETH:

     WHEREAS, Lender, Borrower and Orange entered into a Loan Agreement, dated as of March 19, 1998, which provided for a term loan in the sum of Twenty-Five Million and No/100 ($25,000,000.00) Dollars (the "Initial Loan Agreement");

     WHEREAS, Lender, Borrower and Orange entered into an amended and restated Loan Agreement, dated as of May 22, 1998, as amended by First Amendment to Loan Agreement dated as of April 30, 1999, which provided for a line of credit in the amount of Ten Million and No/100 ($10,000,000) Dollars in addition to the term loan of $25,000,000.00 and amended and restated the Initial Loan Agreement (the "First Amended and Restated Loan Agreement");

     WHEREAS, Borrower has requested Lender's consent to using up to $1,000,000 of the line of credit to repurchase shares of stock of Borrower upon terms and conditions hereinafter set fort;

     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Guarantor and Lender agree to amend, restate and supercede the First Amended and Restated Loan Agreement and all other prior loan agreements as follows:



                            SECTION I. DEFINITIONS

     For the purpose of this Agreement, the following terms shall have the meanings specified below:

     "Advance" shall mean a disbursement under the Line of Credit.

     "Advance Request" shall mean the Borrower's request for an Advance.

     "Agreement" shall mean this Second Amended and Restated Loan Agreement, as it may be amended from time to time.

     "Base Rate" shall mean the Prime Rate minus the applicable margin of 50 basis points during any Interest Period. Prime Rate shall mean that rate of interest as recorded by Whitney National Bank from time to time as its prime lending rate with the rate of interest to change when and as said prime lending rate changes. The Prime Rate is not necessarily the lowest interest rate charged by Whitney National Bank. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

     "Borrower" shall mean Conrad Shipyard, Inc., a Louisiana corporation.

     "Business Day" shall mean any day on which banks are required to be open to carry on their normal business in the State of Louisiana.

     "Cash Flow" shall mean for any period the sum of net income after taxes (including any applicable reserves for such taxes), plus depreciation, amortization and any adjustments for noncash expenses, plus interest expense, all determined in accordance with GAAP.

     "Closing Date" shall mean the effective date of this Agreement.

     "Company Agent" shall mean William H. Hidalgo or Cecil A. Hernandez.

     "Conrad" shall mean, Conrad Industries, Inc., a Delaware corporation, which owns all of the capital stock of Borrower.

     "Conrad Shipyard" shall mean the approximately 11 acres of immovable property on the Atchafalya River, Morgan City, Louisiana, owned by Conrad and which is the Borrower's shipyard in Morgan City, Louisiana, as described on Exhibit A.

     "Consolidated" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a Person's consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

     "Consolidated Funded Debt" shall mean all obligations for borrowed money, whether as maker or endorser, of Borrower, Guarantor and all their Subsidiaries (including without limitation, all notes, debentures, bonds or similar instruments shown on a balance sheet or financial statement of Borrower, Guarantor and all their Subsidiaries).

     "Consolidated Funded Debt Payments" shall mean, for any period, all principal and interest payments of Consolidated Funded Debt as required by the terms of the documents evidencing such debt and other indebtedness and excluding any prepayments of principal thereunder.

     "Current Assets" means, at a particular date, all amounts which would, in conformity with GAAP, be included under current assets on a balance sheet of the Borrower, Guarantor and all their Subsidiaries at such date.

     "Current Liabilities" means, at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of the Borrower, Guarantor and all their Subsidiaries as at such date.

     "Debt" of a Person shall mean at a particular date, the sum (without duplication and in conformity with GAAP of (i) all indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services, whether as maker or endorser, (including without limitation, all notes, debentures, bonds or similar instruments and all liabilities shown on a balance sheet or financial statement of Borrower, Guarantor and all their Subsidiaries), (ii) capitalized lease obligations of such Person or any subsidiary thereof, (iii) obligations with respect to any installment sale or conditional sale agreement or title retention agreement, (iv) indebtedness arising under acceptance facilities, (v) reimbursement obligations arising in connection with surety, or performance or other

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similar bonds and in connection with letters of credit issued in lieu of such bonds, (vi) the outstanding amount of all other letters of credit and (vii) any withdrawal liability or obligation of such Person or an ERISA affiliate to a multiemployer plan.

     "Debt Service Coverage Ratio" shall mean the ratio calculated on a rolling four (4) quarter basis over the life of the Loan of Cash Flow to Consolidated Funded Debt Payments.

     "Debt to Worth Ratio" shall mean the ratio for a given period of Debt to Tangible Net Worth.

     "Default" shall mean the occurrence of any of the events specified in
Section VI.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Financial Covenants" shall mean all of the financial covenants to be met by Borrower on a consolidated basis as described in Section 5.01.

     "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time and applied on a consistent basis.

     "Governmental Authority" means any sovereign state or nation or government, or any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation, the United States Department of Defense, the United States Navy, the United States Coast Guard and United States Army Corp of Engineers.

          "Government Contracts" shall have the meaning as provided in Section 4.20.

     "Guarantor" shall mean Orange Shipbuilding Company, Inc. and Conrad Industries, Inc., which term means individually, collectively, and interchangeably any, each and/or all of them.

     "Hazardous Materials" shall mean:

     (a) any "hazardous waste" as defined by either the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (S)6901 et. seq.), as amended from time to time, and regulations promulgated thereunder;

     (b) any "hazardous substance" as defined by either the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)9601 et. seq.) ("CERCLA"), as amended from time to time, and regulations promulgated thereunder;

     (c) asbestos;

     (d) polychlorinated biphenyls;

     (e) any "regulated substance" as defined under Underground Storage Tank Regulations, 53 Fed. Reg. 37196 (Sept. 23, 1988), codified as 40 C.F.R.
         (S) 280.12, or La. Adm. Code 33:XI.103;

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

     (f) any naturally occurring radioactive materials, the possession, use, transfer, processing, distribution, or disposal of which is subject to regulation by the Louisiana Department of Environmental Quality pursuant to the provisions of La. Adm. Code 33:XV, Chapter 14, as amended from time to time;

     (g) any non-hazardous oil field wastes ("Now") defined and regulated by the Commissioner of Conservation under La. R.S. 30:1, et seq., or the Louisiana Abandoned Oil field Waste Site Law, La. R.S. 30:71 et seq., as amended from time to time, and regulations promulgated thereunder;

     (h) any substance the presence of which on the Property is prohibited by any lawful rules and regulations of legally constituted authorities from time to time in force and effect relating to the Property, including but not limited to any solid waste and underground storage tanks subject to the regulations of the Louisiana Department of Environmental Quality; and

     (i) any other substance which by any such rule or regulation requires special handling in its collection, storage, treatment, or disposal.

     "Hazardous Materials Contamination" shall mean (i) the contamination (whether presently existing or hereafter occurring) of the Property, including the improvements, facilities, soil, ground, water, air or other elements on, or of, the Property by Hazardous Materials, (ii) the contamination of the Property, including the buildings, facilities, soil, ground, water, air or other elements on, or of, any other property as a result of Hazardous Materials at any time (whether before or after the date of this Loan Agreement) emanating from the Property or (iii) the existence of an underground storage tank which is out-of-service or must be removed in accordance with La. Adm. Code 33:XI, et seq.

     "Interest Period" shall mean at the time the Borrower gives a Notice of Conversion (as defined in Section 2.03) in respect of the making of, or converting the interest rate on the Loan to accrue at Libor Rate or Base Rate on the last Business Day prior to the expiration of the then applicable Interest Period, the Borrower shall have the right to elect, by having the Borrower Agent give Lender written notice of the interest period (each an "Interest Period") applicable to Libor Rate or Base Rate, which Interest Period shall, at the option of the Borrower, be one month, two month, three month or six month period for Libor Rate or a thirty day period for Base Rate; provided that:

     (i) the Loan shall at all times accrue interest at the rate chosen during the applicable Interest Period;

     (ii) the Interest Period for any Libor Rate or Base Rate shall commence on the day on which the preceding Interest Period thereto expires;

     (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

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

     (iv) no Interest Period may be selected nor the rate of interest be changed at any time when a Default is then in existence; and

     (v) no Interest Period shall be selected which extends beyond the respective Maturity Date for the Loan.

     If upon the expiration of any Interest Period, the Borrower have failed to elect, or are not permitted to elect, a new Interest Period, the Borrower shall be deemed to have elected to have the Loan accrue interest equal to the Base Rate effective as of the expiration date of such current Interest Period.

     "Libor Rate" shall mean, for any Interest Period, an interest rate per annum (rounded upward to the nearest hundredths of a percent), as determined by Lender, which is the offered quotation to Lender of the London interbank offered rates for U.S. Dollar deposits of amounts in immediately available funds in the London market for one month, two months, three months or six months as recorded by the Dow Jones Telerate Service (presently displayed on telerate page 3875) or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest settlement rates for U.S. Dollar Deposits, as of the opening of business of Lender or as soon thereafter as practicable, plus the applicable margin of 200 basis points (2.00% percent).

     "Lien" shall mean any mortgage, pledge, hypothecation, security interest, encumbrance, lien, judgment, garnishment, seizure, tax lien or levy (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, or any capitalized lease, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

     "Line Note" shall mean the note evidencing the Line of Credit as described in Article II.

     "Line of Credit" shall mean the $10,000,000.00 line of credit as described in Article II.

     "Line of Credit Period" shall mean the period commencing on December 31, 1999 and ending on April 30, 2001.

     "Loan" shall mean collectively the Line of Credit and the Term Loan and shall include all principal, interest, attorney's fees and costs owed thereon.

     "Net Tangible Assets" of any Person shall mean, as of any date, the aggregate book value of the assets which would be reflected on a balance sheet of such Person prepared as of such date in accordance with GAAP, less the aggregate book value of such Person's intangible assets (i.e., patents, copyrights, trademarks, trade names, goodwill, franchises and other similar intangibles) as of such date.

     "Note" shall mean collectively the Line Note and the note evidencing the Term Loan.

     "Obligations" shall mean all obligations (monetary or otherwise, including, but not limited to, all representations, warranties and covenants contained in this Agreement) of the Borrower to Lender, whether direct or contingent, due or to become due, now existing or hereafter arising, including future advances, with interest, attorneys' fees, expenses of collection and costs arising under or in connection with this Agreement, the Loan, the Note, the Collateral Documents, promissory notes, checks, overdrafts, letter of credit agreements, endorsements and continuing guaranties.

     "Orange" shall mean Orange Shipbuilding Company, Inc., a Texas corporation.

     "Orange Shipyard" shall mean the shipyard owned by Guarantor which contains approximately 12 acres of real property on the Sabine River, Orange, Texas, as described on Exhibit B.

     "Permitted Liens" shall mean those presently outstanding Liens of the Borrower in favor of Lender and (i) pledges or deposits by the Borrower under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Debt of the Borrower) or leases (other than capitalized leases) to which the Borrower is a party, or deposits to secure statutory obligations of the Borrower or deposits of cash or U.S. Government Bonds to secure surety or appeal bonds to which the Borrower is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (ii) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the Borrower's books; (iii) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance; (iv) Liens for property taxes not yet delinquent and Liens for property taxes the payment of which is being actively contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the Borrower's books; and (v) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for rights-of-way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of the Borrower or to the ownership of its property which were not incurred in connection with Debt of the Borrower, which Liens do not in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business taken as a whole of the Borrower.

     "Person" shall mean and include an individual, a partnership, a joint venture, a corporation (including the Borrower), a trust, an unincorporated organization, government or any department or agency thereof, each Affiliate and each Subsidiary.

     "Plan" shall mean any employee benefit plan which is covered by ERISA and in respect of which the Borrower is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Property" shall mean the Conrad Shipyard and the Orange Shipyard and any other immovable or real property owned by the Borrower, Guarantor or any of their Subsidiaries.

     "Subsidiary" shall mean, with respect to any Person, any corporation, association, partnership, joint venture or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned 50% or more by such Person.

     "Tangible Net Worth" means, at a particular date, all amounts which would be included under shareholders' equity on the balance sheet of Borrower, Guarantor and all their Subsidiaries in conformity with generally accepted accounting principles in the United States of America in effect from time to time and applied on a consistent basis excluding any amount attributable to goodwill or other intangibles of Borrower, Guarantor and all their Subsidiaries.

     "Term Loan" shall mean Borrower's existing term loan described in Section
2.02 (a).

     "Unused Line of Credit" shall mean $10,000,000.00 minus the outstanding principal balance of the Line of Credit.


                                  SECTION II
                                  THE CREDIT

     SECTION 2.01. COMMITMENT TO LEND. Subject to and upon the terms and conditions contained in this Agreement, and relying on the representations and warranties contained in this Agreement, Lender agrees to make the Line of Credit to the Borrower, said extension of credit being more particularly described hereinafter.

     SECTION 2.02. (A) TERM LOAN. On March 15, 1998, Lender lent to the Borrower the principal sum of Twenty-five Million and No/100 ($25,000,000.00) Dollars (the "Term Loan") which was evidenced by a promissory note payable to the order of Lender in the amount of $25,000,000.00, with interest to accrue at the Libor Rate or Base Rate in accordance with Section 2.03. The Term Loan was initially payable interest only on the last day of each month commencing March 31, 1998 and thereafter on the last day of each month until May 31, 1998. Thereafter, the Term Loan shall be payable in 70 equal monthly principal payments of $209,000.00, plus accrued interest with a final payment of all unpaid principal and interest then due payable on April 30, 2004. The first installment of principal and interest on the Term Loan shall be payable on June 30, 1998 with the succeeding installments payable on the last day of each month until the Term Loan has been paid in full. Borrower hereby acknowledges and affirms the Term Loan.

     (B) LINE OF CREDIT. Subject to and upon the terms and conditions contained in this Agreement, and relying on the representations and warranties contained in this Agreement, the Lender agrees to make Advances to Borrower periodically during the Line of Credit Period in an aggregate principal amount outstanding not to exceed the sum of Ten Million and No/100 ($10,000,000.00) Dollars (the "Line of Credit"). On April 30, 2001, Lender's obligations to make any Advance on the Line of Credit shall cease. The Line of Credit shall be evidenced by a promissory note executed by the Borrower in a form acceptable to Lender, dated the Closing Date, in the principal sum of $10,000,000.00, payable to the order of the Lender on April 30, 2001. During the Line of Credit Period, the Advances shall accrue interest at Libor Rate or Base Rate in accordance with Section 2.03 and shall be payable interest only monthly in arrears on the last day of each month, beginning the month of the initial Advance, and continuing on the last day of each succeeding month until April 30, 2001.

     (C) ADVANCES. Upon the terms and subject to the conditions hereof, Borrower may request an Advance under the Line of Credit during Lender's regular business hours in accordance with the provisions of Section 2.03. Borrower shall make a request for an Advance under the Line of Credit by delivering to Lender by mail, hand-delivery, facsimile or by telephonic notice to Lender's applicable officer specifying (i) the amount to be borrowed, and (ii) the date the funds will be borrowed, and all Advance Requests shall be made by the Borrower's Agent. Borrower hereby authorizes Company's Agent to borrow money and contract obligations with Lender. Until Borrower notifies Lender in writing of the withdrawal of Company's Agent's rights and powers, Lender shall be able to rely conclusively upon the right of Company's Agent to make Advances on behalf of Borrower. Borrower agrees that only its duly authorized Company's Agent shall make an Advance under the Line of Credit.

     All proceeds of any Advance shall be deposited to Borrower's account at Lender.

     (D) CREDIT ADVICE. After the borrowing of any Advance in accordance with this Agreement, Lender will mail to Borrower at the most recent address shown on Lender's records a credit advice showing the amount of the Advance and the amount of funds credited into Borrower's Account. Within ten (10) days after the date of such advices, Borrower shall notify Lender of any inaccuracy in the credit advices or the lack of authority to borrow the Advance. Failure by Borrower to notify Lender timely shall preclude the Borrower from asserting against Lender the inaccuracy of such advices and/or the lack of authorization of such Advance. Lender's failure to mail the credit advice shall not alter Borrower's obligation to repay the Line of Credit or make Lender liable to Borrower for failure to mail the credit advice.

     (E) INTERNAL RECORDS SHALL CONTROL. The principal amount shown on the face of the Line Note evidences the maximum aggregate principal amount that may be outstanding on the Line of Credit. Borrower agrees that the internal records of Lender shall constitute for all purposes prima facie evidence of (i) the amount of principal and interest owing on the Loan from time to time, (ii) the amount of each Advance made to Borrower under the Line of Credit and (iii) the amount of each principal and/or interest payment received by Lender on the Loan, unless such internal records of Lender are manifestly erroneous.

     SECTION 2.03. CONVERSION. (a) The Borrower has previously determined that the Term Loan shall accrue interest at the Base Rate with an Interest Period to expire on March 31, 2000. On the date of the initial Advance, Borrower will determine the Interest Period and whether the Advance will accrue interest at Libor Rate or the Base Period. Upon the expiration of such Interest Period and any Interest Period thereafter, the Borrower shall have the option to convert the interest rate accruing on all (but not less than all) of the outstanding principal balance of the Term Loan or the Line of Credit, as applicable, into a Libor Rate or Base Rate; provided that (i) a Loan can not be converted when any Default has occurred and is continuing and in such event the Loan shall continue to accrue interest at the rate in effect as of the date of such Default, and
(ii) no conversions of any Loan are allowed until the expiration of the Interest Period applicable to the existing rate of interest has expired.

     (b) Each conversion shall be enacted by the Company Agent by giving Lender at its main office prior to 11:00 a. m. (New Orleans time) on or before the last Business Day of the applicable Interest Period written or telephone notice of the conversion (each a "Notice of Conversion") specifying if the applicable Loan is to be converted into accruing interest at Libor Rate or Base Rate and the Interest Period to be applicable thereto. In the absence of any specific rate election by the Borrower or if Borrower fails to provide such notice to the Lender in a timely manner, the Loan shall accrue interest at the Base Rate. Borrower may prepay the Loan without payment of premium or penalty.

     (c) Interest on the outstanding principal owed on the Loan shall be computed and assessed on the basis of the actual number of days elapsed over a year composed of 360 days.

     SECTION 2.04. INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that Lender shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

          (i) on any Interest Period or date of conversion that, by reason of any changes arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Libor Rate; or

          (ii) at any time, that Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Libor Rate because of any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to Lender of the principal or interest on such Libor Rate (except for changes in the rate of tax on, or determined by reference to, the net income or profits of Lender) or (B) a change in official reserve requirements; or

          (iii) at any time, that the making or continuance of any Libor Rate has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the London interbank market;

then, and in any such event, Lender shall promptly give notice (by telephone confirmed in writing) to the Borrower. Thereafter (x) in the case of clause (i) above, Libor Rate shall no longer be available until such time as Lender notifies the Borrower that the circumstances giving rise to such notice no longer exist, and any Notice of Conversion given by the Borrower with respect to Libor Rate which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower agrees to pay to Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as agreed to by Lender and the Borrower) as shall be required to compensate Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to Lender, showing the basis for the calculation thereof, submitted to the Borrower by Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Loan shall accrue interest at the Base Rate. Lender agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to Lender, Lender's obligations to convert the interest accruing on the Loan into Libor Rate on the terms and conditions contained herein shall be reinstated.

     (b) At any time that any Libor Rate Loan is affected by the circumstances described in Section 2.04 (a)(ii) or (iii), the Loan shall accrue interest at the Base Rate.

     SECTION 2.05. USE OF PROCEEDS. Subject to the compliance with the terms and conditions of this Agreement, Borrower may use the Line of Credit to fund the general corporate operating needs of

Borrower and/or the short term funding of Borrower's capital expenditures and acquisitions on terms acceptable to Lender. In addition to the foregoing, Borrower may use up to the aggregate principal amount of $1,000,000.00 of the Line of Credit for the purchase by either Borrower or Conrad of up to 200,000 shares of Conrad's outstanding stock, which shall be owned and held as treasury stock by Borrower or Conrad, whoever is the purchaser of such stock.

     SECTION 2.06. PREPAYMENT. Borrower shall be entitled to prepay the Loan in whole or in part, without payment of premium or penalty.

     SECTION 2.07. COMMITMENT Fee. In consideration of Lender making the Line of Credit, Borrower agrees to pay to Lender, in arrears, a fee within ten calendar days of the last day of March, June, September and December in each year and on the maturity day of the Line of Credit, a commitment fee per annum equal to one quarter of one percent (1/4% or 25 basis points) of the average Unused Line of Credit during the preceding fiscal quarter, or portion thereof. The average Unused Line of Credit shall be determined by dividing the sum of the Unused Line of Credit for each day of that quarter by 90.

                                  ARTICLE III
                         SECURITY FOR THE OBLIGATIONS

     SECTION 3.01. COLLATERAL. The Loan and the Obligations shall be secured by a first Lien in favor of Lender on the following collateral (the "Collateral") to be documented upon terms and conditions satisfactory to Lender (the "Collateral Documents"):

          (a) Continuing Guaranty by Guarantor whereby Guarantor solidarily agrees to repay all of the Obligations;

                                CONRAD SHIPYARD

          (b) A Collateral Note by Borrower in amount of $50,000,000.00 secured by and paraphed for identification with a first, valid and enforceable collateral mortgage mortgaging the Conrad Shipyard and all improvements and component parts located thereon, which mortgage shall include an assignment of leases and rents;

          (c) A Security Agreement executed by Borrower granting a security interest in the Collateral Note;

          (d) A Security Agreement and Financing Statements by Borrower granting a first lien and security interest in all furniture, equipment, inventory, fixtures, accounts, documents and general intangibles, including without limitation, franchise agreements, operating agreements, contract rights, licenses, permits and parish and city ordinances and approvals relating to or usable in connection with the use, occupancy, operation, ownership or maintenance of the Conrad Shipyard;

                                ORANGE SHIPYARD

          (e) A deed of trust by Orange mortgaging the Orange Shipyard and all improvements and component parts located thereon, which deed of trust shall include an assignment of leases and rents; and

          (f) A Security Agreement and Financing Statements by Orange granting a first lien and security interest in all furniture, equipment, inventory, fixtures, accounts, documents and general intangibles, including without limitation, franchise agreements, operating agreements, contract rights, licenses, permits and parish and city ordinances and approvals relating to or usable in connection with the use, occupancy, operation, ownership or maintenance of the Orange Shipyard.

                               CONRAD INDUSTRIES

          (a) A Security Agreement and Financing Statements by Conrad granting a first lien and security interest in all furniture, equipment, inventory, accounts, documents and general intangibles.

     SECTION 3.02. GUARANTIES. Conrad and Orange shall jointly, severally and solidarity guaranties the repayment of all Obligations of Borrower to Lender, including but not limited to the Loan.

                                   SECTION IV
                        REPRESENTATIONS AND WARRANTIES

     In order to induce Lender to enter into this Agreement, the Borrower and Guarantor represent and warrant to Lender as follows:

     SECTION 4.01. CORPORATE EXISTENCE. (a) Borrower is a validly organized corporation duly existing and in good standing under the laws of the State of Louisiana and is duly qualified as a foreign corporation in all jurisdictions wherein the property owned or the business transacted by it make such qualifications necessary. Orange is a validly organized corporation duly existing and in good standing under the laws of the State of Texas and is duly qualified as a foreign corporation in all jurisdictions wherein the property owned or the business transacted by it make such qualifications necessary. Conrad is a validly organized corporation duly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in the State of Louisiana and in all jurisdictions wherein the property owned or the business transacted by it make such qualifications necessary.

          (b) Borrower has never done business under any name other than the name of the Borrower set forth above, and as Conrad Industries, Inc. Borrower's tax identification number is 72-0456758 and its principal place of business is 1501 Front Street, Morgan City, Louisiana 70380.

          (c) Orange has never done business under any name other than its name set forth above and as Clary Industries, Inc. Orange's tax identification number is 74-1789273 and its principal place of business is 710 Market Street, Orange, Texas 77630.

          (d) Conrad has never done business under any name other than its name set forth above. Conrad's tax identification number is 76-0475815 and its principal place of business is 1501 Front Street, Morgan City, Louisiana 70380.

     SECTION 4.02. CORPORATE POWER AND AUTHORIZATION. The making and performance by the Borrower of this Agreement, the borrowing by the Borrower and the issuance of the Note and Collateral Documents by it hereunder, have been duly authorized by all necessary corporate action and will not (i) violate any provision of law or of the articles of incorporation or by-laws of the Borrower, or (ii) result in a breach of, or constitute a default under, any agreement, indenture or other instrument to which the Borrower is a party or by which it is bound, the result of which would be to have material and adverse effect on the business or property of the Borrower. The making and performance by Guarantor of this Agreement, the issuance of the Continuing Guaranty and the Collateral Documents by it hereunder have been duly authorized by all necessary corporate action and will not (i) violate any provision of law or of the articles of incorporation or by-laws of Guarantor, or (ii) result in a breach of, or constitute a default under, any agreement, indenture or other instrument to which Guarantor is a party or by which it is bound, the result of which would be to have material and adverse effect on the business or property of Guarantor.

     SECTION 4.03. NO CONSENT. No consent or approval of any governmental agency or authority is required in connection with the execution, delivery and performance by Borrower or Guarantor of this Agreement, the Note, the Collateral Documents and all other documents required hereunder.

     SECTION 4.04. ENFORCEABLE OBLIGATIONS. This Agreement, the Collateral Documents and the Note to which the Borrower and/or Guarantor, as applicable is a party, when duly executed and delivered for value will be legal, valid and binding obligations of the Borrower and/or Guarantor, as applicable, enforceable against the Borrower and/or Guarantor, as applicable in accordance with their respective terms.

     SECTION 4.05. NO MATERIAL LIABILITIES OR LITIGATION. Except for liabilities incurred in the normal course of business, the Borrower and Guarantor do not have any material (individually or in the aggregate) liabilities, direct or contingent. In addition, there are no pending or threatened actions or proceedings before any court or administrative agency which may materially and adversely affect the Borrower's and/or Guarantor's business, operations, assets conditions or property, financial or otherwise.

     SECTION 4.06. FINANCIAL CONDITION. The financial statements of Borrower as heretofore furnished to Lender have been prepared in accordance with the generally accepted accounting principles applied on a consistent basis and fairly present the financial condition of Borrower as of those dates. To the best of Borrower's knowledge and belief, Borrower does not have any contingent obligation or liability for taxes not disclosed by or reserved against in said financial statements, and there have been no material adverse changes in the financial condition of Borrower from that set forth in said financial statements. The financial statements of Guarantor as heretofore furnished to Lender fairly present the financial condition of Guarantor as of the date hereof. To the best of Guarantor's knowledge and belief, Guarantor has no contingent obligation or liability for taxes not disclosed by or reserved against in said financial statements, and there have been no material adverse changes in the financial condition of Guarantor from that set forth in said financial statements. Since the close of the period covered by the latest financial statement delivered to Lender with respect to the Borrower and Guarantor, there has been no material adverse change in the assets, liabilities or financial condition of the Borrower or Guarantor. No event has occurred (including, without limitation, any litigation or administrative proceedings) and no condition exists or, to the knowledge of Borrower or Guarantor, is threatened, which (i) might render Borrower or Guarantor unable to perform its obligations under this Agreement, the Note or the Collateral Documents, or (ii) would constitute a Default hereunder, or (iii) might adversely affect the financial condition of the Borrower or Guarantor or the validity or priority of the lien of the Collateral Documents. All parties acknowledge that Lender is relying upon said financial statements in entering into this Agreement and the Loan.

     SECTION 4.07. LIABILITIES AND LITIGATION. There is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of Borrower and/or Guarantor, threatened against or affecting Borrower or Guarantor which involves the possibility of any judgment or liability not fully covered by insurance, and which may materially and adversely affect the business or assets of the Borrower or Guarantor or their respective ability to carry on business as now conducted.

     SECTION 4.08. TAXES AND GOVERNMENTAL CHARGES. Borrower and Guarantor have filed all tax returns and reports required to be filed by all applicable jurisdictions and have paid all taxes, assessments, fees and other governmental charges levied upon it or upon any property owned by them or upon their income, which are due and payable, including interest and penalties, or has provided adequate reserves for the payment thereof.

     SECTION 4.09. TITLE TO PROPERTY. Borrower and Guarantor, as applicable, have good, valid and merchantable title to the Property, free of all Liens except (i) those created by the Collateral Documents, or (ii) those disclosed to Lender in writing prior to date hereof, including those reflected on the title commitment covering portions of the Property. Furthermore, neither Borrower nor Guarantor has heretofore conveyed or agreed to convey or encumber any Collateral in any way, except in favor of the Lender or as disclosed to Lender in writing prior to date hereof. Neither Borrower nor Guarantor have any Liens on any of their assets except Permitted Liens.

     SECTION 4.10. DEFAULT. Neither Borrower nor Guarantor is in default (in any respect which materially and adversely affects its business, property, operations or condition, financial or otherwise) under any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower and/or Guarantor is a party or by which either is bound or subject to any charter or other corporate restriction which materially and adversely affects its business, properties or assets, operation or condition, whether financial or otherwise, except as disclosed to the Lender in writing. No Default hereunder has occurred and is continuing.

     SECTION 4.11. NO CONSENT. Borrower's and Guarantor's execution, delivery and performance of this Agreement, the Note and the Collateral Documents, as applicable, do not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

     SECTION 4.12. COMPLIANCE WITH THE LAW. Borrower and/or Guarantor (i) is not in violation of any law, judgment, decree, order, ordinance or governmental rule or regulation to which the Borrower or any of its property are subject; and (ii) has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of its property or the conduct of its business; in each case, which violation or failure could reasonably be anticipated to materially and adversely affect the business, prospects, profits, property or condition (financial or otherwise) of the Borrower.

     SECTION 4.13. OTHER INFORMATION. All information, reports, papers and data given to Lender by the Borrower and Guarantor pursuant to this Agreement and in connection with the Borrower's application for the Loan are accurate and correct in all material respects. All financial projections given to Lender were prepared in good faith based on facts and circumstances existing at the time of preparation and were believed by the Borrower to be accurate in all material respects. No information, exhibit or report furnished by the Borrower to Lender in connection with the negotiation of this Agreement contains any material misstatement of fact or fails to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

     SECTION 4.14. ENVIRONMENTAL MATTERS. (a) To the best of the Borrower's knowledge, all operating facilities and property owned, leased, used, or operated by the Borrower and/or Guarantor have been, and will continue to be, owned, leased, used, or operated by the Borrower and/or Guarantor in substantial compliance with applicable environmental laws, regulations, and guidelines. There has been no claim, complaint, or notice received by the Borrower or Guarantor with respect to a violation of environmental laws which remains unsettled or unresolved as of the date hereof, including but not limited to, any unsettled or unresolved liabilities relating to, arising out of or resulting from (i) any emission, discharge or release of any pollutant, contaminant, Hazardous Material, toxic material or other similar waste or (ii) any processing, distribution, use, treatment, transport, removal, storage and/or disposal of materials or wastes into or upon the ambient air, surface water, ground water or land owned by the Borrower or any Guarantor or any alleged violation of any federal, state, or local statute, regulation, or ordinance relating to the environment. There has been no complaint or notice received by the Borrower or Guarantor regarding potential liability under the Comprehensive Environmental Response Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act, as amended, or any comparable state or local law which is unsettled or remains unresolved as of the date hereof. To the Borrower's knowledge, there has been no release of a Hazardous Material at any facility or property owned, leased, used, or operated by the Borrower or Guarantor which caused or could have cause a material adverse change in the Borrower's financial condition, business or ability to pay or perform its Obligations. For purposes of the last sentence of this Section III (k), "release" shall have the meaning assigned to it under the Comprehensive Environmental Response Compensation and Liability Act.

          (b) Borrower and Guarantor have obtained all permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of the Property by reason of any Hazardous Materials. The use which the Borrower and Guarantor makes and intends to make of the Property will not result in any Hazardous Materials Contamination.

     SECTION 4.15. GOVERNMENTAL REQUIREMENTS. The Property is in compliance with all current Governmental Requirements affecting the Property, including, without limitation, all current zoning and land use regulations, building codes and all restrictions and requirements imposed by applicable governmental authorities with respect to the construction of any improvements on the Property and the contemplated use of the Property.

     SECTION 4.16. CONTINUING ACCURACY. All of the representations and warranties contained in this article or elsewhere in this Agreement shall be true through and until the Obligations are fully satisfied, and Borrower shall promptly notify Lender of any event which would render any of said representations and warranties untrue or misleading.

     SECTION 4.17. AMERICANS WITH DISABILITIES ACT. The Property shall be readily accessible to individuals with disabilities, and complies with all terms and conditions of the Americans With Disabilities Act, 42 U.S.C. (S) 1210, et seq. and all regulations and orders promulgated thereunder.

     SECTION 4.18. CLEAN AIR ACT. The Property now complies with and upon completion of the Improvements shall continue to comply with all terms and conditions of 42 U.S.C. (S) 7401, et seq. and all regulations and orders promulgated thereunder.

     SECTION 4.19. LICENSES, PERMITS. The Borrower and Guarantor have all permits, certificates, licenses (including patent and copyright licenses) approvals and other authorizations required in connection with the operation of their business.

     SECTION 4.20. GOVERNMENT CONTRACTS. Neither Borrower nor Guarantor has ever been debarred or suspended from contracting (as a first tier or any other level of subcontractor) for or bidding on any Governmental Contract (as such term is defined below). Neither Borrower nor Guarantor is currently debarred or suspended from (or has received notice that it is under investigation with respect to a possible debarment or suspension from) bidding on or entering into any contract with or for any Governmental Authority ( a "Government Contract"). Neither Borrower nor Guarantor has been given notice (i) that any Government Contract may be or will be terminated for the convenience of a Governmental Authority or a default by Borrower or Guarantor, as the case may be, (ii) that a major program or contract of Borrower or Guarantor will be eliminated or substantially reduced or suspended, (iii) requiring or resulting in, loss of use or substantial impairment or interference of use by Borrower or Guarantor, as the case may be, of any facilities owned by a Governmental Authority, or (iv) that any relevant budget authority or contract authority has been exceeded with respect to any material Government Contract. Neither the Borrower or Guarantor anticipates incurring cost overruns on any Government Contracts which would have a material adverse effect on the financial condition of Borrower or Guarantor.

     SECTION 4.21. FEDERAL REGULATIONS. No part of the proceeds of the Loan will be used as "purpose credit" within the meaning of such term under Regulations U or G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect, if such use would violate the provisions of Regulations U or G.

     SECTION 4.22. SUBSIDIARIES. At the Effective Date, the Borrower has no Subsidiaries except Guarantor, and the Borrower owns all of the capital stock of Orange and Conrad owns all of the capital stock of Borrower. There are no Liens on any of the capital stock of Orange or of Borrower.

     SECTION 4.23. GOVERNMENT CONTRACTS. Borrower and Guarantor have the right under their Government Contracts to grant a security interest to the proceeds therefrom under the Collateral Documents and the Collateral Documents create a non-perfected security interest in the Government Contracts. To the best of Borrower's and Guarantor's respective knowledge, there are no offsets, and there are not currently threatened or pending any claims or offsets against Borrower or Guarantor by any Governmental Authority.

     SECTION 4.24. ASSETS MORTGAGED TO LENDER. All drydocks, barges and other vessels and equipment of Borrower and Guarantor are not documented vessels with the United States Coast Guard and are free and clear of any Liens, except the Collateral Documents or Permitted Liens. In the event any asset of Borrower or Guarantor becomes a documented vessel with the United States Coast Guard, Borrower agrees to notify Lender and to execute a preferred maritime ship mortgage encumbering such asset in favor of Lender upon terms and conditions reasonably acceptable to Lender. All immovable and real property of Borrower and Guarantor are mortgaged to Lender under the Collateral Documents, except the shipyard owned by Borrower in Amelia, Louisiana. All equipment of Borrower and Guarantor are subject to a perfected security interest in favor of Lender in accordance with the terms of the Collateral Documents. Orange acknowledges that the Collateral Documents executed by it continue to secure the performance and payment of the Obligations, even though Borrower changed its name from Conrad Industries, Inc. to Conrad Shipyard, Inc.

                                   SECTION V
                             AFFIRMATIVE COVENANTS

     The Borrower agrees that, so long the Loan remains unpaid, or any other amount or any Obligations are owing to Lender hereunder, the Borrower and Guarantor and all of its Subsidiaries, as applicable, shall comply with the covenants in this Section.

     SECTION 5.01. FINANCIAL COVENANTS. Borrower shall comply with the following Financial Covenants until the Loan has been paid in full, except as provided herein:

     (a) DEBT TO TANGIBLE NET WORTH: The Borrower on a consolidated basis with Guarantor and each Subsidiary shall maintain a Debt to Net Worth Ratio of no greater than 1.75 to 1.0 until the Loan is paid in full.

     (b) DEBT SERVICE COVERAGE RATIO. Borrower on a consolidated basis with Guarantor and each Subsidiary shall maintain at all times during the existence of the Loan a Debt Service Coverage Ratio of at least 1.25 to 1.0 as of the end of each fiscal quarter.

     (c) CURRENT RATIO. Borrower on a consolidated basis with Guarantor and each Subsidiary shall maintain at all times during the existence of the Loan a ratio of Current Assets (minus any prepaid expenses) to Current Liabilities of 1.25 to
1.0 or greater.

     SECTION 5.02. FINANCIAL STATEMENTS. (a) Borrower shall, from time to time, promptly furnish to Lender as soon as available, but in any event within ninety
(90) days after the close of Borrower's fiscal year a copy of the audited financial statements of Borrower, Guarantor and all of its Subsidiaries on a consolidated basis, as of the close of such fiscal year prepared in reasonable detail and in accordance with generally accepted accounting principles in the United States in effect from time to time and applied consistently throughout the period reflected therein, with such financial statements to include a balance sheet of the Borrower and Guarantor and all of its Subsidiaries on a consolidated basis, as of the end of such year and the related statement of operations, of stockholder's equity and of cash flow prepared in reasonable detail and in conformity with generally accepted accounting principles in the United States in effect from time to time and applied on a basis consistent with that of the preceding fiscal year, and audited by independent certified public accountants selected by Borrower and satisfactory to Lender.

     (b) Borrower shall, from time to time, promptly furnish Lender as soon as available, but in any event within sixty (60) days after the end of each quarter of each fiscal year of Borrower, the consolidated unaudited balance sheet of Borrower, Guarantor and all of its Subsidiaries as of the end of each such quarter and the related unaudited statements of operations, of shareholder's equity and of cash flow for such quarter and the portion of the fiscal year throughout such date, all prepared in reasonable detail and in conformity with good accounting practices in the United States in effect from time to time and applied consistently throughout the period reflected therein and certified by the chief financial officer of Borrower and Guarantor.

     (c) Immediately upon becoming aware of the occurrence of any event which constitutes a Default or which could constitute a Default with the passage of time or the giving of notice, or both, Borrower shall give written notice to Lender describing such occurrence together with a detailed statement by the Company Agent of the steps being taken by Borrower to cure the effect of such event.

     (d) Borrower shall furnish to Lender concurrently with the delivery of the financial statements referred to in subsections (a) and (b) above, a certificate of the chief financial officer of Borrower (i) stating that such officer has no knowledge of any Default, or any other event with which the passage of time would become a Default under this Agreement or the Collateral Documents, except as specified in such certificate and (ii) showing in detail the calculations supporting such statements in respect to Section 5.01. The Borrower shall furnish to Lender with reasonable promptness, such additional financial and other information as Lender may from time to time reasonably request.

     SECTION 5.03. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Borrower and Guarantor shall continue to engage principally in the business of the same general type now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary in the normal conduct of its business and comply with all laws.

     SECTION 5.04. INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. The Borrower, Guarantor and their Subsidiaries shall keep proper books and records in conformity in all material respects of GAAP and permit representatives of Lender to visit and inspect any of its properties and examine the books and records of the Borrower at any reasonable time during normal business hours and as often as may reasonably be necessary, and to discuss the business, operations, properties and financial and other condition of the Borrower, Guarantor and their Subsidiaries with officers of the Borrower, Guarantor and their Subsidiaries and with its independent certified public accountants.

     SECTION 5.05. NOTICE OF CERTAIN EVENTS. (a) The Borrower shall promptly notify Lender of any change in location of the Borrower's and/or Guarantor' principal places of business or the office where Borrower and/or Guarantor keeps its records concerning accounts and contract rights.

          (b) The Borrower shall promptly notify Lender of the arising of any litigation or dispute threatened against or affecting the Borrower, Guarantor and/or any of their Subsidiaries or the Property which, if adversely determined, would have a material adverse effect upon the financial condition or business of the Borrower and/or Guarantor. In the event of such litigation, the Borrower will cause such proceedings to be vigorously contested in good faith and, in the event of any adverse ruling or decision, the Borrower shall prosecute all allowable appeals. Lender may (but shall not be obligated to), without prior notice to Borrower, commence, appear in or defend any action or proceeding purporting to affect the Loan, or the respective rights and obligations of Lender or Borrower and/or Guarantor pursuant to this Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including reasonable attorneys' fees and expenses incurred in connection with such proceedings or actions, which Borrower agrees to repay to Lender upon demand.

     SECTION 5.06. ENVIRONMENTAL INDEMNITY. (a) Borrower and Guarantor agree to
(i) give notice to Lender immediately upon its acquiring knowledge of the violation of any Governmental Requirement regarding the presence of any Hazardous Materials on the Property and/or of any Hazardous Materials Contamination with a full description thereof; and (ii) promptly comply with any Governmental Requirement requiring removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Lender with satisfactory evidence of such compliance. Upon the discovery of any Hazardous Materials Contamination, or upon the occurrence of a Default and the expiration of the cure period provided in Section 7.02, Lender shall have the right to cause an environmental audit or review of the Property to be performed by a firm acceptable to Lender at the sole cost and expense of Borrower.

          (b) Borrower and Guarantor shall solidarily defend, indemnify and hold Lender, its directors, officers, agents and employees harmless from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, reasonable attorneys' fees and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future be paid, incurred, or suffered by, or asserted against Lender by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from or onto the Property of any Hazardous Materials or any Hazardous Materials Contamination, or arise out of, or result from, the environmental condition of the Property or the applicability of any Governmental Requirement relating to Hazardous Materials (including, without limitation, CERCLA or any so called federal, state or local "super fund" or "super lien" laws, statute, ordinance, code, rule, regulation, order or decree) regardless of whether or not caused by or within the control of Borrower and/or Guarantor. These representations, covenants and warranties contained in this Section 5.07 shall survive the termination of this Agreement.

     SECTION 5.07. INDEMNIFICATION. (a) Borrower and Guarantor shall solidarily defend, indemnify Lender and hold Lender harmless from claims of brokers with whom the Borrower and/or Guarantor has dealt in the execution hereof or the consummation of the transactions contemplated hereby.

          (b) The Borrower and Guarantor shall solidarily defend, indemnify Lender and hold Lender harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses of whatever kind or nature which may be imposed on, incurred by or asserted at any time against Lender in any way relating to, or arising in connection with, the use or occupancy of any of the Property.

          (c) Borrower and Guarantor solidarily agree to defend, indemnify, hold harmless and fully protect Lender from any allegation or charge whatsoever of negligence, misfeasance or nonfeasance of Lender in whole or in part, pertaining to any, defect in the Property, and particularly, any failure of Lender or any agent, officer, employee or representative of Lender, to note any defect in materials or workmanship or of physical conditions or failure to comply with any ordinances, statutes or other governmental requirements, or to call to the attention of any person whatsoever, or take any action, or to demand that any action be taken, with regard to any such defect or failure or lack of compliance.

     SECTION 5.08. MAINTENANCE OF THE PROPERTY. Borrower and Guarantor shall cause the Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Property. The Property shall not be removed, demolished or materially altered (except for normal replacement), without the prior written consent of Lender. Borrower and Guarantor shall promptly comply with all laws, orders, and ordinances affecting the Property or the use thereof, and shall promptly repair, replace or rebuild any part of the Property which may be damaged or destroyed by any casualty

(including any casualty for which insurance was not obtained or obtainable) and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Property. Except with regard to normal and customary utility servitudes, the Borrower and Guarantor will not, without obtaining the prior written consent of Lender, initiate, join in, or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Property or any part thereof.

     SECTION 5.09. AMERICANS WITH DISABILITIES ACT. (a) Borrower and Guarantor shall (i) maintain the Property to be readily accessible to individuals with disabilities, (ii) provide goods, services, accommodations, access and facilities without discrimination on the basis of disability, and (iii) comply with all terms and conditions of the Americans With Disabilities Act, 42 U.S.C.
(S) 1210, et seq. and all regulations and orders promulgated thereunder.

     (b) Borrower and Guarantor shall defend, indemnify and hold Lender harmless from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, reasonable attorneys' fees and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future be paid, incurred, or suffered by, or asserted against Lender by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, any violations of the Americans With Disabilities Act or any regulations or orders promulgated thereunder resulting from the operation, maintenance or renovation of the Property.

     SECTION 5.10. CLEAN AIR ACT. (a) Borrower and Guarantor shall maintain the Property in full compliance with all terms and conditions of the Clean Air Act 42 U.S.C. (S)7401, et seq. and all regulations and orders promulgated thereunder.

     (b) Borrower and Guarantor shall defend, indemnify and hold Lender harmless from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, reasonable attorneys' fees and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future be paid, incurred, or suffered by, or asserted against Lender by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, any violations of the Clean Air Act or any regulations or orders promulgated thereunder resulting from the operation, maintenance or renovation of the Property.

     SECTION 5.11. ERISA. Borrower shall fulfill its obligations under the minimum funding standards of ERISA and the Internal Revenue Code of 1986, as amended, with respect to each Plan, and neither the Borrower nor any Affiliate or Subsidiary shall take any action that would result in the termination of a Plan by the Pension Benefit Guaranty Corporation.

     SECTION 5.12. TAXES AND OTHER LIENS. Borrower and Guarantor will pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon the Property as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien upon any or all of the Property; provided, however, the Borrower and/or Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted and if Borrower and/or Guarantor have set up reserves therefor adequate under generally accepted accounting principles or if the claim is covered by insurance or the payment or performance bonds. Borrower shall furnish Lender with proof of payment of all taxes, assessments, charges, levies or claims not later than the date on which penalties might attach thereto, or in the event that the Borrower and/or Guarantor contests any such taxes, assessments, charges, levies or claims in accordance with this section, Borrower and/or Guarantor shall furnish Lender with a description of the contested matter and all actions taken by Borrower and/or Guarantor in connection with such contest.

     SECTION 5.13. MAINTENANCE OF BORROWER'S AND ITS SUBSIDIARIES' EXISTENCE. Borrower, Guarantor and their Subsidiaries will (i) maintain their respective corporate existence and rights; (ii) observe and comply (to the extent necessary so that any failure will not materially and adversely affect the business of the Borrower, Guarantor and/or their Subsidiaries) with all applicable Governmental Requirements applicable to Borrower, Guarantor and/or their Subsidiaries or the Property (including without limitation applicable statutes, regulations, orders and restrictions relating to environmental standards or controls or to energy regulations); and (iii) maintain the Property in generally good and workable condition at all times and make all repairs, replacements, additions, betterments and improvements to the Property to the extent necessary so that any failure will not materially and adversely affect the business of the Borrower, Guarantor and/or their Subsidiaries.

     SECTION 5.14. FURTHER ASSURANCES. Borrower and Guarantor will promptly (and in no event later than 30 days after written notice from Lender is received) cure any defects in the creation, execution and delivery of this Agreement, the Note or the Collateral Documents. Borrower and/or Guarantor at Borrower's expense will promptly execute and deliver to Lender upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower and/or Guarantor in this Agreement, the Note or in the Collateral Documents or to further evidence and more fully describe the Collateral, or to correct any omissions in the Collateral Documents, or more fully state the security obligations set out herein or in any of the Collateral Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Collateral Documents, or to make any recordings, to file any notices, or obtain any consents as may be necessary or appropriate in connection with the transactions contemplated by this Agreement.

     SECTION 5.15. REIMBURSEMENT OF EXPENSES. Borrower will pay all reasonable legal fees incurred by Lender in connection with the preparation of this Agreement, the Note and the Collateral Documents. Borrower will, upon request, promptly reimburse Lender for all amounts expended, advanced or incurred by Lender to satisfy any obligation of the Borrower under this Agreement, or to protect the Property or business of the Borrower or to collect the Obligations, or to enforce the rights of Lender under this Agreement, which amounts will include all court costs, attorneys fees, fees of auditors and accountants and investigation expenses reasonably incurred by Lender in connection with any such matters, together with interest at the interest rate set forth in the Note on each such amount from the date that the same is expended, advanced or incurred by Lender until the date of reimbursement to Lender.

     SECTION 5.16. INSURANCE. (a) The Borrower shall procure and maintain for the benefit of Lender original paid-up insurance policies from companies satisfactory to Lender, in amounts, in form and substance, and with expiration dates acceptable to Lender and containing a noncontributory standard mortgagee clause or its equivalent in a form satisfactory to Lender, or the statutory mortgagee clause, if any, required in the state where the Property is located, or a mortgagee's loss payable endorsement, in favor of Lender, providing the following types of insurance on the Property:

          (i) Multi-Peril Hazard Insurance. For the Property, multi-peril hazard insurance. In each case, the policies will afford insurance against loss or damage by fire, lightning, explosion, earthquake, collapse, theft, sprinkler leakage, vandalism and malicious mischief and such other perils as are included in so-called "all-risks" or "extended coverage" and against such other insurable perils as, under good insurance practices, from time to time are insured against for properties of similar character and location; such insurance to be not less than 100% of the full replacement cost of the improvements located on the Property, without deduction for depreciation; said policies to contain replacement costs and stipulated value endorsements.

               (ii) Comprehensive General Liability Insurance. Comprehensive public liability insurance with respect to the Property and the operations related thereto, whether conducted on or off the Property, against liability for personal injury (including bodily injury and death) and property damage, of not less than a total of $5,000,000.00 combined single limit bodily injury and property damage; such comprehensive public liability insurance to be on a per occurrence basis and to specifically include but not limited to water damage liability, products liability, motor vehicle liability for all owned and nonowned vehicles, including rented and leased vehicles, and contractual indemnification.

               (iii) Workers' Compensation and General Liability. Workers' compensation and general liability insurance against loss, damage or injury to employees, agents or representatives of the Borrower, Guarantor and/or their Subsidiaries or of any contractor and subcontractor, or insurance against loss, damage or injury caused by any employees, agents or representatives of the Borrower, Guarantor and/or their Subsidiaries or of any contractor or subcontractor.

               (iv) Flood Insurance. Flood Insurance Policy in the amount of the Loan or the maximum amount obtainable, whichever is less, if the property is located in a Flood Hazard Area as defined by the Federal Emergency Management Agency.

               (v) Other Insurance. Such other insurance on the Property or any replacements or substitutions therefor and in such amounts as may from time to time be reasonably required by Lender against other insurable casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of the improvements on the Property, its construction, location, use and occupancy, or any replacements or substitutions therefor.

          (b) All of the foregoing policies shall contain an agreement by the insurer not to cancel or amend the policies without giving Lender at least thirty (30) days' prior written notice of its intention to do so and shall provide that the policies shall be payable not withstanding the acts of Borrower, Guarantor or their Subsidiaries, as applicable.

          (c) At or before Closing, Borrower shall deliver original binders evidencing the insurance and within 15 days of closing the original or certified policies to Lender, and Borrower shall deliver original or certified renewal policies with satisfactory evidence of payment not less than fifteen (15) days in advance of the expiration date of the existing policy or policies. In the event Borrower and/or its Subsidiaries should, for any reason whatsoever, fail to keep the Property or any part thereof so insured, or to keep said policies so payable, or fail to deliver to Lender the original or certified policies of insurance and the renewals thereof upon demand, then Lender after giving written notice to Borrower of that deficiency and if after 15 days after delivery of such notice, there is still no insurance coverage, then Lender, if it so elects, may itself have such insurance effected in such amounts and in such companies as it may deem proper and may pay the premiums therefor. The Borrower shall reimburse Lender upon demand for the amount of premium paid, together with interest thereon at 15% percent per annum from date until paid.

          (d) Borrower and Guarantor agree to notify Lender immediately in writing of any material fire or other casualty to or accident involving any of the Property, whether or not such fire, casualty or accident is covered by insurance. Borrower and Guarantor further agree to notify promptly Borrower's and/or Guarantor insurance company and to submit an appropriate claim and proof of claim to the respective insurance company if any of the Property is damaged or destroyed by fire or other casualty.

          (e) Lender is hereby authorized and empowered, at its option, to collect and receive the proceeds from any policy or policies of insurance, and each insurance company is hereby authorized and directed to make payment of all such losses directly to Lender instead of to the Borrower and/or Guarantor and Lender jointly. Lender shall apply the net proceeds thereof, in accordance with Subsections (f), (g) and/or (h) hereof.

          (f) If there is a fire or casualty loss which damages a portion (but not all) of the improvements on any of the Property and as long as no Default has occurred and is continuing, then the Proceeds of the insurance shall be deposited into a cash collateral account and such proceeds will be applied to the payment of the cost of restoration of the improvements upon such terms and conditions as Lender may deem necessary or appropriate in its reasonable discretion; provided, however, that (i) such insurance proceeds must be adequate to cover the cost of restoration of the improvements, or if the proceeds are insufficient, then the Borrower shall give Lender such adequate protection and assurance as Lender may, in its reasonable discretion require, that additional funds will be provided by the Borrower in order to complete the restoration of the Improvements (ii) the Borrower shall have provided Lender with such adequate protection and assurance as Lender may, in its reasonable discretion require, that the Borrower has sufficient funds on hand to pay interest and principal on the Loan during the restoration period, and (iii) the first priority of the Collateral Documents in the Property is not impaired. In connection with any restoration of any of the improvements, the Borrower and/or Guarantor shall provide Lender with a detailed cost breakdown showing by line item all costs projected for such restoration and a revised and updated cost breakdown shall be furnished by the Borrower and/or Guarantor to Lender on a monthly basis.

          (g) If there is a fire or casualty loss which constitutes a total loss or a constructive total loss of any of the Property, or if not all of the conditions set forth in subclause (i) through (iv) of Subsection (f) above are satisfied, then the insurance proceeds shall be applied to the payment of the Obligations. If such insurance proceeds are not sufficient to pay the Obligations in full, Lender shall have a right to accelerate the maturity of the Obligations and proceed against the Borrower or the remainder of the property; and if the proceeds exceed the amount necessary to pay the Obligations in full, then such excess shall be paid to Borrower,

          (h) Upon demand of Lender and after the occurrence of a Default, the Borrower shall pay to Lender, together with, at the same time as and in addition to the payments of principal and/or interest due on the Note, a pro rata portion of the property taxes, assessments, governmental charges, levies and insurance premiums relating to the Property next to become due, as estimated by Lender, so that Lender will have sufficient funds on hand to pay such taxes, assessments, governmental charges, levies and premiums not less than thirty (30) days prior to the due date thereof. All such amounts shall be held by Lender (not in trust) without interest as further security for the Obligations. Lender may apply all or a portion of the amounts so paid at such time and in such order as Lender, in its uncontrolled discretion shall determine, to the payment of the taxes, assessments, governmental charges, levies and insurance premiums, as the case may be.

                                   SECTION VI
                               NEGATIVE COVENANTS

     Borrower agrees that, so long as the Loan remain unpaid, or any other amount or any Obligations are owing to Lender hereunder, the Borrower, Guarantor and all of their Subsidiaries, as applicable, shall comply with the applicable covenants contained in this Section.

     SECTION 6.01. LIMITATIONS ON LIENS. Other than Permitted Liens, Borrower and/or Guarantor or any of their Subsidiaries shall not create, encumber or suffer any Lien, other than the Collateral Documents and Permitted Liens, to exist on the Property, any other Collateral or upon any of the capital stock of any Subsidiary of Borrower and/or Guarantor without the prior written consent of Lender.

     SECTION 6.02. ENVIRONMENTAL LIABILITIES. Borrower, Guarantor and/or any of their Subsidiaries shall not violate any Governmental Requirement regarding Hazardous Materials and shall not create or allow any Hazardous Materials Contamination; and, without limiting the foregoing, or otherwise dispose of (or permit any Person to dispose of) any Hazardous Material (except in accordance with applicable law) into or onto or from, the Property, nor allow any Lien imposed pursuant to any Governmental Requirement relating to Hazardous Materials or the disposal thereof to be imposed or to remain on the Property.

     SECTION 6.03. ERISA COMPLIANCE. Borrower, Guarantor and/or any of their Subsidiaries shall not at any time permit any Plan maintained by it to engage in any "prohibited transaction" as such term is defined in Section 4975 of the Code; incur any "accumulated funding deficiency" as such term is defined in
Section 302 of ERISA; or terminate any such Plan in a manner which could result in the imposition of a Lien on the property of the Borrower and/or Guarantor pursuant to Section 4068 of ERISA.

     SECTION 6.04. CONSOLIDATION/MERGER. Neither Borrower, Guarantor nor any of their Subsidiaries shall merge or consolidate with any other Person without the written consent of Lender.

     SECTION 6.05. RESTRICTED PAYMENTS. Neither Borrower nor Conrad shall declare or pay any dividend on, or declare or make any other distribution on account of, any shares of any class of its stock now or hereafter outstanding, or set apart any sum for such purpose without the Lender's prior written consent. Neither Borrower, Guarantor nor any of their Subsidiaries shall purchase any of the capital stock of Conrad other than the purchase of not more than 200,000 shares of Conrad as authorized by Section 2.05 for a purchase price of not greater than $1,000,000.00, which share of Conrad shall be held as treasury stock by the purchaser thereof.

     SECTION 6.06. TRANSACTION WITH AFFILIATES. Neither Borrower, Guarantor nor any of their Subsidiaries shall enter into any transaction (including the purchase, sale or exchange of property or the rendering of any service) with any Affiliate except upon fair and reasonable terms which are at least as favorable to the Borrower, Guarantor or any Subsidiary as would be obtained in a comparable arm's length transaction with a non-Affiliate.

     SECTION 6.07. TRANSFER OF BORROWER'S OR GUARANTOR'S STOCK. Neither the capital stock of Borrower nor the capital stock of Orange shall be sold, transferred, exchange, pledged or encumbered to or in favor of a third Person without the prior written consent of Lender.

     SECTION 6.08. PARENT COMPANY. Without the prior written consent of Lender, Conrad shall not ever have any employees, assets or liabilities (other than the assets and liabilities of Borrower and its Subsidiaries on a consolidated basis) and shall not ever create or incur any Debt.

                                  ARTICLE VII
                             CONDITIONS OF LENDING

     SECTION 7.01. CONDITIONS OF INITIAL ADVANCE. The obligation of the Lender to make the initial Advance is subject to the accuracy of each and every representation and warranty of the Borrower contained in this Agreement, and to the receipt of the following on or before the Closing Date:

          (a) Agreement. A duly executed counterpart of this Agreement signed by all the parties thereto.

          (b) Note. The duly executed Line Note signed by the Borrower.

          (c) Corporate Authorization. Such authorization by the Board of Directors of Borrower's in form and substance satisfactory to the Lender with respect to the authorization of this Agreement, the Note and the Collateral Documents, as the case may be and the individuals authorized to sign such instruments.

          (d) Fees. Pay all fees and expenses of Lender's counsel, appraisers, inspectors and related experts.

          (e) Collateral Documents. Duly executed counterparts or originals of the Collateral Documents and receipt of the Collateral.

          (f) Opinion. A legal opinion from counsel of Borrower addressed to Lender in a form acceptable to Lender opining that this Agreement, the Note and the Collateral Documents are the valid, legal and binding obligation of Borrower enforceable in accordance with their terms, that the execution of this Agreement, the Note, and the Collateral Documents are in conformity with and do not violate any Governmental Requirements and that this Agreement, the Note and the Collateral Documents were duly authorized and executed by the Borrower.

          (g) Representations. Each of the representations and warranties of the Borrower contained in this Agreement shall be true and correct on and as of the date of the initial advance, except as such representations and warranties relate to matters that are permitted by this Agreement.

     SECTION 7.02. EACH ADDITIONAL ADVANCE. The obligation of the Lender to make additional advances on the Line of Credit is subject to the satisfaction of each of the following conditions:

          (a) Each of the representations and warranties of the Borrower contained in this Agreement shall be true and correct on and as of the date of such subsequent advance, except as such representations and warranties relate to matters that are permitted by this Agreement.

          (b) At the time of each subsequent advance, no Default shall have occurred and be continuing and no event with the passage of time or notice (or both) would be a Default shall have occurred and be continuing.

          (c) There shall have occurred no material adverse charges, either individually or in the aggregate, in the assets, liabilities, financial conditions, business operations, affairs or circumstances of the Borrower and/or Guarantor from those reflected in the most recent financial statements furnished to the Lender prior to the Closing Date, except to the extent that such changes are permitted by this Agreement; and

          (d) The satisfaction with any documentation or other conditions as required herein.

                                  SECTION VIII
                               EVENTS OF DEFAULT

     SECTION 8.01. DEFAULTS. The occurrence of any one or more of the following events shall constitute a default (a "Default") under this Agreement:

          (a) the failure of Borrower to pay promptly when due any interest or principal on any of the Obligations, including but not limited to the Loan;

          (b) the failure of Borrower and/or Guarantor to observe or perform promptly when due any covenant, agreement, or obligation due to the Lender;

          (c) the failure to pay on demand any amounts advanced by Lender for the payment of taxes and assessments or the cost of obtaining the release of any Collateral from any seizure, Lien, or attachment;

          (d) the inaccuracy at any time of any warranty, representation, or statement made to Lender by Borrower and/or Guarantor, whether such warranty, representation, or statement is made (i) in this Agreement, the Note, or the Collateral Documents, or (ii) in any other agreement, document, or writing;

          (e) any default on or in connection with any Obligation;

          (f) any material discrepancy between any financial statement submitted to Lender by Borrower and/or Guarantor and its actual financial condition;

          (g) any garnishment, seizure, or attachment of, or any tax lien or tax levy against, any assets of Borrower and/or Guarantor, including, without limitation, those assets that are Collateral, unless the same is being contested in good faith and is secured by adequate reserves in an amount sufficient to satisfy same;

          (h) one or more judgments, decrees, arbitration award, rulings or decisions shall be entered against Borrower and/or Guarantor involving in the aggregate a liability (not paid or fully covered by insurance including self-insurance or the payment or performance bonds) of $100,000 or more and all such judgments, decrees, awards and rulings shall not have been vacated, paid, discharged, stayed or bonded pending appeal within 60 days from the entry thereof;

          (i) Borrower shall default in any payment of principal of or interest on any Debt other than the Loan in the aggregate principal amount of more than $100,000, in each instance, beyond the period of grace, if any, provided in the instrument or agreement under which such Debt or observance or performance of any other agreement or condition relating to any such Debt or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt or beneficiary or beneficiaries of such (or a trustee, agent or other Person acting on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Debt to become due prior to its stated maturity;

          (j) a receiver, conservator, liquidator or trustee of the Borrower and/or Guarantor, or of any of their property (including the Property) is appointed by order or decree of any court or agency or supervisory authority having jurisdiction; or an order for relief is entered against the Borrower and/or Guarantor under the Federal Bankruptcy Code; or the Borrower and/or Guarantor is adjudicated bankrupt or insolvent; or any material portion of any property of any of the Borrower and/or Guarantor (including the Property) is sequestered by court order and such order remains in effect for more than thirty
(30) days after such party obtains knowledge thereof; or a petition is filed against the Borrower and/or Guarantor under any state, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction, whether now or hereafter in effect, and such petition is not dismissed within sixty (60) days;

          (k) the Borrower and/or Guarantor files a case under the Federal Bankruptcy Code or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any case or petition against it under any such law;

          (1) the Borrower and/or Guarantor makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of the Borrower and/or Guarantor or of all or any part of its property;

          (m) the entry of a final court order that enjoins or restrains Borrower's and/or Guarantor's conduct of their business activities;

          (n) the existence or future enactment of any law, by any federal, state, parish, county, municipal, or other taxing authority, requiring or permitting Borrower to deduct any amount from any payments to be made on the Loan or any other Obligation;

          (o) the failure of Borrower and/or Guarantor to pay any federal, state, or local tax, fee, or duty, unless the same is being contested in good faith and is secured by an adequate reserve in an amount sufficient to satisfy same and enforcement proceedings have not begun;

          (p) any material adverse change in Borrower's financial condition, business, or ability to pay or perform its obligations to Lender; or

          (q) the Collateral, or any material portion thereof, is condemned or expropriated under power of eminent domain by any legally constituted governmental authority.

     SECTION 7.02. NOTICE OF DEFAULT AND REMEDIES. Upon the happening of any event of Default and such Default continues for a period of ten (10) days for a payment default under the Loan or the Obligations or thirty (30) days for any other type of default, after Lender has mailed or sent written notice of such Default to the Borrower (but with no notice required in the event of a Default under paragraphs (j), (k), or (1) of Section 7.01), Lender may declare the entire principal amount of all Obligations then outstanding, including the Loan and interest accrued thereon, to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Borrower and Lender is then authorized to exercise any and all of its rights and remedies under the Collateral Documents and/or the Obligations.

     SECTION 7.03. RIGHT OF SET-OFF AND COMPENSATION. Upon the occurrence and continuance of a Default and expiration of the notice provided in Section 7.02, Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by the Borrower) to set-off, compensate and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower, irrespective of whether or not the Lender shall have made any demand under this Agreement or the Note and although such Obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off, compensation and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights of set-off and compensation which the Lender may have under the Collateral Documents or otherwise. Lender shall have the right to impute all payments on the Obligations in any order as Lender may desire.

                                  SECTION VIII
                                 MISCELLANEOUS

     SECTION 8.01. NOTICES. All notices and other communications given hereunder or in connection herewith shall be in writing, shall be sent by registered or certified mail, return receipt requested, postage prepaid, or by hand delivery with acknowledged receipt of delivery, shall be deemed given on the date of acceptance or refusal of acceptance shown on such receipt; and shall be addressed to the party to receive such notice at the following applicable addresses:

     If to the Borrower:  Conrad Shipyard, Inc.
                          1501 Front Street
                          Morgan City, Louisiana 70380
                          Attn: William H. Hidalgo

     If to Lender:        Whitney National Bank
                          228 St. Charles Avenue
                          New Orleans, Louisiana 70130
                          Attn: Edgar W. Santa Cruz, III
                           Vice President

Any party may, by notice given as aforesaid, change its address for all subsequent notices.

     SECTION 8.02. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement or of the Note shall be effective unless the same shall be in writing and signed by Lender and the Borrower. No waiver of Borrower's Obligations shall be effective unless in writing and signed by Lender, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 8.03. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     SECTION 8.04. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Collateral Documents and the Note.

     SECTION 8.05. HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect.

     SECTION 8.06. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of Lender, the Borrower and their respective successors and assigns.

     SECTION 8.07. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     SECTION 8.08. GOVERNING LAW. This Agreement, the Note and the rights and obligations of the parties under this Agreement and the Note shall be governed by, and construed and interpreted in accordance with, the law of the State of Louisiana.

     SECTION 8.09. TIME OF THE ESSENCE. Time shall be deemed of the essence with respect to the performance of all of the terms, provisions and conditions on the part of the Borrower and the Lender to be performed hereunder.

     SECTION 8.10. SUCCESSORS AND ASSIGNS; PARTICIPANTS. (a) All covenants and agreements contained by or on behalf of the Borrower in this Agreement, the Note and the Collateral Documents shall bind its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

     (b) This Agreement is for the benefit of the Lender and for such other Person or Persons as may from time to time become or be the holders of any of the Obligations, and this Agreement shall be transferable and negotiable, with the same force and effect and to the same extent as the Obligations may be transferable, it being understood that, upon the transfer or assignment by the Lender of any of the Obligations, the legal holder of such Obligations shall have all of the rights granted to the Lender under this Agreement.

     (c) Borrower hereby recognizes and agrees that the Lender may, from time to time, one or more times, transfer all or any portion of the Obligations to one or more third parties. Such transfers may include, but are not limited to, sales of participation interests in such Obligations in favor of one or more third-party lenders. Borrower specifically (i) consents to all such transfers and assignments, waives any subsequent notice of and right to consent to any such transfers and assignments as may be provided under applicable Louisiana law;
(ii) agrees that the purchaser of a participation interest in the Obligations will be considered as the absolute owner of a percentage interest of such Obligations and that such a purchaser will have all of the rights granted to the purchaser under any participation agreement governing the sale of such a participation interest; (iii) waives any right of off-set that Borrower may have against the Lender, and/or any purchaser of such a participation interest in the Obligations and unconditionally agrees that either the Lender or such a purchaser may enforce Borrower's Obligations under this Agreement, irrespective of the failure or insolvency of the Lender or any such purchaser; (iv) agrees that any purchaser of a participation interest in the Obligations may exercise any and all rights of counterclaim, set-off, banker's lien and other liens with respect to any and all monies owing to the Borrower in accordance with the terms of the Obligations, including but not limited to this Agreement; and (v) agrees that, upon any transfer of all or any portion of the Obligations, the Lender may transfer and deliver any and all collateral securing repayment of such Obligations to the transferee of such Obligations and such collateral shall secure any and all of the Obligations in favor of such a transferee, and after any such transfer has taken place, the Lender shall be fully discharged from any and all future liability and responsibility to Borrower with respect to such collateral, and the transferee thereafter shall be vested with all the powers, rights and duties with respect to such collateral.

     SECTION 8.11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 8.12. PAYMENT OF EXPENSES AND INDEMNITY.

     (a) The Borrower agrees (i) to promptly pay or reimburse Lender for all of Lender's reasonable out-of-pocket costs, expenses and attorneys' fees incurred in connection with the preparation, execution and delivery of this Agreement, the Note, the Collateral Documents and any other documents prepared in connection herewith, and (ii) to promptly pay or reimburse Lender for all of Lender's reasonable out-of-pocket costs and expenses incurred in connection with the preparation, execution and delivery of any amendment, supplement or modification to this Agreement, the Note, the Collateral Documents and any other documents prepared in connection herewith, together with the reasonable fees and disbursements of counsel to Lender and the reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note, the Collateral Documents and any such other documents.

     (b) In consideration of the execution and delivery of this Agreement by Lender, the Borrower hereby indemnifies, exonerates and holds Lender and its respective officers, directors, employees, and agents, (herein collectively called the "Bank Parties" and individually called a "Bank Party") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses actually incurred in connection therewith (irrespective of whether such Bank

Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnification Liabilities"), incurred by the Bank Parties or any of them as a result of, or arising out of, or relating to:

               (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Loan; or

               (ii) any investigation, litigation, or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or all or substantially all of the assets of any Person, regardless of whether any Bank Party is a party thereto; or

               (iii) the presence on or under, or the escape, seepage leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response. Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards on conduct concerning, any Hazardous Material), regardless of whether caused by, or within the control of, the Borrower or any Subsidiary;

except for any such Indemnification Liabilities arising for the account of a particular Bank Party which a court of competent jurisdiction shall have determined in a final proceeding to have arisen by reason of the relevant Bank Party's gross negligence, bad faith, willful misconduct or breach of contractual obligation arising under this Agreement and owed to the Borrower (which shall be the sole responsibility of such Bank Party). The agreements in this Section shall survive payment of the Loan and the Obligations and all other amounts payable hereunder.

     SECTION 8.13. ENTIRE AGREEMENT. This Agreement, the Note, the Collateral Documents and the other documents executed in connection herewith constitute the entire agreement between the parties hereto with respect to the subject matter hereof. To the extent the terms of the Collateral Documents conflict with the terms of this Agreement, the terms of this Agreement shall control.


                          [Intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  CONRAD SHIPYARD, INC.

                                  By: /s/ William H. Hidalgo
                                     --------------------------------
                                     William H. Hidalgo
                                     Its: President


                                  CONRAD INDUSTRIES, INC.

                                  By: /s/ William H.Hidalgo
                                     --------------------------------
                                     William H. Hidalgo
                                     Its: President


                                  ORANGE SHIPBUILDING COMPANY, INC.

                                  By: /s/ William H.Hidalgo
                                     --------------------------------
                                     William H. Hidalgo
                                     Its: President


                                  WHITNEY NATIONAL BANK

                                  By: /s/ Edgar W. Santa Cruz, III
                                     --------------------------------
                                     Edgar W. Santa Cruz, III
                                     Its: Vice President

                                   EXHIBIT A

1-a. That certain tract or parcel of land, lying and being situated in the CITY
     OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, commencing at a point on the West boundary line of Front Street, One Hundred and Ten (110') feet North of its intersection with the North boundary line of the right-of-way owned by the municipal corporation of Morgan City, La., for waterworks pipe line to Berwick Bay (or Atchafalaya River), and thence extending northerly along the said west boundary line of Front Street a distance of Fifty (50') feet, and between the boundaries so established having a depth between parallel lines to the margin of Berwick Bay (or Atchafalaya River). Said tract of land being bounded on the North by property now or formerly Harry Adam Blanco, south by property of H. J. Boudreaux, east by Front Street, and west by Berwick Bay (or Atchafalaya River). Together with all the buildings and improvements, rights, ways, privileges and servitudes thereon situated and appertaining.

1-b. That certain piece of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, being a portion of the property acquired by Harry Adam Blanco from Miss Carrie I. Gathright, by an Act of Sale executed before Paul Schreier, Notary Public, St. Mary Parish, on the lst day of April, 1941, and duly recorded in the Conveyance Office of the Parish of St. Mary, Louisiana, situated in the City of Morgan City, La., described as commencing at a point on the north line of the property as acquired by Harry Adam Blanco from Miss Carrie I. Gathright One Hundred and Fifty (150') feet west of Front Street, thence southerly at right angles a distance of Fifty (50') feet and with such width the property has a depth between parallel lines to the Atchafalaya River, being bounded on the North by property now or formerly of Gloria White, east by remaining property of Harry Adam Blanco or assigns, on the South by the property firstly described herein and on the west by the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Walston Stout dated February 23,1988 and recorded February 24,1988 in Book 31-D, Entry No. 222,156 of the Conveyance Records of St. Mary Parish, Louisiana.

2. That certain tract or parcel of, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, land lying and being situated in the corporate limits of the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, commencing at the intersection of the North boundary line of the right-of-way owned by the corporation of Morgan City, for waterworks pipe line to Berwick Bay (or Atchafalaya River) and the West line of Front Street and from thence extending northerly along the West line of Front Street for a distance of One Hundred and Ten (110') feet, and with such frontage having a depth between parallel lines to the margin of Berwick Bay (or Atchafalaya River). Being bounded on the North by property of Stoute, on the East by Front Street on the South by the City of Morgan City right-of-way, and on the West by Berwick Bay (or Atchafalaya River).

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Deed from J. Parker Conrad, et ux dated May 5, 1987 and recorded in Book 30-J, Entry No. 219,138 of the Conveyance Records of St. Mary Parish, Louisiana.

3. That certain parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, designated as a trip of land thirty (30') feet wide being bound on the North now or formerly by property of Hanson Lopez, being bounded on the East by the floodside of Front Street, and being bounded on the West by the Atchafalaya River; said property having a front of thirty (30') feet on the West side of Front Street by a depth between parallel lines to the Atchafalaya River, all as shown on the attached Plan of Land attached hereto and made a part hereof; being the same property acquired as follows:

     The South Fifteen (S-15') feet being dedicated to the City of Morgan City as shown on Barnes Survey and as shown on that plat by Bourgeois Subdivision by S. A. Bradford, P.E. & City Engineer, recorded June 10, 1910 at St. Mary Parish COB 3-B, Entry No. 38,853; the North fifteen (N-15') feet being acquired by that Act of Sale with map attached thereto at St. Mary Parish, COB 3-G, Entry No. 496, recorded July 16, 1912.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Mayor and Councilmen of the City of Morgan City dated February 15, 1988 and recorded in Book 31-C, Entry No. 222,082 of the Conveyance Records of St. Mary Parish, Louisiana.

4-a. That certain tract or parcel of land together with all buildings, improvements and appurtenances thereon and thereunto belonging, and all rights, ways, privileges and servitudes thereunto appertaining, lying and being situated in the TOWN OF MORGAN CITY, ST. MARY PARISH, State of Louisiana, more fully described as being LOT NUMBER ONE (1) IN SQUARE "B" OF BOURGEOIS SUBDIVISION, said lot having a frontage on the West side of Front Street of Sixty-six and eight-tenths (66.8') feet, and extending to the Atchafalaya River and being bounded on the North by property of unknown owners, on the East by Front Street, on the South by Lot 2 and on the West by the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Martha Garber Vidos, et al recorded September 4, 1986 in Book 29-T, Entry No. 216,761 of the Conveyance Records of St. Mary Parish, Louisiana.

4-b. That certain tract or parcel of land together with all buildings and improvements thereon and thereunto belonging, and all rights, ways, privileges and servitudes thereunto appertaining, lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and more particularly described as being the North Sixteen (16') feet of LOT NUMBER TWO (2) OF SQUARE LETTER "B" OF BOURGEOIS SUBDIVISION of said City; the property having a frontage of sixteen (16') feet on the West side of Front Street, by a depth to the Atchafalaya River, and being bounded on the North by Lot Number One (1), on the East by Front Street, on the South by remaining portion of Lot Two (2) and on the West by the Atchafalaya River.

5. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, and more particularly described as being LOT NUMBER TWO
     (2) IN SQUARE LETTER "B" OF THE BOURGEOIS SUBDIVISION of said City, having a front on the West side of Front Street by a depth to the Atchafalaya River. Said property having a front of Fifty (50') feet more or less on the West side of Front Street by a depth to the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Exchange from J. Parker Conrad, et ux dated July 16, 1987 and recorded July 17, 1987 in Book 30-N, Entry No. 219,839 of the Conveyance Records of St. Mary Parish, Louisiana.

6. That certain tract of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and more fully described as being LOT NUMBER THREE (3) IN SQUARE LETTER "B" OF BOURGEOIS ANNEX to said City. Said lot having a front of Sixty-six and 66/100 feet on the West side of Front Street, and extending back between parallel lines to Berwick Bay. Said lot or parcel of land being bounded on the North by Lot No. Two (2), Square Letter "B" of Bourgeois Annex, on the East by Front Street, on the South by Lot No. Four (4), Square Letter "B" of Bourgeois Annex and on the West by Berwick Bay. Together with all buildings and improvements thereon situated and all rights, ways, privileges and servitudes thereunto belonging and appertaining.

     Being the same property acquired in part by Conrad Industries, Inc. by Act of Cash Sale from Royal A. Mayon, et al recorded September 29, 1976 and recorded in Book 19-Y, Entry No. 167,335 of the Conveyance Records of
     St. Mary Parish, Louisiana; and by Conrad Industries, Inc. by Act of Cash Sale from Wallace Bergeron, et al recorded September 29, 1976 and recorded in Book 19-Y, Entry No. 167,336 of the Conveyance Records of St. Mary Parish, Louisiana.

7-a. That certain tract or parcel of land, lying and being situated in the corporate limits of the City of Morgan City, Parish of St. Mary, State of Louisiana, known, designated and described as being the South Thirty-three and Six-tenths (33.6') feet of Lot Number Five
     (5) and all of. Lots Numbers Six (6) and Seven (7) in Square "B" of the Bourgeois Subdivision of said City: The property having a front on the West side of Front Street of One Hundred Sixty-seven and two-tenths (167.2') feet, and having a depth between parallel lines to the Atchafalaya River of Berwick Bay. Said property being bounded on the North by property herein after described; on the South by property of Eddie Boudreaux or assigns. Together with all the batture, accretions, alluvion, build up or filled inland on or in Berwick Bay, adjoining and abutting upon the said lots, as well as any and all rights, ways and privileges and servitudes of any kind and every kind and character thereunto belonging or appertaining.

7-b. That certain tract or parcel of land, lying and being situated in the corporate limits of the City of Morgan City, Parish of St. Mary, State of Louisiana, known, designated and described as being all of Lot Number
     Four (4) and the North Thirty-three and two-tenths (33.2') feet of Lot Number Five (5) in Square "B" of the Bourgeois Subdivision of said City. The property having a front on the west side of Front Street of One Hundred (100') feet and having a depth between parallel lines to the Atchafalaya River or Berwick Bay. Said property being bounded on the North by Lot No. 3 of Square "B" property of Elodie Mayon, on the South by the remaining portion of Lot No. 5 in Square "B" hereinabove described, on the East by Front Street and on the West by Atchafalaya River or Berwick Bay.

     Being the same property acquired by Conrad Industries, Inc. by Act of Sale recorded November 7, 1953 in Book 8-M, Entry No. 88,053 of the Conveyance Records of St. Mary Parish, Louisiana.

8. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, known, designated and described as being LOT NO.
     EIGHT (8) IN SQUARE "B" in the Bourgeois Annex to Morgan City and having a front on the West side of Front Street of Sixty-six feet and eight inches (66'8") by a depth between said Front Street and Berwick Bay of Two Hundred Eighty-five (285') feet, more or less, on the South line and Two Hundred Seventy (270') feet, more or less, on the North line. Said Lot No. Eight
     (8) in Square "B" of the Bourgeois Annex being more fully described as being bounded on the North by Lot Seven (7) of Square "B", on the East by Front Street, on the South by Lot Nine (9) of Square "B" and on the West by Berwick Bay.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Olive Boudreaux Stephens, et al, dated December 29,1975 and recorded January 5,1976 in Book 19-L, Entry No. 164,488 of the Conveyance Records of St. Mary Parish, Louisiana.

9-a. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the TOWN OF MORGAN

     CITY, PARISH OF ST. MARY, State of Louisiana, and more particularly described as LOT NUMBER NINE (9) IN SQUARE LETTER "B" IN BOURGEOIS SUBDIVISION of said town, according to a map thereof recorded in the Recorder's Office at Franklin, Louisiana, in Book 3-B, Entry No. 38,855.

     Said property having a front on the West side of the public road (now Front Street of Morgan City, Louisiana) of Sixty-six and 8/10 (66.8') feet by a depth between parallel lines of Three Hundred (300') feet on the South side and Two Hundred Eighty Five (285') feet on the North line. Bounded North by Lot Number Eight (8) of said Square, East by said public road (nor Front Street of Morgan City, Louisiana) South by a lane, and West by Berwick Bay or the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale recorded January 13,1978 in Book 20-X, Entry No. 173,263 of the Conveyance Records of St. Mary Parish, Louisiana.

10. That certain lot or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, State of Louisiana and more particularly described as having a front of fifteen (15') feet on the west side of Front Street by a depth between parallel lines extending to Berwick Bay (Atchafalaya River). Said tract of land being shown and designated on the map of Bourgeois Subdivision to the City of Morgan City dated June 10, 1910 and recorded on June 10, 1910 in Book 3-B, Page 244, Entry No. 38,853 of the Conveyance Records of St. Mary Parish, Louisiana, and DESIGNATED THEREON AS A FIFTEEN (15') FOOT RIGHT-OF-WAY OR ALLEY ADJACENT TO AND IMMEDIATELY SOUTH OF LOT NINE (9) BLOCK B OF THE BOURGEOIS SUBDIVISION. The said tract of land being bounded on the west by Front Street on the East by Berwick Bay (Atchafalaya River), on the north by Lot Nine (9), Square B of Bourgeois Subdivision (now the property of Conrad Industries, Inc.) and on the south by property of Conrad Industries, Inc. acquired by Act of Sale recorded in Book 35-F, Entry No. 238,092 of the Conveyance Records of St. Mary Parish, Louisiana.

     Being the same property acquired by Conrad Industries, Inc. by an Ordinance of Abandonment adopted by the City of Morgan City on the 28th day of September, 1993, being Ordinance 93-10 of the City of Morgan City, which Ordinance is recorded in Book 36-K, Entry No. 248,156 of the Conveyance Records of St. Mary Parish, Louisiana and being the same property described in an Affidavit of Conrad Industries, Inc. recorded Book 36-K, Entry
     No. 243, 185 of the Conveyance Records of St. Mary Parish, Louisiana.

11. That certain tract of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and forming part of what was formerly known as Tiger Island Plantation, measuring Eighty-six (86') feet on Front Street, by a depth of Two Hundred Eighty-six (286') feet, between parallel lines, more or less, from said Front Street to Berwick Bay; the tract being bounded, now or formerly, on the North by lands of A. A. Bourgeois, on the East by Front Street, on the South by the Clarence Hanson Subdivision, formerly Lawrence, and West by Berwick Bay, together with all improvements and appurtenances thereon situated, and thereunto belonging.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Stella Gloriosa Henry, et al., recorded May 13, 1992 in Book 35-F, Entry No. 238,092 of the Conveyance Records of St. Mary Parish, Louisiana.

12. That certain lot or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, known, designated and described as LOT "F" IN BLOCK NUMBER THREE (3), HANSON ANNEX TO THE TOWN OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, according to the map or plan of survey, of said subdivision of file and of record in the Recorder's Office in Book 22 of Conveyances at Page 516 and according to which said lot has a front on the North side of Belanger Street of Fifty (50') feet by a depth between parallel lines of One Hundred (100') feet; and

     That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, more fully described as being situated on the West side of Lot "F" in Block 3 of the Hanson Annex to Morgan City and extending West to the Atchafalaya River; bounded on the North by property now or formerly of Chester Henry and extending South to a point Six and One-half (6 1/2') feet front on the North side of Belanger Street, bounded on the East by the said Lot F, Block 3 of the Hanson Annex and West by the Atchafalaya River (Berwick Bay).

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Ronald J. Overhultz, et ux., dated July 9, 1993 and recorded July 14, 1993 in Book 36-F, Entry No. 242,330 of the Conveyance Records of St. Mary Parish, Louisiana.

13. That certain tract or parcel of land, together with all buildings and improvements thereon situated, and all rights, ways, privileges and appurtenances thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, on the East side of the Atchafalaya River, and more fully described as being lot lettered "A" in Block No. Three (3) of Hanson's Annex to the City, according to the survey thereof as made by S. A. Bradford; the lot herein measuring Fifty (50') feet, fronting on the west side of Front Street by a uniform depth of One Hundred (100') feet.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Dale A. Beadle dated October 21,1993 and recorded October 22, 1993 in Book 36-K, Entry No. 242,271 of the Conveyance Records of St. Mary Parish, Louisiana.

14. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the lower end of the PARISH OF ST. MARY, in Section 42, Township 16 South, Range 13 East, Southeastern Land District of Louisiana, forming part of the tract acquired by Biaggio Domino from the Jeanerette Lumber & Shingle Company, Ltd., by act dated August 6, 1918 and duly recorded in Book 3-T, Page 304, Entry No. 45,346 of Conveyance Records, St. Mary Parish, Louisiana. The tract herein being more particularly described as follows: Beginning at a Point "A" at the northeast corner thereof, on the west side of the right-of-way limits of U.S. Highway 90, thence a distance of 544.7' feet, more or less, to Point "F" on the water's edge of Bayou Boeuf; thence along the water's edge of Bayou Boeuf in a southeasterly direction to Point "E"; thence North 49 degrees east 300 feet, more or less, to Point "D"; thence South 30 degrees 27 minutes East 42 feet, more or less, to Point "C"; thence North 53 degrees 28 minutes east 445.5 feet, more or less, to Point "B" on the right-of-way limits of U.S. Highway 90; thence North 41 degrees West along said right-of-way limits 1075.7 feet, more or less, to Point "A".

     The said tract containing a total acreage of 15.63 acres, all as shown and designated on survey of T.F. Kramer dated May 7, 1946 attached to that act recorded May 21, 1946 in St. Mary Parish COB 6-V, Folio 77, under Entry No. 74,242.

     Together with all of the property which Mortgagor owns to the water's edge. This includes the property which lies within the extension of the line between Points "D" and "E" to the water's edge and the extension of the line between Points "A" and "F" to the water's edge.

     Together with whatever reversionary rights Mortgagor may have in and to the old roadbed running across said property as shown on the survey described above.

     Municipal address of the above described property is: 9752 U.S. Highway 90 East, Amelia, Louisiana.

     Being the same property acquired by Conrad Industries, Inc. from Marine Shale Processors, Inc., as per act registered on July 17, 1996, in Conveyance Book 39-C, folio 335, Entry No. 253379.

15. THAT CERTAIN LOT OF GROUND, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, designated as LOT E, BLOCK 3, HANSON ANNEX TO THE CITY OF MORGAN CITY, ST. MARY PARISH,

     LOUISIANA, the said lot having a front on the north side of Belanger Street of Fifty (50') feet by a depth between parallel lines of One Hundred (100') feet; to include all buildings and improvements situated thereon.

     This property bears municipal number 103 Belanger Street, Morgan City, Louisiana 70380.

     Being the same property acquired by Conrad Industries, Inc. from Lydia Anslem Mayon and Evella Mayon Crochet, as per act passed before Dale H. Hayes, Notary Public, registered on November 20, 1996, in Conveyance Book 39-0, Entry No. 254,965, St. Mary Parish, Louisiana.

16. That certain lot of ground, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in, anywise appertaining, lying and being situated in the PARISH OF ST. MARY, State of Louisiana, on the East side of Atchafalaya River, and more particularly described as being LOT NUMBERED LETTER "D" OF HANSON'S ANNEX TO THE TOWN OF MORGAN CITY, according to the Map and Plan of Survey thereof recorded in Conveyance Book "SS" Entry No. 34,598, of the records of the Parish of St. Mary, LOT D measuring fifty (50') feet in width by a depth between parallel lines of one hundred (100') feet; and subject to the following correction of the plat of survey of said subdivision hereinabove referred to, to-wit:
     That the street marked on said map "Belanger Street" extends and is opened as a public thoroughfare only from the river on the west to the west boundary lines of Lots Number 38 in Block Two, and of Lot 10 in Block One of said subdivision.

     Being the same property acquired by Conrad Industries, Inc. from Howard L. Freeman, Sr., et al., as per act passed before Edward M. Leonard, Jr., Notary Public, registered on June 6, 1994, in Conveyance Book 36-Z, Entry No. 245,401, St. Mary Parish, Louisiana.

17. That certain tract or parcel of ground, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the corporate limits of the City of Morgan City, PARISH OF ST. MARY, State of Louisiana, on the East side of the Atchafalaya River, known, designated and described as being LOT NUMBERED LETTER "C" OF HANSON ANNEX TO THE TOWN OF MORGAN CITY (now City of Morgan City) according to the plan of survey thereof, of record in the Parish, in Conveyance Book SS, Entry No. 34,498. The said lot measures Fifty (50') feet in width by a depth between parallel lines of One Hundred (100') feet; and subject to the following correction of the. plan of survey and subdivision hereinabove mentioned, to-wit: That the street marked on said map "Belanger Street" extends and is opened as a public thoroughfare only from the river on the west, to the west boundary line of Lot No. Thirty-eight (38) in Block Two (2) and of Lot Ten (10) in Block One (1) of said subdivision.

     Being the same property acquired by Conrad Industries, Inc. from Garrett H. Gaudet and Beryl Lee Landry Gaudet, as per act passed before Dale H. Hayes, Notary Public, dated July 21, 1997, registered in Conveyance Book 40-L, Entry No. 258,180, St. Mary Parish, Louisiana.

                                   EXHIBIT B


TRACT NO. ONE:

     West One half (1/2) of Lots Nos. Five (5) and Six (6), Block No. (1) of the Calder Survey of the City of Orange, Orange County, Texas. SAVE AND EXCEPT THEREFROM the 70 foot x 70 foot tract conveyed to Leroy Conley by deed dated March 9, 1945 of record in Volume 82, page 377, Deed Records of Orange County, Texas.

TRACT NO. TWO:

     Being a part of Lots Five (5) and Six (6) in Block Number One (1), of the CALDER SURVEY to the City of Orange, Orange County, Texas, according to the plat thereof on file in the County Clerk's office in Orange County, Texas, and such part being described as follows:

     BEGINNING at an iron stake in the Southeast corner of the above described tract of land;

     THENCE West along and parallel with Georgia Street seventy (70) feet to an iron stake for corner;

     THENCE North seventy (70) feet to an iron stake for corner;

     THENCE East seventy (70) feet to an iron stake for corner;

     THENCE South seventy (70) feet to an iron stake for corner and to the PLACE OF BEGINNING.

TRACT NO. THREE-A:

     All that certain tract or parcel of land lying and being situated in Orange County, Texas, a part of the NATHAN CORDREY SURVEY, ABSTRACT NO. 59 and being a part of that certain "portion of the right-of-way of Bancroft Avenue located between Border Street and Market Street" which was "abandoned and vacated as a street" by the City of Orange Ordinance No. 1982-2 "passed, approved and adopted on final reading" January 26, 1982, and the said tract herein described being more particularly described as follows:

     COMMENCING at an iron pin found for the westerly corner of Lot 1, Block 1 of Calder Addition and northerly corner of Lot 8 of the said Block 1 of Calder Addition, the said corner being in the southeasterly right-of-way line of the said Moss Avenue, the said Calder Addition being indicated on that, certain plat of record in Volume 1, Page 76 of the Map Records of Orange County, Texas, and the said iron pin being South 43 deg. 21 min.
     30 sec. West along and with the northwesterly line of the said Lot 1, northwesterly line of the said Block 1, and said southeasterly right-of-way line of Moss Avenue a distance of 140.02 feet from another iron pin found for reference at the northerly corner of the said Lot 1 and northerly corner of the said Block 1 at the intersection of the said southeasterly right-of-way line of Moss Avenue with the southwesterly right-of-way line of Water Street;

THENCE South 43 deg. 21 min. 30 sec. West along and with the northwesterly line of the said Lot 8, said northwesterly line of Block 1, and said southeasterly right-of-way line of Moss Avenue a distance of 140.00 feet to a point for the westerly corner of the said Lot 8 and westerly corner of the said Block 1 at the intersection of the said southeasterly right-of-way line of Moss Avenue with the northeasterly right-of-way line of the said Market Street, the said point for corner being North 46 deg. 47 min. 36 sec. West a distance of 279.27 feet from a 3/4-inch pipe found for reference;

THENCE North 46 deg. 38 min. 30 sec. West along and with a northwesterly extension of the southwesterly line of the said Lot 8, southwesterly line of the said Block 1 and said northeasterly right-of-way line of Market Street a distance of 60.00 feet to an iron pin set for a corner at the intersection of the said northeasterly right-of-way line of Market Street with the northwesterly right-of-way line of the said Moss Avenue;

THENCE South 43 deg. 21 min. 30 sec. West along and with the said northwesterly right-of-way line of Moss Avenue (as extended across the said Market Street) a distance of 60.00 feet to an iron pin set for the easterly corner of Lot, 6, Block 18 of the said Calder Addition and easterly corner of the said Block 18 at the intersection of the said northwesterly right-of-way line of Moss Avenue with the southwesterly right-of-way line of the said Market Street;

THENCE North 46 deg. 38 min. 30 sec. West along and with the northeasterly line of the said Block 18 and said southwesterly right-of-way line of Market Street a distance of 417.19 feet to an iron pin set for the southeast corner and POINT OF BEGINNING of the said tract herein described, the said corner being a northerly corner of Lot 1 of the said Block 18 of Calder Addition and northeast corner of the said Block 18 and the southeast corner of the hereinbefore said portion of the right-of-way of Bancroft Avenue located between Border Street and Market Street which was "abandoned and vacated as a street" by the City of Orange Ordinance No. 1982-2, the said corner being at the intersection of the said southwesterly right-of-way line of Market Street with the southerly right-of-way line of the said Bancroft Avenue;

THENCE North 89 deg. 46 min. 45 sec. West along and with the northerly lines of the said Lot 1, Lot 13 of the said Block 18, Lot 14 of the said Block 18 and the said Block 18 and said southerly right-of-way line of Bancroft Avenue a distance of 195.71 feet to an iron pin set for the southwest corner of the said tract herein described, the said corner being the northwest corner of the said Lot 14 and easterly corner of Lot 15 of the said Block 18;

THENCE North 43 deg. 21 min. 30 sec, East along and with a northeasterly extension of the northwesterly line of the said Lot 14 and southeasterly line of the said Lot 15 a distance of 13.70 feet to an iron pin set for an angle point and an interior corner of the said tract herein described, the said corner being
50.00 feet southerly from (measured perpendicularly to) the northerly right-of-way line of the said Bancroft Avenue;

THENCE North 36 deg. 36 min. 32 sec. West a distance of 62.47 feet to an iron pin set for the northwest corner of the said tract herein described, the said corner being in the said northerly right-of-way line of Bancroft Avenue, and the said corner being the southwest corner of Lot 8 of Block 3 of the R. H. Jackson Subdivision and southeast corner of Lot 9 of the said Block 3, the said R. H. Jackson Subdivision being indicated on that certain plat titled "Gilmer's Subdivision of the Jackson & Gates Surveys" of record in Volume 1, Page 10 of the Map Records of Orange County, Texas, and the said iron pin being South 0 deg. 13 min. 15 sec. West along and with the westerly line of the said Lot 8 and easterly line of the said Lot 9 a distance of 50.00 feet from a square headed bolt found for the northwest corner of the said Lot 8, northeast comer of the said Lot 9, southeast comer of Lot 10 of the said Block 3, southwest comer of Lot 7 of the said Block 3 and southwest comer of that certain tract of land hereinafter referred to as the "Worthen" tract, which said Worthen tract being described in that certain instrument from Mary Jane Worthen to Wendell W. Worthen dated June 24, 1988 and recorded in Volume 691, Page 717 of the Official Public Records of Real Property of Orange County, Texas, the said square headed bolt found for the southwest corner of the said Worthen tract being South 0 deg. 19 min. 15 sec. West along and with the westerly line of the said Worthen tract, westerly line of the said Lot 7, Lot 6 of the said Block 3 and Lot 5 of the said Block 3 and easterly lines of the said Lot 10, Lot 11 of the said Block 3 and Lot 12 of the said Block 3 a total distance of 150.09 feet from another square headed bolt found for reference at the northwest corner of the said Worthan tract, the said northwest corner of the Worthan tract being the northwest comer of the said Lot 3, southwest corner of Lot 4 of the said Block 5, southeast comer of Lot 13 of the said Block 3 and northeast corner of the said Lot 12;

     THENCE South 89 deg. 46 min. 45 sec. East along and with the southerly line of the said Lot 8, southerly line of the said Block 3 and said northerly right-of-way line of Bancroft Avenue a distance of 165.00 feet to an iron pin set for the northeast corner of the said tract herein described, the said comer being the southeast corner of the said Lot 8, southeast comer of the said Block 3 and northeast corner of the said portion of the right-of-way of Bancroft Avenue "abandoned and vacated as a street" by the City of Orange Ordinance No. 1982-2, the said corner being at the intersection of the said northerly right-of-way line of Bancroft Avenue with the westerly right-of-way line of the hereinbefore said Market Street;

     THENCE South 0 deg. 13 min. 15 sec. West along and with a southerly extension of the easterly line of the said Block 3 and said westerly right-of-way line of Market Street a distance of 4.92 feet to an iron pin set for an angle point and an interior corner of the said tract herein described, the said comer being at the intersection of the said southerly extension of the easterly line of Block 3 and westerly right-of-way line of Market Street with the northwesterly extension of the hereinbefore said northeasterly line of Block 18 and southwesterly right-of-way line of Market Street;

     THENCE South 46 deg. 38 min. 30 sec. East along and with the said northwesterly extension of the northeasterly line of Block 18 and southwesterly right-of-way lice of Market Street a distance of 80.55 feet to the POINT OF BEGINNING and Containing 0.235 acre of land, more or less.

TRACT NO. THREE-B:

     All that certain tract or parcel of land lying and being situated in Orange County, Texas, a part of the ALEXANDER CALDER SURVEY, ABSTRACT NO. 56 and a part of the NATHAN CORDREY SURVEY, ABSTRACT NO. 59 and being a part of Market Street, and the said tract herein described being all of that portion of Market Street right-of-way which is located southerly from an easterly extension of the northerly line of Lot 8, Block 3 of the R. H. Jackson Subdivision and also northwesterly from the northwesterly right-of-way line of Moss Avenue (as extended across the said Market Street right-of-way), the said R. H. Jackson Subdivision being indicated on that certain plat titled "Gilmer's Subdivision of the Jackson & Gates Surveys" of record in Volume 1, Page 10 of the Map Records of Orange County, Texas, and the said tract herein described being more particularly described as follows:

COMMENCING at an iron pin found for the westerly corner of Lot 1, Block 1 of Calder Addition and northerly corner of Lot 8 of the said Block 1 of Calder Addition, the said comer being in the southeasterly right-of-way line of the said Moss Avenue, the said Calder Addition being indicated on that certain plat of record in Volume 1, Page 76 of the Map Records of Orange County, Texas, and the said iron pin being South 43 deg. 21 min. 30 sec. West along and with the northwesterly line of the said Lot 1, northwesterly line of the said Block 1, and said southeasterly right-of-way line of Moss Avenue a distance of 140.02 feet from another iron pin found for reference at the northerly corner of the said Lot 1 and northerly corner of the said Block 1 at the intersection of the said southeasterly right-of-way line of Moss Avenue with the southwesterly right-of-way line of Water Street;

THENCE South 43 deg. 21 min. 30 sec. West along and with the northwesterly line of the said Lot 8, said northwesterly line of Block 1, and said southeasterly right-of-way line of Moss Avenue a distance of 140.00 feet to a point for the westerly comer of the said Lot 8 and westerly corner of the said Block 1 at the intersection of the said southeasterly right-of-way line of Moss Avenue with the northeasterly right-of-way line of the said Market Street, the said point for corner being North 46 deg. 47 min. 36 sec. West a distance of 279.27 feet from a 3/4-inch pipe found for reference;

THENCE North 46 deg. 38 min. 30 sec. West along and with a northwesterly extension of the southwesterly line of the said Lot 8, southwesterly of the said Block 1 and said northeasterly right-of-way line of Market Street a distance of
60.00 feet to an iron pin set for the most easterly corner and POINT OF BEGINNING of the said tract herein described, the said corner being at the intersection of the said northeasterly right-of-way line of Market Street with the hereinbefore said northwesterly right-of-way line of Moss Avenue;

THENCE South 43 deg. 21 min. 30 sec. West along and with the said northwesterly right-of-way line of Moss Avenue (as extended across the said Market Street) a distance of 60.00 feet to an iron pin set for the most southerly corner of the said tract herein described, the said corner being the easterly corner of Lot 6, Block 18 of the said Calder Addition and easterly corner of the said Block 18 at the intersection of the said northwesterly right-of-way line of Moss Avenue with the southwesterly right-of-way line of the said Market Street; .

THENCE North 46 deg. 38 min. 30 sec. West along and with the northeasterly line of the said Block 18 and said southwesterly right-of-way line of Market Street passing at a distance of 417.19 feet an iron pin set. for a northerly corner of Lot 1 of the said Block 18 of Calder Addition and northeast corner of the said Block 18 and southeast corner of that certain portion of the right-of-way of Bancroft Avenue located between Border Street and Market Street which was "abandoned and vacated as a street" by the City of Orange Ordinance No. 1982-2 passed, approved and adopted on final reading January 26, 1982, the said corner being at the intersection of the said southwesterly right-of-way line of Market Street with the southerly right-of-way line of the said Bancroft Avenue, and continuing (North 46 deg. 38 min. 30 sec. West) along and with a northwesterly extension of said northeasterly line of Block 18 and said southwesterly right-of-way line of Market Street a total distance of 497.74 feet to an iron pin set an angle point and the most westerly corner of the said tract herein described, the said angle point and corner being at the intersection of the said northwesterly extension of the northeasterly line of Block 18 and southwesterly right-of-way line of Market Street with a southerly extension of the easterly line of the herein before said Block 3 of the R. H. Jackson Subdivision and westerly right-of-way line of Market Street;

     THENCE North 0 deg. 13 min. 15 sec. East along and with the said extension of the easterly line of Block 3 and westerly right-of-way line of Market Street a distance of 4.92 feet to an iron pin set for the southeast corner of Lot 8 of the said Block 3, southeast corner of the said Block 3 and northeast corner of the said portion of the right-of-way of Bancroft Avenue "abandoned and vacated as a street" by the City of Orange Ordinance No. 1982-2, the said corner being at the intersection of the said westerly right-of-way line of Market Street with the northerly right-of-way line of the said Bancroft Avenue;

     THENCE North 70 deg. 44 min. 22 sec. East a distance of 63.60 feet to an iron pin set for a corner and an angle point, the said corner and angle point being at the intersection of the said easterly right-of-way line of Market Street with the northeasterly right-of-way line of the said Market Street;

     THENCE South 46 deg. 38 min. 30 sec. East along and with the said northeasterly right-of-way line of Market Street a distance of 471.74 feet to the POINT OF BEGINNING and containing 0.672 acre of land, more or less.

TRACT NO. FOUR:

     (KNOWN AS OR-5)

     Being a part of the ALEXANDER CALDER SURVEY, ABSTRACT NO. 56, Orange County, Texas, and known as a part of the Miller-Link Mill Tract, as described in a deed dated December 10, 1940, from the Peavy Moore Lumber Company to The Lutcher and Moore Lumber Company, recorded in Volume 66, page 260, Deed Records of Orange County, Texas, and being known as Tract OR-5 in that certain deed dated November 3, 1970, from The Lutcher and Moore Lumber Company to Boise Southern Company and recorded in Volume 403, page 1, Deed Records of Orange County, Texas, reference being hereby made to said deeds for descriptive purposes, said Tract OR-5 containing 2.099 acres of land.

     (KNOWN AS OR-6)

     Being a part of the NATHAN CORDUROY HEADRIGHT SURVEY, ABSTRACT NO. 59, Orange County, Texas, and known as a part of the Miller-Link Mill Tract, as described in a deed dated December 10, 1940, from Peavy-Moore Lumber Company to the Lutcher and Moore Lumber Company, and recorded in Volume 66, page 260, Deed Records of Orange County, Texas, SAVE AND EXCEPT:

(a) That 107.35 feet x 25 feet tract described in deed dated October 31, 1952, from the Lutcher and Moore Lumber Company to Higman Towing Company, and recorded in Volume 149, page 42, Deed Records of Orange County, Texas;

(b) That 3.781 acre tract as described in deed dated February 7, 1957, from The Lutcher and Moore Lumber Company to W. E. Harding and T. W. Lawler and recorded in Volume 202, page 556, Deed Records of Orange County, Texas;

(c) That 0.012 acre tract as described in deed dated March 5, 1957, from The Lutcher and Moore Lumber Company to Higman Towing Company, and recorded in Volume 211, page 105, Deed Records of Orange County, Texas:

said tract herein described containing 6.035 acres of land and being known as Tract OR-6 in that certain deed dated November 3, 1970, from The Lutcher and Moore Lumber Company to Boise Southern Company and recorded in Volume 403, page 1, Deed Records of Orange County, Texas, reference to said deed being hereby made for descriptive purposes.

Said tracts of land hereinabove described as OR-5 and OR-6 are more particularly described by metes and bounds as follows:

BEGINNING at the southeast corner of that certain tract or parcel of land heretofore conveyed to T. W. Lawler and W. E. Harding by The Lutcher and Moore Lumber Company by deed dated February 7, 1957, recorded in Volume 202, page 556, Deed Records of Orange County, Texas, a two-inch iron pipe re-set on February 15, 1972;

THENCE South 77 degrees 00 minutes West, along the south line of said T. W. Lawler and W. E. Harding tract, a distance of 419.25 feet to point for corner in the west right-of-way line of Market Street, a 1" iron pipe for comer;

THENCE South 442.23 feet to point for corner, a 1" iron pipe;

THENCE South 46 degrees 57 minutes 30 seconds East, continuing along an Easterly line of said Market Street, a distance of 474.0 feet to a 1" iron pipe for corner;

THENCE North 43 degrees 21 minutes 30 seconds East, a distance of 415.45 feet to point for 4" iron pipe in concrete with brass plaque, for the northeast corner of the A. Calder Survey and the southeast corner of the Nathan Cordrey,Survey, at its intersection with the west bank of the Sabine River;

THENCE meandering along and with the west bank of the Sabine River, as follows:

     North 23 degrees 28 minutes West, 158.32 feet to a 3" iron pipe in concrete;

     North 26 degrees 16 minutes 30 seconds West 152.89 feet to a 4" iron pipe in concrete;

     North 18 degrees 29 minutes 30 seconds West, a distance of 290.98 feet to the PLACE OF BEGINNING of the tract herein conveyed;

     containing 8.226 acres, more or less, lying east of Market Street right of way.

TRACT NO. FIVE-A:

     Being a part of the ALEXANDER CALDER SURVEY, ABS. 56, Orange County, Texas and being more particularly described as Block No. 18, Lots 1, 2, 3, 4, 9, 10, 11, 12, 13 and 14, as described in Tract 1, and, Block 18, Lots 5, 6, 7 and 8, as described in Tract 2, in Deed dated Dec. 17, 1964, from H. J. L. Stark to The Lutcher and Moore Lumber Co., recorded in Vol. 330, page 61 of the Deed Records of Orange County, Texas, said tract being the same as OR-3 in Deed from Lutcher and Moore Lumber Co. to Boise So. Co., dated Nov. 3, 1970, recorded in Vol. 403, page 1, Deed Records of Orange County, Texas.

TRACT NO. FIVE-B:

     Being a part of the N. CORDREY SURVEY, ABS. NO. 59, Orange County, Texas, and being Block 3, Lots 6, 7 and 8, R. H. JACKSON SUBDIVISION, as described in a Sheriff's deed dated May 15, 1945, from L. G. Stanfield, Sheriff, to The Lutcher and Moore Lumber Company and recorded in Vol. 84, page 105 of the Deed Records of Orange County, Texas, said tract being the same as OR-7 in that deed from the Lutcher Moore Lbr. Co., recorded in Vol. 403, page 1 of the Deed Records of Orange County, Texas.

     SAVE AND EXCEPT from the above described Tract No. Five-B that certain conveyance from R. M. Clary, and wife, Laura Clary, to Wendell Worthen, and wife, Jean Worthen, dated June 29, 1987, and recorded in Volume 659, Page 673, Official Public Records of Real Property of Orange County, Texas, and conveying Lots 6 & 7, block 3, R. H. Jackson Subdivision.

TRACT NO. SIX:

     140' x 140' tract being lots 7 and 8, Block 1 of CALDER ADDITION, a subdivision in the city of Orange, Orange County, Texas, according to the map thereof of record in Vol. 1, page 76 of the Map Records of Orange County, Texas to which reference is made.

     Being the same property described in conveyance from Jackie Harmon to
     R. D. Nance dated March 20, 1969 of record in Vol. 388 page 244 of the Deed Records of Orange County, Texas, to which reference is made and is further described in Decree of Divorce between the said R. D. Nance and Virginia Faye Nance of record in Vol. 626, page 427 of the Deed Records of Orange County, Texas.

[LOGO OF WHITNEY APPEARS HERE]


                              CONTINUING GUARANTY

     The undersigned (hereinafter sometimes referred to as "Guarantor", which term means individually, collectively, and interchangeably any, each and/or all of them) hereby gives to Whitney National Bank ("Bank") this Continuing Guaranty (this "Guaranty") for the purpose of guarantying the obligations of CONRAD SHIPYARD, INC. (FORMERLY KNOWN AS CONRAD INDUSTRIES, INC.), a Louisiana corporation,(hereinafter referred to as "Borrower", which term means individually, collectively, and interchangeably any, each and/or all of them). Guarantor agrees as follows:

1. Guarantor jointly, severally, solidarily, and unconditionally guarantees to Bank the prompt payment in full of all obligations and liabilities of Borrower to Bank, direct or contingent, due or to become due, now existing or hereafter arising, including, without limitation, all future advances, with interest, attorneys' fees, expenses of collection and costs, and further including, without limitation, obligations to Bank on promissory notes, checks, overdrafts, letter-of-credit agreements, loan agreements, security documents, endorsements and continuing guaranties (collectively, the "Obligations"). Parties obligated on the Obligations are referred to herein as "Obligor", which term means individually, collectively, and interchangeably any, each and/or all of them.

2. Guarantor shall be bound by all of the terms and conditions of any notes, agreements, or other obligations in favor of Bank signed or incurred by Borrower. Guarantor hereby waives all notice and pleas of presentment, demand, dishonor, protest, discussion and division. Guarantor shall not have any rights of subrogation until the payment in full of all Obligations and any subrogation rights shall relate only to the collateral then held by Bank.

3. Notice of termination of this Guaranty WILL not be effective until ten (10) days after the notice is delivered to an officer of Bank at the office where the Obligations were borrowed and such officer acknowledges in writing receipt of the notice (the "Effective Date"). This Guaranty shall be continuing and binding on the person delivering such notice as to (a) any Obligations incurred or arising prior to the Effective Date of written notice of termination of this Guaranty, (b) all renewals, extensions, and modifications of Obligations existing prior to the Effective Date of written notice of termination of this Guaranty and (c) Obligations Bank is bound to permit to be incurred by agreement entered into prior to the Effective Date of written notice of termination of this Guaranty. A notice of termination shall not affect the liability of any person not giving such notice.

4. To secure this Guaranty, Guarantor pledges, pawns and delivers to Bank, and grants to Bank a continuing security interest in, and a right of set-off and compensation against, all property of Guarantor or in which Guarantor has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Bank, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations and other securities, investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, items, chattel paper, and other property (except IRA, pension, and other tax-deferred retirement accounts), together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, accessions and proceeds of any of the foregoing. The terms "deposit accounts," "instruments," "investment property," "documents," "chattel paper," "securities accounts," "financial assets" and "proceeds" shall have the meanings provided in the Louisiana Commercial Laws.

5. If this Guaranty is executed by more than one person, each person is bound by all of the provisions of this Guaranty and is jointly, severally and solidarily liable for the payment in full of the Obligations as if such person was the only person executing this Guaranty. This Guaranty is exclusive of and in addition to any other endorsements, guaranties, or obligations with respect to Borrower that are separate and apart from this instrument, whether signed by Guarantor or by any other Obligor. This Guaranty shall not be affected or limited by the amount of any other such endorsements, guaranties, or obligations with respect to Borrower. To the extent permitted by law, Guarantor's obligations under this Guaranty shall continue notwithstanding any set-off, counterclaim, reduction, or diminution of the Obligations or any defense of any kind or nature (other than performance by Guarantor of its obligations hereunder) that Borrower may have or assert against Bank.

6. Without releasing or affecting Guarantor's obligations hereunder, Bank may, one or more times, in its sole discretion, without notice to or the consent of Guarantor or any other Obligor, take any one or more of the following actions: (a) release, renew or modify the obligations of Borrower or any other Obligor; (b) release, exchange, modify, or surrender in whole or in part Bank's rights with respect to any collateral for the Obligations; (c) modify or alter the term, interest rate or due date of any payment of any of the Obligations; (d) grant any postponements, compromises, indulgences, waivers, surrenders or discharges or modify the terms of its agreements with Guarantor, Borrower or any other Obligor; (e) change its manner of doing business with Guarantor, Borrower or any other party; (f) impute payments or proceeds of any collateral furnished for any of the Obligations, in whole or in part, to any of the Obligations, or retain the payments or proceeds as collateral for the Obligations without applying same toward payment of the Obligations; or (g) make loans to Borrower in excess of the present amount of the Obligations, and Guarantor hereby expressly waives any defenses arising from any such actions. The release of liability of any person shall not affect the liability hereunder of any person who is not specifically released.

7. This Guaranty shall be binding on Guarantor and Guarantor's successors and assigns and shall inure to the benefit of Bank, its successors, assigns, endorsees, and any person or persons, or entities, including, without limitation, any banking or other financial institution, to whom Bank may grant an interest in the Obligations, or any of them, and this Guaranty shall be binding on Guarantor to the extent of such assignment or interest. Any such assignment or grant of interest shall not operate to release Guarantor from any obligation to Bank hereunder with respect to any unassigned Obligations.

8. If Bank receives any payment or proceeds of collateral, which payment or proceeds or any part thereof are subsequently required, by any court of competent jurisdiction, to be repaid to Borrower, Borrower's estate, trustee, or any other party, then to the extent of such repayment by Bank, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date the initial payment, reduction or satisfaction occurred, and Guarantor shall remain solidarily liable to Bank for the repayment of such amount reinstated. Guarantor shall defend and indemnify Bank from any claim or loss to Bank arising under this paragraph, including, without limitation, Bank's attorneys' fees and expenses in the defense of any such action or suit.

9. This Guaranty shall be governed and interpreted under the internal laws of the State of Louisiana. If any provision of this Guaranty shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Guaranty shall remain in full force and effect. This Guaranty is effective as of the date shown below.

                                  ORANGE SHIPBUILDING  COMPANY, INC.

                                  By /s/ William H. Hidalgo
                                    ---------------------------------
                                    William H. Hidalgo
                                    Its: President
                                  Date: December 31, 1999

STATE OF LOUISIANA

PARISH OF ST. MARY

     BEFORE ME, the undersigned Notary Public duly commissioned and qualified in and for the aforesaid State and Parish (County), personally came and appeared William H. Hidalgo, who being first duly sworn, declared and acknowledged unto me, Notary, and the undersigned witnesses, that he is the President of ORANGE SHIPBUILDING COMPANY, INC., a corporation, and that as such officer and on behalf of such corporation, he signed and executed the above and foregoing Continuing Guaranty, by authority of the Board of Directors of said corporation, and said appearer acknowledged said instrument to be the free act and deed of said corporation, for the purposes and considerations therein expressed.

     IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses and me, Notary, on this 3rd day of May, 2000.

WITNESSES:

/s/ JANICE A. RATCLIFF                  /s/ WILLIAM H. HIDALGO
-----------------------------           --------------------------------
Janice A. Ratcliff                      William H. Hidalgo


/s/ DENISE AVCON
-----------------------------
Denise Avcon                            /s/ DALE H. HAYES
                                        --------------------------------
                                        Dale H. Hayes

                                                   NOTARY PUBLIC
                                          My Commission expires at death

[LOGO OF WHITNEY APPEARS HERE]


                              SECURITY AGREEMENT

This Security Agreement is made this 1st day of May, 2000, by CONRAD INDUSTRIES, INC. (hereinafter referred to as "Grantor," which term means individually, collectively, and interchangeably any, each and/or all of them) in favor of WHITNEY NATIONAL BANK ("Secured Party"). Grantor's social security number or taxpayer identification number is 76-0475815. Additional information relating to Grantor is set forth on Schedule 1 to this Security Agreement. "Borrower" shall mean individually, collectively, and interchangeably any, each and/or all of CONRAD SHIPYARD, INC.

To secure payment of all obligations and liabilities of Grantor and Borrower, and of any one or more of them, to Secured Party, direct or contingent, due or to become due, now existing or hereafter arising, including, without limitation, all future advances, with interest, attorneys' fees, expenses of collection and costs, and further including, without limitation, obligations to Secured Party on promissory notes, checks, overdrafts, letter-of-credit agreements, loan agreements, security documents, endorsements, continuing guaranties and this Security Agreement (collectively, the "Obligations"), Grantor pledges and pawns to Secured Party, and grants to Secured Party a continuing security interest in, and a right of set-off and compensation against, (a) all property of Grantor or in which Grantor has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Secured Party, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations, and other securities, investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, items, chattel paper, and other property (except IRA, pension, and other tax-deferred retirement accounts) and (b) the following described property, now or hereafter owned by Grantor and wherever located:

   [X] ALL ACCOUNTS, ALL INVENTORY AND      [ ] all chattel paper
       ALL CHATTEL PAPER

   [X] ALL EQUIPMENT                        [X] ALL GENERAL INTANGIBLES

   [X] ALL DOCUMENTS                        [ ] all property described on
                                                Exhibit A

   [ ] all fixtures located on the property described on Exhibit B together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, returns, accessions, profits, corporate distributions (including, without limitation, stock splits and stock dividends), products and proceeds of any of the foregoing (collectively, "Collateral"). The terms "accounts," "instruments," "account debtor," "documents," "equipment," "general intangibles," "inventory," "chattel paper," "investment property," "deposit accounts," "securities accounts," "financial assets," "fixtures" and "proceeds" shall have the meanings provided in the Louisiana Commercial Laws. The term "Loan Agreement" shall mean that Second Amended and Restated Loan Agreement dated as of December 31, 1999 by and among Whitney National Bank and Conrad Shipyard, Inc. and Orange Shipbuilding Company, Inc. and Conrad Industries, Inc. (Guarantors), as it may be amended from time to time.

Grantor further authorizes secured party at any time and without further consent from Grantor to file a carbon, photographic, facsimile, or other reproduction of this Security Agreement or Grantor's financing statement as a financing statement. All Collateral shall remain subject to this Security Agreement until all of the Obligations have been paid and any financing statements filed in connection with this Security Agreement have been terminated. Secured Party may renew certificates of deposit or other renewable items included in the Collateral. All interest, dividends, income, fruits, returns, accessions, profits, corporate distributions (including, without limitation, stock splits and stock dividends), and proceeds with respect to the Collateral shall be delivered upon receipt to Secured Party in negotiable form. Grantor shall execute any endorsements, assignments, stock powers and financing statements with respect to the Collateral, in form and substance satisfactory to Secured Party, that Secured Party may request. Grantor represents and warrants that (a) Secured Party shall at all times have a perfected first priority security interest in the Collateral free of all other security interests, liens and claims, and (b) the description and identification of the Collateral and Grantor's name, social security or taxpayer identification number, and principal residence or chief executive office are correctly stated herein. Grantor shall prevent the accrual of prescription or statute of limitations with respect to the Collateral no later than sixty (60) days prior to the date on which enforcement would be barred, and shall execute any additional documents reasonably required to perfect the security interest of Secured Party in the Collateral. Should any Collateral decline in value after the date of this Security Agreement, Grantor shall, within five (5) days after receiving notice from Secured Party of such decline in value, grant a security interest in additional property satisfactory to Secured Party. Grantor authorizes Secured Party, in its sole discretion (a) to notify the obligor on any Collateral to make payments directly to Secured Party; (b) to receive and recover any money or other property at any time due with respect to the Collateral and in connection therewith, endorse notes, checks, drafts or other evidence of payments; and (c) to settle, adjust and compromise, in Secured Party's sole discretion, all present and future claims arising with respect to the Collateral. To the extent that any stocks, bonds or other securities are included in the Collateral, Grantor (a) covenants not to vote any Collateral in any manner that would adversely affect Secured Party's rights and (b) authorizes Secured Party, in its discretion, to transfer to or register in its name or the name of its nominee any of the Collateral, with or without indication of the security interest herein created. Secured Party is not obligated to take any of the foregoing actions or to preserve Grantor's rights with respect to the Collateral including, without limitation, rights against prior parties and shall not be liable in any manner with respect to the Collateral. Any responsibility of Secured Party with respect to the Collateral, whether arising contractually or as a matter of law, is hereby expressly waived.

If Grantor's accounts are subject to this Security Agreement, Grantor agrees to administer its accounts and the proceeds thereof in a fiduciary capacity for Secured Party, take all actions necessary to collect the accounts, and immediately deposit all proceeds of the accounts into Grantor's deposit account with Secured Party. Upon request, Grantor shall at any time (a) furnish to Secured Party within ten (10) days a list of the accounts, showing the name, address and the amount owed by each account debtor, and (b) mark on all bills, invoices and statements issued in connection with the accounts that the account is subject to a security agreement with Secured Party and is payable to Secured Party at Secured Party's address. If Grantor accepts chattel paper or instruments in payment of accounts, goods or services, Grantor shall promptly deliver all such chattel paper and instruments to Secured Party in negotiable form.

Grantor shall at all times permit Secured Party, its officers and agents, access to the Collateral and to all books, records and data relating to the Collateral, for inspection and for verification of the existence, condition and value of the Collateral. Grantor shall furnish all assistance and information that Secured Party may require to conduct such inspections and verifications. Upon request, Grantor, at its expense, shall cause or permit an independent certified public accountant, appraiser or other expert selected by Secured Party to prepare and deliver to Secured Party a verification of the existence, condition or value of the Collateral.

All corporeal Collateral shall be insured by solvent insurance companies for full replacement value under policies acceptable to Secured Party, designating Secured Party as lender loss payee. Grantor shall not alienate or encumber the Collateral, except for sales of inventory, goods or services in the ordinary course of Grantor's business. Grantor shall not create or permit to exist any lien, claim or security interest on the Collateral except in favor of Secured Party. Grantor shall not, without the prior written consent of Secured Party (a) change Grantor's domicile, name, legal form or taxpayer identification number,
(b) move the location of its principal place of business or chief executive office, or (c) move the Collateral from the locations disclosed on Schedule 1.

If Grantor or Borrower defaults in the timely payment or performance of any of the Obligations, or if any warranty or representation of Grantor or Borrower to Secured Party should br untrue at any time, then after the expiration of any applicable notice and cure provision contained in the Loan Agreement, at the option of Secured Party, the Obligations shall be immediately due and payable in full without notice or demand, and Secured Party (a) may sell, assign, transfer and effectively deliver all or any part of the Collateral at public or private sale, without recourse to judicial proceedings and without demand, appraisement or advertisement, all of which are hereby expressly waived by Grantor to the fullest extent permitted by law, and
(b) may cause all or any part of the Collateral to be seized and sold, under executory process, under writ of fieri facias issued in execution of an ordinary judgment obtained upon the Obligations, or under other legal procedure. For purposes of executory process, Grantor acknowledges the indebtedness owed under the Obligations, confesses judgment in favor of Secured Party for the full amount of the Obligations, and agrees to enforcement by executory process. Grantor waives (a) the benefit of appraisal provided in Art. 2723 of the Louisiana Code of Civil Procedure and (b) the demand and three (3) days delay provided by Articles 2639 and 2721, Louisiana Code of Civil Procedure. Secured Party may, at its option, enforce any mortgage note pledged hereby and cause the mortgaged property to be seized and sold by executory or other process in accordance with law and the terms of the mortgage. Grantor grants to Secured Party an irrevocable mandate and power of attorney (coupled with an interest) to exercise, after default, at Secured Party's sole discretionary option and without any obligation to do so, all rights that Grantor has with respect to the Collateral, including, without limitation, the right to exercise all rights of inspection, deriving from Grantor's ownership of or other interest in the Collateral. If the proceeds from the sale or enforcement of the Collateral are insufficient to satisfy all of the Obligations in full, all parties obligated thereon shall remain fully obligated for any deficiency. The rights and remedies of Secured Party hereunder are cumulative, may be exercised singly or concurrently, and are in addition to any rights and remedies of Secured Party under applicable law. Additionally, after the occurrence of a Default under the Loan Agreement and the expiration of any applicable notice and cure provision contained in the Loan Agreement.

Pursuant to Louisiana Revised Statutes 9:5136, et seq., Grantor hereby designates Secured Party or any employee, agent, or other person named by Secured Party at the time any seizure of the Collateral is effected by Secured Party to serve as a keeper of the Collateral pending the judicial sale thereof. The keeper's fees shall be determined by the Court before which the proceedings are pending, and the payment of such fees shall be secured by this security agreement.

Without releasing or affecting any of its rights, Secured Party may, one or more times, in its sole discretion, without notice to or the consent of Grantor or Borrower, take any one or more of the following actions: (a) release, renew or modify the obligations of Grantor, Borrower or any other party; (b) release, exchange, modify, or surrender in whole or in part Secured Party's rights with respect to any collateral for the Obligations; (c) modify or alter the term, interest rate or due date of any payment of any of the Obligations; (d) grant any postponements, compromises, indulgences, waivers, surrenders or discharges or modify the terms of its agreements with Grantor or Borrower; (e) change its manner of doing business with Grantor, Borrower or any other party; or (f) impute payments or proceeds of any collateral furnished for any of the Obligations, in whole or in part, to any of the Obligations, or retain the payments or proceeds as collateral for the Obligations without applying same toward payment of the Obligations, and Grantor hereby expressly waives any defenses arising from any such actions. The obligations of Grantor hereunder shall be joint, several and solidary and shall bind and obligate Grantor's successors, heirs and assigns. Secured Party may assign and transfer the Collateral to an assignee of any of the Obligations, whereupon such transferee shall become vested with all powers and rights granted to Secured Party under this Security Agreement. This Security Agreement shall be governed by the internal laws of the State of Louisiana, provided that where Collateral is located in a jurisdiction other than Louisiana, remedies available to Secured Party hereunder and under the laws of such jurisdiction shall be available to Secured Party without regard to any restriction of Louisiana law. If any provision of this Security Agreement shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Security Agreement shall remain in full force and effect.

Secured Party hereby accepts this Security Agreement.

WHITNEY NATIONAL BANK,                  GRANTOR:
  SECURED PARTY                         CONRAD INDUSTRIES, INC.

BY: /s/ EDGAR W. SANTA CRUZ III         BY: WILLIAM H. HIDALGO
   ----------------------------            -------------------------------
   EDGAR W. SANTA CRUZ, III                WILLIAM H. HIDALGO
Title: Vice President                   Title: President



                                  SCHEDULE 1

Grantor's legal status: A Louisiana corporation

State or jurisdiction of Grantor's organization: Louisiana

Grantor's mailing address: 1501 Front St., Morgan City, LA. 70380

Grantor's chief executive office: 1501 Front St., Morgan City, LA. 70380

Location of Grantor's books and records: 1501 Front St., Morgan City, LA. 70380

Location of Grantor's inventory and equipment: 1501 Front St., Morgan City, LA. 70380

Other names and legal forms used by Grantor to conduct business within last ten years: NONE



                                   EXHIBIT A
                                   ---------

                                      NONE

[LOGO OF WHITNEY APPEARS HERE]


                              SECURITY AGREEMENT


This Security Agreement is made this 1st day of May, 2000, by CONRAD SHIPYARD, INC. (hereinafter referred to as "Grantor," which term means individually, collectively, and interchangeably any, each and/or all of them) in favor of WHITNEY NATIONAL BANK ("Secured Party"). Grantor's social security number or taxpayer Identification number is 72-0456758. Additional information relating to Grantor is set forth on Schedule 1 to this Security Agreement. "Borrower" shall mean individually, collectively, and interchangeably any, each and/or all of CONRAD SHIPYARD, INC.

To secure payment of all obligations and liabilities of Grantor and Borrower, and of any one or more of them, to Secured Party, direct or contingent, due or to become due, now existing or hereafter arising, including, without limitation, all future advances, with interest, attorneys' fees, expenses of collection and costs, and further including, without limitation, obligations to Secured Party on promissory notes, checks, overdrafts, letter-of-credit agreements, loan agreements, security documents, endorsements, continuing guaranties and this Security Agreement (collectively, the "Obligations"), Grantor pledges and pawns to SECURED PARTY, AND GRANTS to Secured Party a continuing security interest in, and a right of set-off and compensation against, (a) all property of Grantor or in which Grantor has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Secured Party, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations, and other securities, Investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, items, chattel paper, and other property (except IRA, pension, and other tax-deferred retirement accounts) and (b) the following described property, now or hereafter owned by Grantor and wherever located:

    [X] ALL ACCOUNTS, ALL INVENTORY AND ALL CHATTEL PAPER  [ ] all chattel paper

    [X] ALL EQUIPMENT                                      [X] ALL GENERAL INTANGIBLES

    [X] ALL DOCUMENTS                                      [ ] all property described on Exhibit A

    [X] ALL FIXTURES LOCATED ON THE PROPERTY DESCRIBED
        ON EXHIBIT B

together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, returns, accessions, profits, corporate distributions (including, without limitation, stock splits and stock dividends), products and proceeds of any of the foregoing (collectively, "Collateral"). The terms "accounts," "Instruments," "account debtor," "documents," "equipment," "general Intangibles," "Inventory, "chattel paper," "Investment property," "deposit accounts;' "securities accounts," "financial assets," "fixtures" and "proceeds" shall have the meanings provided in the Louisiana Commercial Laws. The term "Loan Agreement" shall mean that Second Amended and Restated Loan Agreement dated as of December 31, 1999 by and among Whitney National Bank and Conrad Shipyard, Inc. and Orange Shipbuilding Company, Inc. and Conrad Industries, Inc. (Guarantors), as it may be amended from time to time.

Grantor further authorizes secured party at any time and without further consent from Grantor to file a carbon, photographic, facsimile, or other reproduction of this Security Agreement or Grantor's financing statement as a financing statement. All Collateral shall remain subject to this Security Agreement until all of the Obligations have been paid and any financing statements filed in connection with this Security Agreement have been terminated. Secured Party may renew certificates of deposit or other renewable items included in the Collateral. All interest, dividends, income fruits, returns, accessions, profits, corporate distributions (including, without limitation, stock splits and stock dividends), and proceeds with respect to the Collateral shall be delivered upon receipt to Secured Party in negotiable form. Grantor shall execute any endorsements, assignments, stock powers and financing statements with respect to the Collateral, in form and substance satisfactory to Secured Party, that Secured Party may request. Grantor represents and warrants that (a) Secured Party shall at all times have a perfected first priority security interest in the Collateral free of all other security interests, liens and claims, and (b) the description and identification of the Collateral and Grantor's name, social security or taxpayer identification number, and principal residence or chief executive office are correctly stated herein. Grantor shall prevent the accrual of prescription or statute of limitations with respect to the Collateral no later than sixty (60) days prior to the date on which enforcement would be barred, and shall execute any additional documents reasonably required to perfect the security interest of Secured Party in the Collateral. Should any Collateral decline in value after the date of this Security Agreement, Grantor shall, within five (5) days after receiving notice from Secured Party of such decline in value, grant a security interest in additional property satisfactory to Secured Party. Grantor authorizes Secured Party, in its sole discretion (a) to notify the obligor on any Collateral to make payments directly to Secured Party; (b) to receive and recover any money or other property at any time due with respect to the Collateral and in connection therewith, endorse notes, checks, drafts or other evidence of payments; and (c) to settle, adjust and compromise, in Secured Party's sole discretion, all present and future claims arising with respect to the Collateral. To the extent that any stocks, bonds or other securities are included in the Collateral, Grantor (a) covenants not to vote any Collateral in any manner that would adversely affect Secured Party's rights and (b) authorizes Secured Party, in its discretion, to transfer to or register in its name or the name of its nominee any of the Collateral, with or without indication of the security interest herein created. Secured Party is not obligated to take any of the foregoing actions or to preserve Grantor's rights with respect to the Collateral including, without limitation, rights against prior parties and shall not be liable in any manner with respect to the Collateral. Any responsibility of Secured Party with respect to the Collateral, whether arising contractually or as a matter of law, is hereby expressly waived.

If Grantor's accounts are subject to this Security Agreement, Grantor agrees to administer its accounts and the proceeds thereof in a fiduciary capacity for Secured Party, take all actions necessary to collect the accounts, and immediately deposit all proceeds of the accounts into Grantor's deposit account with Secured Party. Upon request, Grantor shall at any time (a) furnish to Secured Party within ten (10) days a list of the accounts, showing the name, address and the amount owed by each account debtor, and (b) mark on all bills, invoices and statements issued in connection with the accounts that the account is subject to a security agreement with Secured Party and is payable to Secured Party at Secured Party's address. If Grantor accepts chattel paper or instruments in payment of accounts, goods or services, Grantor shall promptly deliver all such chattel paper and instruments to Secured Party in negotiable form.

Grantor shall at all times permit Secured Party, its officers and agents, access to the Collateral and to all books, records and data relating to the Collateral, for inspection and for verification of the existence, condition and value of the Collateral. Grantor shall furnish all assistance and information that Secured Party may require to conduct such inspections and verifications. Upon request, Grantor, at its expense, shall cause or permit an independent certified public accountant, appraiser or other expert selected by Secured Party to prepare and deliver to Secured Party a verification of the existence, condition or value of the Collateral.

All corporeal Collateral shall be insured by solvent insurance companies for full replacement value under policies acceptable to Secured Party, designating Secured Party as lender loss payee. Grantor shall not alienate or encumber the Collateral, except for sales of inventory, goods or services in the ordinary course of Grantors business. Grantor shall not create or permit to exist any lien, claim or security interest on the Collateral except in favor of Secured Party. Grantor shall not, without the prior written consent of Secured Party (a) change Grantor's domicile, name, legal form or taxpayer identification number,
(b) move the location of its principal place of business or chief executive office, or (c) move the Collateral from the locations disclosed on Schedule 1.

If Grantor or Borrower defaults to the timely payment or performance of any of the Obligations, or if any warranty or representation of Grantor or Borrower to Secured Party should be untrue at any time, then after the expiration of any applicable notice and cure provision contained in the Loan Agreement, at the option of Secured Party, the Obligations shall be Immediately due and payable in full without notice or demand, and Secured Party (a) may sell, assign, transfer and effectively deliver all or any part of the Collateral at public or private sale, without recourse to judicial proceedings and without demand, appraisement or advertisement, all of which are hereby expressly waived by Grantor to the fullest extent permitted by law, and
(b) may cause all or any part of the Collateral to be seized and sold, under executory process, under writ of fieri facias issued in execution of an ordinary judgment obtained upon the Obligations, or under other legal procedure. For purposes of executory process, Grantor acknowledges the indebtedness owed under the Obligations, confesses judgment in favor of Secured Party for the full amount of the Obligations, and agrees to enforcement by executory process. Grantor waives (a) the benefit of appraisal provided in Art. 2723 of the Louisiana Code of Civil Procedure and (b) the demand and three (3) days delay provided by Articles 2639 and 2721, Louisiana Code of Civil Procedure. Secured Party may, at its option, enforce any mortgage note pledged hereby and cause the mortgaged property to be seized and sold by executory or other process in accordance with law and the terms of the mortgage. Grantor grants to Secured Party an irrevocable mandate and power of attorney (coupled with an interest) to exercise, after default, at Secured Party's sole discretionary option and without any obligation to do so, all rights that Grantor has with respect to the Collateral, including, without limitation, the right to exercise all rights of inspection, deriving from Grantor's ownership of or other interest in the Collateral. If the proceeds from the sale or enforcement of the Collateral are insufficient to satisfy all of the Obligations in full, all parties obligated thereon shall remain fully obligated for any deficiency. The rights and remedies of Secured Party hereunder are cumulative, may be exercised singly or concurrently, and are in addition to any rights and remedies of Secured Party under applicable law. Additionally, after the occurrence of a Default under the Loan Agreement and the expiration of any applicable notice and cure provision contained in the Loan Agreement.

Pursuant to Louisiana Revised Statutes 9:5136, et seq., Grantor hereby designates Secured Party or any employee, agent, or other person named by Secured Party at the time any seizure of the Collateral is effected by Secured Party to serve as a keeper of the Collateral pending the judicial sale thereof. The keeper's fees shall be determined by the Court before which the proceedings are pending, and the payment of such fees shall be secured by this security agreement.

Without releasing or affecting any of its rights, Secured Party may, one or more times, in its sole discretion, without notice to or the consent of Grantor or Borrower, take any one or more of the following actions: (a) release, renew or modify the obligations of Grantor, Borrower or any other party; (b) release, exchange, modify, or surrender in whole or in part Secured Party's rights with respect to any collateral for the Obligations; (c) modify or alter the term, interest rate or due date of any payment of any of the Obligations; (d) grant any postponements, compromises, indulgences, waivers, surrenders or discharges or modify the terms of its agreements with Grantor or Borrower; (e) change its manner of doing business with Grantor, Borrower or any other party; or (f) impute payments or proceeds of any collateral furnished for any of the Obligations, in whole or in part, to any of the Obligations, or retain the payments or proceeds as collateral for the Obligations without applying same toward payment of the Obligations, and Grantor hereby expressly waives any defenses arising from any such actions. The obligations of Grantor hereunder shall be joint, several and solidary and shall bind and obligate Grantor's successors, heirs and assigns. Secured Party may assign and transfer the Collateral to an assignee of any of the Obligations, whereupon such transferee shall become vested with all powers and rights granted to Secured Party under this Security Agreement. This Security Agreement shall be governed by the internal laws of the State of Louisiana, provided that where Collateral is located in a jurisdiction other than Louisiana, remedies available to Secured Party hereunder and under the laws of such jurisdiction shall be available to Secured Party without regard to any restriction of Louisiana law. If any provision of this Security Agreement shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Security Agreement shall remain in full force and effect.


Secured Party hereby accepts this Security Agreement.



WHITNEY NATIONAL BANK,                  GRANTOR:
 SECURED PARTY                          CONRAD SHIPYARD, INC.

BY: /s/ EDGAR W. SANTA CRUZ, III        BY: /s/ WILLIAM H. HIDALGO
   ------------------------------          -----------------------------
    EDGAR W. SANTA CRUZ, III                WILLIAM H. HIDALGO
Title:  Vice President                  Title:   President



                                  SCHEDULE I


Grantor's legal status: A Louisiana corporation

State or jurisdiction of Grantor's organization: Louisiana

Grantor's mailing address: 1501 Front St., Morgan City, LA. 70380

Grantor's chief executive office: 1501 Front St., Morgan City, LA. 70380

Location of Grantor's books and records: 1501 Front St., Morgan City, LA. 70380

Location of Grantor's inventory and equipment: 1501 Front St., Morgan City, LA. 70380


Other names and legal forms used by Grantor to conduct business within last ten years: CONRAD INDUSTRIES, INC.




                                   EXHIBIT A

                                     NONE

                                   EXHIBIT B


                    (Real Property Description for Fixture Filing)

1-a. That certain tract or parcel of land, lying and being situated in the CITY
     OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, commencing at a point on the West boundary line of Front Street, One Hundred and Ten (110') feet North of its intersection with the North boundary line of the right-of-way owned by the municipal corporation of Morgan City, La., for waterworks pipe line to Berwick Bay (or Atchafalaya River), and thence extending northerly along the said west boundary line of Front Street a distance of Fifty (50') feet, and between the boundaries so established having a depth between parallel lines to the margin of Berwick Bay (or Atchafalaya River). Said tract of land being bounded on the North by property now or formerly Harry Adam Blanco, south by property of H. J. Boudreaux, east by Front Street, and west by Berwick Bay (or Atchafalaya River). Together with all the buildings and improvements, rights, ways, privileges and servitudes thereon situated and appertaining.

1-b. That certain piece of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, being a portion of the property acquired by Harry Adam Blanco from Miss Carrie I. Gathright, by an Act of Sale executed before Paul Schreier, Notary Public, St. Mary Parish, on the 1st day of April, 1941, and duly recorded in the Conveyance Office of the Parish of St. Mary, Louisiana, situated in the City of Morgan City, La., described as commencing at a point on the north line of the property as acquired by Harry Adam Blanco from Miss Carrie I. Gathright One Hundred and Fifty (150') feet west of Front Street, thence southerly at right angles a distance of Fifty (50') feet and with such width the property has a depth between parallel lines to the Atchafalaya River, being bounded on the North by property now or formerly of Gloria White, east by remaining property of Harry Adam Blanco or assigns, on the South by the property firstly described herein and on the west by the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sate from Walston Stout dated February 23, 1988 and recorded February 24, 1988 in Book 31-D, Entry No. 222,156 of the Conveyance Records of St. Mary Parish, Louisiana.

2. That certain tract or parcel of, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, land lying and being situated in the corporate limits of the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, commencing at the intersection of the North boundary line of the right-of-way owned by the corporation of Morgan City, for waterworks pipe line to Berwick Bay (or Atchafalaya River) and the West line of Front Street and from thence extending northerly along the West line of Front Street for a distance of One Hundred and Ten (110') feet, and with such frontage having a depth between parallel lines to the margin of Berwick Bay (or Atchafalaya River). Being bounded on the North by property of Stoute, on the East by Front Street on the South by the City of Morgan City right-of-way, and on the West by Berwick Bay (or Atchafalaya River).

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Deed from J. Parker Conrad, et ux dated May 5, 1987 and recorded in Book 30-J, Entry No. 219,138 of the Conveyance Records of St. Mary Parish, Louisiana.

3. That certain parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, designated as a strip of land thirty (30') feet wide being bound on the North now or formerly by property of Hanson Lopez, being bounded on the East by the floodside of Front Street, and being bounded on the West by the Atchafalaya River; said property having a front of thirty (30') feet on the West side of Front Street by a depth between parallel lines to the Atchafalaya River, all as shown on the attached Plan of Land attached hereto and made a part hereof; being the same property acquired as follows:

     The South Fifteen (S-15') feet being dedicated to the City of Morgan City as shown on Barnes Survey and as shown on that plat by Bourgeois Subdivision by S. A. Bradford, P.E. & City Engineer, recorded June 10, 1910 at St. Mary Parish COB 3-B, Entry No. 38,853; the North fifteen (N-15') feet being acquired by that Act of Sale with map attached thereto at St. Mary Parish, COB 3-G, Entry No. 496, recorded July 16, 1912.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Mayor and Councilmen of the City of Morgan City dated February 15, 1988 and recorded in Book 31-C, Entry No. 222,082 of the Conveyance Records of St. Mary Parish, Louisiana.

4-a. That certain tract or parcel of land together with all buildings, improvements and appurtenances thereon and thereunto belonging, and all rights, ways, privileges and servitudes thereunto appertaining, lying and being situated in the TOWN OF MORGAN CITY, ST. MARY PARISH, State of Louisiana, more fully described as being LOT NUMBER ONE (1) IN SQUARE "B" OF BOURGEOIS SUBDIVISION, said lot having a frontage on the West side of Front Street of Sixty-six and eight-tenths (66.8') feet, and extending to the Atchafalaya River and being bounded on the North by property of unknown owners, on the East by Front Street, on the South by Lot 2 and on the West by the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Martha Garber Vidos, et al recorded September 4, 1986 in Book 29-T, Entry No. 216,761 of the Conveyance Records of St. Mary Parish, Louisiana.

4-b. That certain tract or parcel of land together with all buildings and improvements thereon and thereunto belonging, and all rights, ways, privileges and servitudes thereunto appertaining, lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and more particularly described as being the North Sixteen (16') feet of LOT NUMBER TWO (2) OF SQUARE LETTER "B" OF BOURGEOIS SUBDIVISION of said City; the property having a frontage of sixteen (16') feet on the West side of Front Street, by a depth to the Atchafalaya River, and being bounded on the North by Lot Number One (1), on the East by Front Street, on the South by remaining portion of Lot Two (2) and on the West by the Atchafalaya River.

5. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, and more particularly described as being LOT NUMBER TWO
     (2) IN SQUARE LETTER "B" OF THE BOURGEOIS SUBDIVISION of said City, having a front on the West side of Front Street by a depth to the Atchafalaya River. Said property having a front of Fifty (50') feet more or less on the West side of Front Street by a depth to the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Exchange from J. Parker Conrad, et ux dated July 16, 1987 and recorded July 17, 1987 in Book 30-N, Entry No. 219,839 of the Conveyance Records of St. Mary Parish, Louisiana.

6. That certain tract of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and more fully described as being LOT NUMBER THREE (3) IN SQUARE LETTER "B" OF BOURGEOIS ANNEX to said City. Said lot having a front of Sixty-six and 66/100 feet on the West side of Front Street, and extending back between parallel lines to Berwick Bay. Said lot or parcel of land being bounded on the North by Lot No. Two (2), Square Letter "B" of Bourgeois Annex, on the East by Front Street, on the South by Lot No. Four (4), Square Letter "B" of Bourgeois Annex and on the West by Berwick Bay. Together with all buildings and improvements thereon situated and all rights, ways, privileges and servitudes thereunto belonging and appertaining.

     Being the same property acquired in part by Conrad Industries, Inc. by Act of Cash Sale from Royal A. Mayon, et al recorded September 29, 1976 and recorded in Book 19-Y, Entry No. 167,335 of the Conveyance Records of St. Mary Parish, Louisiana; and by Conrad Industries, Inc. by Act of Cash Sale from Wallace Bergeron, et al recorded September 29, 1976 and recorded In Book 19-Y, Entry No. 167,336 of the Conveyance Records of St. Mary Parish, Louisiana.

7-a. That certain tract or parcel of land, lying and being situated in the corporate limits of the City of Morgan City, Parish of St. Mary, State of Louisiana, known, designated and described as being the South Thirty-three and Six-tenths (33.6') feet of Lot Number Five (5) and all of Lots Numbers Six (6) and Seven (7) in Square "B" of the Bourgeois Subdivision of said City. The property having a front on the West side of Front Street of One Hundred Sixty-seven and two-tenths (167.2') feet, and having a depth between parallel lines to the Atchafalaya River of Berwick Bay. Said property being bounded on the North by property herein after described; on the South by property of Eddie Boudreaux or assigns. Together with all the batture, accretions, alluvion, build up or filled inland on or in Berwick Bay, adjoining and abutting upon the said lots, as well as any and all rights, ways and privileges and servitudes of any kind and every kind and character thereunto belonging or appertaining.

7-b. That certain tract or parcel of land, lying and being situated in the corporate limits of the City of Morgan City, Parish of St. Mary, State of Louisiana, known, designated and described as being all of Lot Number Four
     (4) and the North Thirty-three and two-tenths (33.2') feet of Lot Number Five (5) in Square "B" of the Bourgeois Subdivision of said City. The property having a front on the west side of Front Street of One Hundred (100') feet and having a depth between parallel lines to the Atchafalaya River or Berwick Bay. Said property being bounded on the North by Lot No. 3 of Square "B" property of Elodie Mayon, on the South by the remaining portion of Lot No. 5 in Square "B" hereinabove described, on the East by Front Street and on the West by Atchafalaya River, or Berwick Bay.

     Being the same property acquired by Conrad Industries, Inc. by Act of Sale recorded November 7, 1953 in Book 8-M, Entry No. 88,053 of the Conveyance Records of St. Mary Parish, Louisiana.

8. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, known, designated and described as being LOT NO. EIGHT
     (8) IN SQUARE "B" in the Bourgeois Annex to Morgan City and having a front on the West side of Front Street of Sixty-six feet and eight inches (66'8") by a depth between said Front Street and Berwick Bay of Two Hundred Eighty-five (285') feet, more or less, on the South line and Two Hundred Seventy (270') feet, more or less, on the North line. Said Lot No. Eight (8) in Square "B" of the Bourgeois Annex being more fully described as being bounded on the North by Lot Seven (7) of Square "B", on the East by Front Street, on the South by Lot Nine (9) of Square "B" and on the West by Berwick Bay.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Olive Boudreaux Stephens, et al, dated December 29, 1975 and recorded January 5, 1976 in Book 19-L, Entry No. 164,488 of the Conveyance Records of St. Mary Parish, Louisiana.

9-a. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the TOWN OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and more particularly described as LOT NUMBER NINE (9) IN SQUARE LETTER "B" IN BOURGEOIS SUBDIVISION of said town, according to a map thereof recorded in the Recorder's Office at Franklin, Louisiana, in Book 3-B, Entry No. 38,855.

     Said property having a front on the West side of the public road (now Front Street of Morgan City, Louisiana) of Sixty-six and 8/10 (66.8') feet by a depth between parallel lines of Three Hundred (300') feet on the South side and Two Hundred Eighty Five (285') feet on the North line. Bounded North by Lot Number Eight (8) of said Square, East by said public road (nor Front Street of Morgan City, Louisiana) South by a lane, and West by Berwick Bay or the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale recorded January 13, 1978 in Book 20-X, Entry No. 173,263 of the Conveyance Records of St. Mary Parish, Louisiana.

 10. That certain lot or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, State of Louisiana and more particularly described as having a front of fifteen (15') feet on the west side of Front Street by a depth between parallel lines extending to Berwick Bay (Atchafalaya River). Said tract of land being shown and designated on the map of Bourgeois Subdivision to the City of Morgan City dated June 10, 1910 and recorded on June 10, 1910 in Book 3-B, Page 244, Entry No. 38,853 of the Conveyance Records of St. Mary Parish, Louisiana, and designated thereon as a fifteen (15') foot right-of-way or alley adjacent to and immediately south of Lot Nine (9) Block B of the Bourgeois Subdivision. The said tract of land being bounded on the west by Front Street on the East by Berwick Bay (Atchafalaya River), on the north by Lot Nine (9), Square B of Bourgeois Subdivision (now the property of Conrad Industries, Inc.) and on the south by property of Conrad Industries, Inc. acquired by Act of Sale recorded in Book 35-F, Entry No. 238,092 of the Conveyance Records of St. Mary Parish, Louisiana.

    Being the same property acquired by Conrad Industries, Inc. by an Ordinance of Abandonment adopted by the City of Morgan City on the 28th day of September, 1993, being Ordinance 93-10 of the City of Morgan City, which Ordinance is recorded in Book 36-K, Entry No. 248,156 of the Conveyance Records of St. Mary Parish, Louisiana and being the same property described in an Affidavit of Conrad Industries, Inc. recorded Book 36-K, Entry No. 243,185 of the Conveyance Records of St. Mary Parish, Louisiana.

11. That certain tract of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and forming part of what was formerly known as Tiger Island Plantation, measuring Eighty-six (86') feet on Front Street, by a depth of Two Hundred Eighty-six (286') feet, between parallel lines, more or less, from said Front Street to Berwick Bay; the tract being bounded, now or formerly, on the North by lands of A. A. Bourgeois, on the East by Front Street, on the South by the Clarence Hanson Subdivision, formerly Lawrence, and West by Berwick Bay, together with all improvements and appurtenances thereon situated, and thereunto belonging.

    Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Stella Gloriosa Henry, et al., recorded May 13, 1992 in Book 35-F, Entry No. 238,092 of the Conveyance Records of St. Mary Parish, Louisiana.

12. That certain lot or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, known, designated and described as LOT "F" IN BLOCK NUMBER THREE (3), HANSON ANNEX TO THE TOWN OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, according to the map or plan of survey, of said subdivision of file and of record in the Recorder's Office in Book 22 of Conveyances at Page 516 and according to which said lot has a front on the North side of Belanger Street of Fifty (50') feet by a depth between parallel lines of One Hundred (100') feet; and

    That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, more fully described as being situated on the West side of Lot "F" in Block 3 of the Hanson Annex to Morgan City and extending West to the Atchafalaya River; bounded on the North by property now or formerly of Chester Henry and extending South to a point Six and One-half (6-1/2') feet front on the North side of Belanger Street, bounded on the East by the said Lot F, Block 3 of the Hanson Annex and West by the Atchafalaya River (Berwick Bay).

    Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Ronald J. Overhultz, et ux., dated July 9, 1993 and recorded July 14, 1993 in Book 36-F, Entry No. 242,330 of the Conveyance Records of St. Mary Parish, Louisiana.

13. That certain tract or parcel of land, together with all buildings and improvements thereon situated, and all rights, ways, privileges and appurtenances thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, on the East side of the Atchafalaya River, and more fully described as being lot lettered "A" in Block No. Three (3) of Hanson's Annex to the City, according to the survey thereof as made by S. A. Bradford; the lot herein measuring Fifty (50') feet, fronting on the west side of Front Street by a uniform depth of One Hundred (100') feet.

    Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Dale A. Beadle dated October 21, 1993 and recorded October 22, 1993 in Book 36-K, Entry No. 242,271 of the Conveyance Records of St. Mary Parish, Louisiana.

14. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the lower end of the PARISH OF ST. MARY, in
    Section 42, Township 16 South, Range 13 East, Southeastern Land District of Louisiana, forming part of the tract acquired by Biaggio Domino from the Jeanerette Lumber & Shingle Company, Ltd., by act dated August 6, 1918 and duly recorded in Book 3-T, Page 304, Entry No. 45,346 of Conveyance Records, St. Mary Parish, Louisiana. The tract herein being more particularly described as follows: Beginning at a Point "A" at the northeast corner thereof, on the west side of the right-of-way limits of U.S. Highway 90, thence a distance of 544.7' feet, more or less, to Point "F" on the water's edge of Bayou Boeuf; thence along the water's edge of Bayou Boeuf in a southeasterly direction to Point "E"; thence North 49 degrees east 300 feet, more or less, to Point "D"; thence South 30 degrees 27 minutes East 42 feet, more or less, to Point "C"; thence North 53 degrees 28 minutes east 445.5 feet, more or less, to Point "B" on the right-of-way limits of U.S. Highway 90; thence North 41 degrees West along said right-of-way limits 1075.7 feet, more or less, to Point "A".

    The said tract containing a total acreage of 15.63 acres, all as shown and designated on survey of T.F. Kramer dated May 7, 1946 attached to that act recorded May 21, 1946 in St. Mary Parish COB 6-V, Folio 77, under Entry No. 74,242.

    Together with all of the property which Mortgagor owns to the water's edge. This includes the property which lies within the extension of the line between Points "D" and "E" to the water's edge and the extension of the line between Points "A" and "F" to the water's edge.

    Together with whatever reversionary rights Mortgagor may have in and to the old roadbed running across said property as shown on the survey described above.

    Municipal address of the above described property is: 9752 U.S. Highway 90 East, Amelia, Louisiana.

    Being the same property acquired by Conrad Industries, Inc. from Marine Shale Processors, Inc., as per act registered on July 17, 1996, in Conveyance Book 39-C, folio 335, Entry No. 253,379.

15. THAT CERTAIN LOT OF GROUND, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, designated as LOT E, BLOCK 3, HANSON ANNEX TO THE CITY OF MORGAN CITY, ST. MARY PARISH, LOUISIANA, the said lot having a front on the north side of Belanger Street of Fifty (50') feet by a depth between parallel lines of One Hundred (100') feet; to include all buildings and improvements situated thereon.

    This property bears municipal number 103 Belanger Street, Morgan City, Louisiana 70380.

    Being the same property acquired by Conrad Industries, Inc. from Lydia Anslem Mayon and Evella Mayon Crochet, as per act passed before Dale H. Hayes, Notary Public, registered on November 20, 1996, in Conveyance Book 39-0, Entry No. 254,965, St. Mary Parish, Louisiana.

16. That certain lot of ground, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the PARISH OF ST. MARY, State of Louisiana, on the East side of Atchafalaya River, and more particularly described as being LOT NUMBERED LETTER "D" OF HANSON'S ANNEX TO THE TOWN OF MORGAN CITY, according to the Map and Plan of Survey thereof recorded in Conveyance Book "SS" Entry No. 34,598, of the records of the Parish of St. Mary, LOT D measuring fifty (50') feet in width by a depth between parallel lines of one hundred (100') feet; and subject to the following correction of the plat of survey of said subdivision hereinabove referred to, to-wit: That the street marked on said map "Belanger Street" extends and is opened as a public thoroughfare only from the river on the west to the west boundary lines of Lots Number 38 in Block Two, and of Lot 10 in Block One of said subdivision.

    Being the same property acquired by Conrad Industries, Inc. from Howard L. Freeman, Sr., et al., as per act passed before Edward M. Leonard, Jr., Notary Public, registered on June 6, 1994, in Conveyance Book 36-Z, Entry No. 245,401, St. Mary Parish, Louisiana.

17. That certain tract or parcel of ground, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the corporate limits of the City of Morgan City, PARISH OF ST. MARY, State of Louisiana, on the East side of the Atchafalaya River, known, designated and described as being LOT NUMBERED LETTER "C" OF HANSON ANNEX TO THE TOWN OF MORGAN CITY (now City of Morgan
    City) according to the plan of survey thereof, of record in the Parish, in Conveyance Book SS, Entry No. 34,498. The said lot measures Fifty (50') feet in width by a depth between parallel lines of One Hundred (100') feet; and subject to the following correction of the plan of survey and subdivision hereinabove mentioned, to-wit: That the street marked on said map "Belanger Street" extends and is opened as a public thoroughfare only from the river on the west, to the west boundary line of Lot No. Thirty-eight (38) in Block Two (2) and of Lot Ten (10) in Block One (1) of said subdivision.

    Being the same property acquired by Conrad Industries, Inc. from Garrett H. Gaudet and Beryl Lee Landry Gaudet, as per act passed before Dale H. Hayes, Notary Public, dated July 21, 1997, registered in Conveyance Book 40-L, Entry No. 258,180, St. Mary Parish, Louisiana.

SOS 0008

                         LOUISIANA SECRETARY OF STATE
             OFFICE OF UNIFORM COMMERCIAL CODE/CENTER OF REGISTRY
                            CONFIRMATION OF FILING




    CARVER, DARDEN, KORZETKY, TESSIER, FINN, BLOSSMAN & AREAUX
    1100 POYDRAS STREET, SUITE 2700
    NEW ORLEANS, LA 70163
    ATTN. JUDITH E. ZIMMERMAN, NOTARIAL ASSISTANT

Pursuant to La.R.S.10:9-403(6), this is a confirmation that the following information has been received and included within the Secretary of State's master index of Uniform Commercial Code filings. Note that this confirmation does not constitute a determination of the legal sufficiency of the filing.

This filing will lapse on 5-11-2005 unless continued or terminated. We encourage filers to take full advantage of the six-month window of opportunity in which to file UCC-3 continuations. Submission of your documents at the onset of the six-month window will allow ample time to rectify potential filing errors and help to assure timely recording of your filing.

Any questions regarding the filing information contained herein should be directed to the filing officer which accepted and recorded the filing. General UCC assistance may be obtained by contacting our UCC Division at (225)342-5542.


                                                             W. Fox McKeithen

================================================================================
ORIGINAL FILE NUMBER 36-148215        FILED 5/11/00 2:52 PM
                                      PARISH IN WHICH FILED: ORLEANS
DEBTOR(S)
---------
  CONRAD SHIPYARD, INC.                                   720456758
  1501 FRONT STREET
  MORGAN CITY, LA 70380

  CONRAD INDUSTRIES, INC.                                 720456758
  1501 FRONT STREET
  MORGAN CITY, LA 70380

ORIGINAL SECURED PARTY
----------------------
  WHITNEY NATIONAL BANK                                   720352101
  228 ST. CHARLES AVENUE
  NEW ORLEANS, LA 70130
  ATTN. LOAN DOCUMENTATION DEPARTMENT

SOS 0009

CARVER, DARDEN, KORZETKY, TESSIER, FINN, BLOSSMAN & AREAUX  (36-148215 ) PAGE  2

PROPERTY
--------

   THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY AND CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL DOCUMENTS; ALL FIXTURES LOCATED ON THE PROPERTY (SEE ORIG.)

This FINANCING STATEMENT is presented for filing pursuant to Chapter 9 of the Louisiana Commercial Laws
---------------------------------------------------------------------------------------------------------------------
1A. DEBTOR (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                    1B. SS# OR EMPLOYER I.D.#
CONRAD SHIPYARD, INC.                                                                             72-0456758
--------------------------------------     ---------------------------------------    -------------------------------
1C. MAILING ADDRESS
1501 FRONT STREET, MORGAN CITY, LA. 70380
---------------------------------------------------------------------------------------------------------------------
2A. ADDITIONAL DEBTOR (IF ANY) (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                 2B.SS# OR EMPLOYER I.D.#
CONRAD INDUSTRIES, INC.                                                                           72-0456758
---------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS
1501 FRONT STREET, MORGAN CITY, LA. 70380
---------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR OR DEBTOR'S TRADE NAME OR STYLES (IF ANY)                          3B. SS# OR EMPLOYER I.D.#

---------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

=======================================SECURED PARTY INFORMATION=====================================================
4A. SECURED PARTY                                                                         4B. SS# OR EMPLOYER I.D.#
WHITNEY NATIONAL BANK                                                                             72-0352101
---------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS
228 St. Charles Avenue, New Orleans, LA 70130 Attn. Loan Documentation Department         5B. SS# OR EMPLOYER I.D.#
---------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)

---------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

=======================================PROPERTY INFORMATION==========================================================
6A. This FINANCING STATEMENT covers the following types or items of property:
the following described property, now or hereafter owned by Debtor and wherever located:
ALL ACCOUNTS, ALL INVENTORY AND ALL CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL DOCUMENTS; ALL
FIXTURES LOCATED ON THE PROPERTY DESCRIBED ON THE ATTACHMENT HERETO; together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, returns, accessions, profits, corporate distributions (including, without limitation, stock splits and stock dividends), products and proceeds of any of the foregoing

6B. X Products of collateral are also covered.
   ___
---------------------------------------------------------------------------------------------------------------------
7A. Check if applicable and attach legal description of real property:
  X    Fixture filing under R.S. 10:9-313.
_____
_____  Minerals or the like (including oil and gas) or accounts subject to R.S.>10:9-103(5) will be financed at the wellhead or minehead of the well or mine.
_____  THE DEBTOR(S) DO NOT HAVE AN INTEREST OF RECORD IN THE REAL PROPERTY. (ENTER NAME AND SOCIAL SECURITY/EMPLOYER
       I.D. # OR AN OWNER OF RECORD IN 7B AND 7C).
---------------------------------------------------------------------------------------------------------------------
7B. OWNER OF REAL PROPERTY (if other than named debtor)                                      7C. SS#/EMPLOYER I.D.#
     (Enter name and S#/Employer I.D.# of an owner of record

---------------------------------------------------------------------------------------------------------------------
8A. This statement is filed without the debtor's signature to perfect a security interest in collateral (check if any)
_____  already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state.
_____  which is proceeds of the original collateral described above in which a security interest was perfected.
_____  as to which the filing has lapsed.
_____  acquired after a change of debtor's name, identity or corporate structure AND social security/employer
       i.d. #.
---------------------------------------------------------------------------------------------------------------------
8B. _____ DEBTOR is a Transmitting Utility, Filing is effective until terminated pursuant to R. S. 10:9-403(8).
---------------------------------------------------------------------------------------------------------------------
9. SIGNATURE OF DEBTOR(S)
CONRAD SHIPYARD, INC.

BY:  /s/ WILLIAM H. HIDALGO
   ---------------------------------------
     WILLIAM H. HIDALGO, President
---------------------------------------------------------------------------------------------------------------------
10. SIGNATURE(S) OF SECURED PARTY(IES)   (if applicable)
WHITNEY NATIONAL BANK

BY:  /s/ EDGAR SANTA CRUZ, III
   ---------------------------------------
     EDGAR SANTA CRUZ, III, Vice President
=====================================================================================================================
11.  Return Copy to:
CARVER, DARDEN, KORETZKY, TESSIER, FINN, BLOSSMAN & AREAUX, L.L.C.
1100 Poydras Street, Suite 2700
New Orleans, LA 70163
Attn: Judith E. Zimmerman, Notarial Assistant
---------------------------------------------------------------------------------------------------------------------
12. FOR USE OF FILING OFFICER (DATE, TIME, ENTRY# AND FILING OFFICER)          13. NUMBER OF ADDITIONAL SHEETS   5
                                                                                                              -------

lA. DEBTOR (LAST NAME, FIRST, MIDDLE-               1B. SS# OR EMPLOYER I.D. #
IF AN INDIVIDUAL)                                       72-0456758
CONRAD SHIPYARD, INC.

7A. DESCRIPTION OF REAL PROPERTY FOR FIXTURE FILING

1-a. That certain tract or parcel of land, lying and being situated in the CITY
     OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, commencing at a point on the West boundary line of Front Street, One Hundred and Ten (110') feet North of its intersection with the North boundary line of the right-of-way owned by the municipal corporation of Morgan City, La., for waterworks pipe line to Berwick Bay (or Atchafalaya River), and thence extending northerly along the said west boundary line of Front Street a distance of Fifty (50') feet, and between the boundaries so established having a depth between parallel lines to the margin of Berwick Bay (or Atchafalaya River). Said tract of land being bounded on the North by property now or formerly Harry Adam Blanco, south by property of H. J. Boudreaux, east by Front Street, and west by Berwick Bay (or Atchafalaya River). Together with all the buildings and improvements, rights, ways, privileges and servitudes thereon situated and appertaining.

1-b. That certain piece of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, being a portion of the property acquired by Harry Adam Blanco from Miss Carrie I. Gathright, by an Act of Sale executed before Paul Schreier, Notary Public, St. Mary Parish, on the lst day of April, 1941, and duly recorded in the Conveyance Office of the Parish of St. Mary, Louisiana, situated in the City of Morgan City, La., described as commencing at a point on the north line of the property as acquired by Harry Adam Blanco from Miss Carrie I. Gathright One Hundred and Fifty (150') feet west of Front Street, thence southerly at right angles a distance of Fifty (50') feet and with such width the property has a depth between parallel lines to the Atchafalaya River, being bounded on the North by property now or formerly of Gloria White, east by remaining property of Harry Adam Blanco or assigns, on the South by the property firstly described herein and on the west by the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Walston Stout dated February 23, 1988 and recorded February 24, 1988 in Book 31-D, Entry No. 222,156 of the Conveyance Records of St. Mary Parish, Louisiana.

2. That certain tract or parcel of, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, land lying and being situated in the corporate limits of the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, commencing at the intersection of the North boundary line of the right-of-way owned by the corporation of Morgan City, for waterworks pipe line to Berwick Bay (or Atchafalaya River) and the West line of Front Street and from thence extending northerly along the West line of Front Street for a distance of One Hundred and Ten (110') feet, and with such frontage having a depth between parallel lines to the margin of Berwick Bay (or Atchafalaya River). Being bounded on the North by property of Stoute, on the East by Front Street on the South by the City of Morgan city right-of-way, and on the West by Berwick Bay (or Atchafalaya River).

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Deed from J. Parker Conrad, et ux dated May 5, 1987 and recorded in Book 30-J, Entry No. 219,138 of the Conveyance Records of St. Mary Parish, Louisiana.

3. That certain parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, designated as a trip of land thirty (30') feet wide being bound on the North now or formerly by property of Hanson Lopez, being bounded on the East by the floodside of Front Street, and being bounded on the West by the Atchafalaya River; said property having a front of thirty (30') feet on the West side of Front Street by a depth between parallel lines to the Atchafalaya River, all as shown on the attached Plan of Land attached hereto and made a part hereof; being the same property acquired as follows:

     The South Fifteen (S-15') feet being dedicated to the City of Morgan City as shown on Barnes Survey and as shown on that plat by Bourgeois Subdivision by S. A. Bradford, P.E. & City Engineer, recorded June 10, 1910 at St. Mary Parish COB 3-B, Entry No. 38,853; the North fifteen (N-15') feet being acquired by that Act of Sale with map attached thereto at St. Mary Parish, COB 3-G, Entry No. 496, recorded July 16, 1912.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Mayor and Councilmen of the City of Morgan City dated February 15, 1988 and recorded in Book 31-C, Entry No. 222,082 of the Conveyance Records of St. Mary Parish, Louisiana.

4-a. That certain tract or parcel of land together with all buildings, improvements and appurtenances thereon and thereunto belonging, and all rights, ways, privileges and Servitudes thereunto appertaining, lying and being situated in the TOWN OF MORGAN CITY, ST. MARY PARISH, State of Louisiana, more fully described as being LOT NUMBER ONE (1) IN SQUARE "B" OF BOURGEOIS SUBDIVISION, said lot having a frontage on the West side of Front Street of Sixty-six and eight-tenths (66.8') feet, and extending to the Atchafalaya River and being bounded on the North by property of unknown owners, on the East by Front Street, on the South by Lot 2 and on the West by the Atchafalaya River.

                                 Sheet 1 of 5
lA. DEBTOR (LAST NAME, FIRST, MIDDLE-               1B. SS# OR EMPLOYER I.D. #
IF AN INDIVIDUAL)                                       72-0456758
CONRAD SHIPYARD, INC.

     Being the same property acquired by Conrad Industries, Inc. by Act of cash sale from Martha Garber Vidos, et al recorded September 4, 1986 in Book 29-T, Entry No. 216,761 of the Conveyance Records of St. Mary Parish, Louisiana.

4-b. That certain tract or parcel of land together with all buildings and improvements thereon and thereunto belonging, and all rights, ways, privileges and servitudes thereunto appertaining, lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and more particularly described as being the North Sixteen (16") feet of LOT NUMBER TYPO (2) OF SQUARE LETTER "B" OF BOURGEOIS SUBDIVISION of said City; the property having a frontage of sixteen (16') feet on the West side of Front Street, by a depth to the Atchafalaya River, and being bounded on the North by Lot Number one (1), on the East by Front Street, on the South by remaining portion of Lot Two (2) and on the West by the Atchafalaya River.

5. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, and more particularly described as being LOT NUMBER TWO
     (2) IN SQUARE LETTER "B" OF THE BOURGEOIS SUBDIVISION of said City, having a front on the West side of Front Street by a depth to the Atchafalaya River. Said property having a front of Fifty (50') feet more or less on the West side of Front Street by a depth to the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Exchange from J. Parker Conrad, et ux dated July 16, 1987 and recorded July 17, 1987 in Book 30-N, Entry No. 219,839 of the Conveyance Records of St. Mary Parish, Louisiana.

6. That certain tract of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State .of Louisiana, and more fully described as being LOT NUMBER THREE (3) IN SQUARE LETTER "B" OF BOURGEOIS ANNEX to said City. Said lot having a front of Sixty-six and 66/100 feet on the West side of Front Street, and extending back between parallel lines to Berwick Bay. Said lot or parcel of land being bounded on the North by Lot No. Two
     (2), Square Letter "B" of Bourgeois Annex, on the East by Front Street, on the South by Lot No. Four (4), Square Letter "B" of Bourgeois Annex and on the West by Berwick Bay. Together with all buildings and improvements thereon situated and all rights, ways, privileges and servitudes thereunto belonging and appertaining.

     Being the same property acquired in part by Conrad Industries, Inc. by Act of Cash Sale from Royal A. Mayon, et al recorded September 29, 1976 and recorded in Book 19-Y, Entry No. 167,335 of the Conveyance Records of St. Mary Parish, Louisiana; and by Conrad Industries, Inc. by Act of Cash Sale from Wallace Bergeron, et al recorded September 29, 1976 and recorded in Book 19-Y, Entry No. 167,336 of the Conveyance Records of St. Mary Parish, Louisiana.

7-a. That certain tract or parcel of land, lying and being situated in the corporate limits of the City of Morgan City, Parish of St. Mary, State of Louisiana, known, designated and described as being the South Thirty-three and Six-tenths (33.6') feet. of Lot Number Five (5) and all of Lots Numbers Six (6) and seven (7) in square "B" of the Bourgeois Subdivision of said City. The property having a front on the West side of Front Street of One Hundred Sixty-seven and two-tenths (167.2') feet, and having a depth between parallel lines to the Atchafalaya River of Berwick Bay. Said property being bounded on the North by property herein after described; on the South by property of Eddie Boudreaux or assigns. Together with all the batture, accretions, alluvion, build up or filled inland on or in Berwick Bay, adjoining and abutting upon the said lots, as well as any and all rights, ways and privileges and servitudes of any kind and every kind and character thereunto belonging or appertaining.

7-b. That certain tract or parcel of land, lying and being situated in the corporate limits of the City of Morgan City, Parish of St. Mary, State of Louisiana, known, designated and described as being all of Lot Number Four
     (4) and the North Thirty-three and two-tenths (33.2') feet of Lot Number Five (5) in Square "B" of the Bourgeois Subdivision of said City. The property having a front on the west side of Front Street of One Hundred (100') feet and having a depth between parallel lines to the Atchafalaya River or Berwick Bay. Said property being bounded on the North by Lot No. 3 of Square "B" property of Elodie Mayon, on the South by the remaining portion of Lot No. 5 in Square "B" hereinabove described, on the East by Front Street and on the West by Atchafalaya River or Berwick Bay.

     Being the same property acquired by Conrad Industries, Inc. by Act of Sale recorded November 7, 1953 in Book 8-M, Entry No. 88,053 of the Conveyance Records of St. Mary Parish, Louisiana.

8. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, known, designated and described as being LOT NO. EIGHT
     (8) IN SQUARE "B" in the Bourgeois Annex to Morgan City and having a front on the West side of Front Street of Sixty-six feet and eight inches (66'8") by a depth between said Front Street and Berwick Bay of Two Hundred Eighty-five (285') feet, more or less, on the South line and Two Hundred Seventy (270') feet, more or less, on the North line.

                                 Sheet 2 of 5
lA. DEBTOR (LAST NAME, FIRST, MIDDLE-               1B. SS# OR EMPLOYER I.D. #
IF AN INDIVIDUAL)                                       72-0456758
CONRAD SHIPYARD, INC.

     Said Lot No. Eight (8) in Square "B" of the Bourgeois Annex being more fully described as being bounded on the North by Lot Seven (7) of Square "B", on the East by Front Street, on the South by Lot Nine (9) of Square "B" and on the West by Berwick Bay.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from olive Boudreaux Stephens, et al, dated December 29, 1975 and recorded January 5, 1976 in Book 19-L, Entry No. 164,488 of the Conveyance Records of St. Mary Parish, Louisiana.

9-a. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the TOWN OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and more particularly described as LOT NUMBER NINE (9) IN SQUARE LETTER "B" IN BOURGEOIS SUBDIVISION of said town, according to a map thereof recorded in the Recorder's office at Franklin, Louisiana, in Book 3-B, Entry No. 38,855.

     Said property having a front on the West side of the public road (now Front Street of Morgan City, Louisiana) of Sixty-six and 8/10 (66.8') feet by a depth between parallel lines of Three Hundred (300') feet on the South side and Two Hundred Eighty Five (285') feet on the North line. Bounded North by Lot Number Eight (8) of said Square, East by said public road (nor Front Street of Morgan City, Louisiana) South by a lane, and West by Berwick Bay or the Atchafalaya River.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale recorded January 13, 1978 in Book 20-X, Entry No. 173,263 of the Conveyance Records of St. Mary Parish, Louisiana.

10. That certain lot or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, State of Louisiana and more particularly described as having a front of fifteen (15') feet on the west side of Front street by a depth between parallel lines extending to Berwick Bay (Atchafalaya River). Said tract of land being shown and designated on the map of Bourgeois subdivision to the City of Morgan City dated June 10, 1910 and recorded on June 10, 1910 in Book 3-B, Page 244, Entry No. 38,853 of the Conveyance Records of St. Mary Parish, Louisiana, and DESIGNATED THEREON AS A FIFTEEN (15') FOOT RIGHT OF-WAY OR ALLEY ADJACENT TO AND IMMEDIATELY SOUTH OF LOT NINE (9) BLOCK B OF THE BOURGEOIS SUBDIVISION. The said tract of land being bounded on the west by Front Street on the East by Berwick Bay (Atchafalaya River), on the north by Lot Nine (9), Square B of Bourgeois subdivision (now the property of Conrad Industries, Inc.) and on the south by property of Conrad Industries, Inc. acquired by Act of Sale recorded in Book 35-F, Entry No. 238,092 of the Conveyance Records of St. Mary Parish, Louisiana.

     Being the same property acquired by Conrad Industries, Inc. by an Ordinance of Abandonment adopted by the city of Morgan City on the 28th day of September, 1993, being Ordinance 93-10 of the City of Morgan City, which Ordinance is recorded in Book 36-K, Entry No. 248,156 of the Conveyance Records of St. Mary Parish, Louisiana and being the same property described in an Affidavit of Conrad Industries, Inc. recorded Book 36-K, Entry No. 243, 185 of the Conveyance Records of St. Mary Parish, Louisiana.

11. That certain tract of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, and forming part of what was formerly known as Tiger Island Plantation, measuring Eighty-six (86') feet on Front Street, by a depth of Two Hundred Eighty-six (286') feet, between parallel lines, more or less, from said Front Street to Berwick Bay; the tract being bounded, now or formerly, on the North by lands of A. A. Bourgeois, on the Bast by Front Street, on the South by the Clarence Hanson Subdivision, formerly Lawrence, and West by Berwick Bay, together with all improvements and appurtenances thereon situated, and thereunto belonging.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Stella Gloriosa Henry, et al., recorded May 13, 1992 in Book 35-F, Entry No. 238,092 of the Conveyance Records of St. Mary Parish, Louisiana.

12. That certain lot or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, known, designated and described as LOT "F" IN BLOCK NUMBER THREE (3), HANSON ANNEX TO THE TOWN OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, according to the map or plan of survey, of said subdivision of file and of record in the Recorder's Office in Book 22 of Conveyances at Page 516 and according to which said lot has a front on the North side of Belanger Street of Fifty (50') feet by a depth between parallel lines of One Hundred (100') feet; and

     That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, PARISH OF ST. MARY, State of Louisiana, more fully described as being situated on the West side of Lot "F" in Block 3 of the Hanson Annex to Morgan City and extending, West to the Atchafalaya River; bounded on the North by

                                 Sheet 3 of 5
lA. DEBTOR (LAST NAME, FIRST, MIDDLE-               1B. SS# OR EMPLOYER I.D. #
IF AN INDIVIDUAL)                                       72-0456758
CONRAD SHIPYARD, INC.

     property now or formerly of Chester Henry and extending South to a point Six and One-half (6 1/2') feet front he North side of Belanger Street, bounded on the East by the said Lot F, Block 3 of the Hanson Annex and West by the Atchafalaya River (Berwick Bay).

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Ronald J. Overhultz, et ux., dated July 9, 1993 and recorded July 14, 1993 in Book 36-F, Entry No. 242,330 of the Conveyance Records of St. Mary Parish, Louisiana.

13. That certain tract or parcel of land, together with all buildings and improvements thereon situated, and all rights, ways, privileges and appurtenances thereunto belonging or in anywise appertaining, lying and being situated in the CITY OF MORGAN CITY, ST. MARY PARISH, Louisiana, on the East side of the Atchafalaya River, and more fully described as being lot lettered "A" in Block No. Three (3) of Hanson's Annex to the City, according to the survey thereof as made by S. A. Bradford; the lot herein measuring Fifty (50') feet, fronting on the west side of Front Street by a uniform depth of One Hundred (100') feet.

     Being the same property acquired by Conrad Industries, Inc. by Act of Cash Sale from Dale A. Beadle dated October 21, 1993 and recorded October 22, 1993 in Book 36-K, Entry No. 242,271 of the Conveyance Records of St. Mary Parish, Louisiana.

14. That certain tract or parcel of land, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the lower end of the PARISH OF ST. MARY, in Section 42, Township 16 South, Range 13 East, Southeastern Land District of Louisiana, forming part of the tract acquired by Biaggio Domino from the Jeanerette Lumber & Shingle Company, Ltd., by act dated August 6, 1918 and duly recorded in Book 3-T, Page 304, Entry No. 45,346 of Conveyance Records, St. Mary Parish, Louisiana. The tract herein being more particularly described as follows: Beginning at a Point "A" at the northeast corner thereof, on the west side of the right-of-way limits of U.S. Highway 90, thence a distance of 544.7' feet, more or less, to Point "F" on the water's edge of Bayou Boeuf; thence along the water's edge of Bayou Boeuf in a southeasterly direction to Point "E"; thence North 49 degrees east 300 feet, more or less, to Point "D"; thence South 30 degrees 27 minutes East 42 feet, more or less, to Point "C"; thence North 53 degrees 28 minutes east 445.5 feet, more or less, to Point "B" on the right-of-way limits of U.S. Highway 90; thence North 41 degrees West along said right-of-way limits 1075.7 feet, more or less, to Point "A".

     The said tract containing a total acreage of 15.63 acres, all as shown and designated on survey of T.F. Kramer dated May 7, 1946 attached to that act recorded May 21, 1946 in St. Mary Parish COB 6-V, Folio 77, under Entry No. 74,242.

     Together with all of the property which Mortgagor owns to the water's edge. This includes the property which lies within the extension of the line between Points "D" and "E" to the water's edge and the extension of the line between Points "A" and "F" to the water's edge.

     Together with whatever reversionary rights Mortgagor may have in and to the old roadbed running across said property as shown on the survey described above.

     Municipal address of the above described property is: 9752 U.S. Highway 90 East, Amelia, Louisiana.

     Being the same property acquired by Conrad Industries, Inc. from Marine Shale Processors, Inc., as per act registered on July 17, 1996, in Conveyance Book 39-C, folio 335, Entry No.253379.

15. THAT CERTAIN LOT OF GROUND, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, designated as LOT E, BLOCK 3, HANSON ANNEX TO THE CITY OF MORGAN CITY, ST. MARY PARISH, LOUISIANA, the said lot having a front on the north side of Belanger Street of Fifty (50') feet by a depth between parallel lines of One Hundred (100') feet; to include all buildings and improvements situated thereon.

     This property bears municipal number 103 Belanger Street, Morgan City, Louisiana 70380.

     Being the same property acquired by Conrad Industries, Inc. from Lydia Anslem Mayon and Evella Mayon Crochet, as per act passed before Dale H. Hayes, Notary Public, registered on November 20, 1996, in Conveyance Book 39-0, Entry No. 254,965, St. Mary Parish, Louisiana.

16. That certain lot of ground, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the PARISH OF ST. MARY, State of Louisiana, on the East side of Atchafalaya River, and more particularly described as being LOT NUMBERED LETTER "D" OF HANSON'S ANNEX TO THE TOWN OF MORGAN CITY, according to the Map and Plan of Survey thereof recorded in Conveyance Book "SS" Entry No. 34,598, of the records of the Parish of St. Mary, LOT D measuring fifty (50') feet in width by a depth between parallel lines of one hundred (100') feet; and subject to the following correction of the plat of survey of said subdivision hereinabove referred to, to-wit:
     That

                                 Sheet 4 of 5
lA. DEBTOR (LAST NAME, FIRST, MIDDLE-               1B. SS# OR EMPLOYER I.D. #
IF AN INDIVIDUAL)                                       72-0456758
CONRAD SHIPYARD, INC.

     the street marked on said map "Belanger Street" extends and is opened as a public thoroughfare only from the river on the west to the west boundary lines of Lots Number 38 in Block Two, and of Lot 10 in Block One of said subdivision.

     Being the same property acquired by Conrad Industries, Inc. from Howard L. Freeman, Sr., et al., as per act passed before Edward M. Leonard, Jr., Notary Public, registered on June 6, 1994, in conveyance Book 36-Z, Entry No. 245,401, St. Mary Parish, Louisiana.

 17. That certain tract or parcel of ground, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, lying and being situated in the corporate limits of the City of Morgan City, PARISH OF ST. MARY, State of Louisiana, on the East side of the Atchafalaya River, known, designated and described as being LOT NUMBERED LETTER "C" OF HANSON ANNEX TO THE TOWN OF MORGAN CITY (now City of Morgan City) according to the plan of survey thereof, of record in the Parish, in Conveyance Book SS, Entry No. 34,498. The said lot measures Fifty (50') feet in width by a depth between parallel lines of one Hundred (100') feet; and subject to the following correction of the plan of survey and subdivision hereinabove mentioned, to-wit: That the street marked on said map "Belanger Street" extends and is opened as a public thoroughfare only from the river on the west, to the west boundary line of Lot No. Thirty-eight (38) in Block Two (2) and of Lot Ten (10) in Block One (1) of said subdivision.

     Being the same property acquired by Conrad Industries, Inc. from Garrett H. Gaudet and Beryl Lee Landry Gaudet, as per act passed before Dale H. Hayes, Notary Public, dated July 21, 1997, registered in Conveyance Book 40-L, Entry No. 258,180, St. Mary Parish, Louisiana.

                                 Sheet 5 of 5

                         LOUISIANA SECRETARY OF STATE
                                   UCC SEARCH
                             CONRAD SHIPYARD, INC.
                               FILE NO. 2.11683
                         DATE OF SEARCH: MAY 12, 2000

 (Ctrl-U) or (Ctrl-D) to page or (Esc) for previous
 Enter selection or new search argument

 ===) - [KCONRAD SHIPYARD-[2J-[H

 1 CONRAD SHIPYARD, INC.
 2 CONRAD'S CRITTERS
 3 CONSELLTANT ADVERTISING & PUBLISHING LLC
 4 CONSELLTANT ADVERTISING AND PUBLISHING L L C
 5 CONSELLTANT GROUP CORPORATION
 6 CONSIDER IT DONE HAIR SALON
 7 CONSIGNEE: FRIEDMAN'S INC.
 8 CONSO, INC.
 9 CONSOER TOWNSEND ENVIRODYNE ENGINEERS INC

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 Enter selection or new search argument
--------------------------------------------------------------------------------
1 CONRAD SHIPYARD, INC.
 ===) - [K1- [2J- [H
NOTICE: ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-148215    STATUS: Active
FINANCING STATEMENT 36-148215 FILED 05-11-00 02:52P
   DEBTOR:       CONRAD SHIPYARD, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   DEBTOR:       CONRAD INDUSTRIES, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   SECURED PTY:  WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN. LOAN
                 DOCUMENTATION DEPARTMENT
   PROPERTY:     THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY
                 DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY AND
                 CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL
                 DOCUMENTS; ALL FIXTURES LOCATED ON THE PROPERTY (SEE ORIG.)

 (Esc) for previous or (Ctrl-P) to print -[2J-[H
--------------------------------------------------------------------------------

                   Uniform Commercial Code inquiry menu

   1.  Search by business name
   2.  Search by individual name
   3.  Search by taxpayer ID (SSN or Employer ID)
  90.  Sign off

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

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

                                                                          PAGE 1

DATE:    May 12, 2000


                              STATE OF LOUISIANA
                                UCC CERTIFICATE

NAME:      CONRAD SHIPYARD, INC. FORMERLY CONRAD INDUSTRIES,INC.
TIN/SSN:   72-0456758
FROM:      January 1, 1990
THROUGH:   May 12, 2000

================================================================================

FILINGS:

NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 51-11465   STATUS: Active
FINANCING STATEMENT 51-11465   FILED 09-02-97 08:40A
   DEBTOR:       CONRAD INDUSTRIES, INC/720456758
                 1501 FRONT STREET/ MORGAN CITY, LA. 70381
   SECURED PTY:  SAFECO CREDIT COMPANY, INC./910840847
                 4909 156TH AVE. N.E./ REDMOND, WA 98052
   PROPERTY:     ONE (1) 230' X 54' X 12' STEEL DECK BARGE, SHIPBUILDER'S
                 HULL NO. C-655
                 (FOR ADDITIONAL INFORMATION SEE ORIGINAL FILING)

--------------------------------------------------------------------------------
NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-124217  STATUS:   Active
FINANCING STATEMENT 36-124217 FILED 12-15-97 02:56P
   DEBTOR:       CONRAD INDUSTRIES, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   SECURED PTY:  WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/NEW ORLEANS, LA 70130/ ATTN: LOAN DOCUMENTATION DEPARTMENT

   PROPERTY:     ALL EQUIPMENT, ACCOUNTS RECEIVABLE, INVENTORY, CHATTEL PAPER
                 AND GENERAL INTANGIBLES TOGETHER WITH ALL PROPERTY ADDED TO OR
                 SUBSTITUTED FOR ANY OF THE FOREGOING, AND ALL INTEREST,
                 DIVIDENDS, INCOME, FRUITS, RETURNS, ACCESSIONS (SEE ORIG.)

--------------------------------------------------------------------------------
NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-127130          STATUS: Active
FINANCING STATEMENT 36-127130 FILED 03-20-98 02:50P
   DEBTOR:       CONRAD INDUSTRIES, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   SECURED PTY:  WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN: LOAN
                 DOCUMENTATION DEPARTMENT
   PROPERTY:     THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY
                 DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY AND
                 ALL CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL
                 DOCUMENTS; ALL FIXTURES LOCATED ON THE (SEE ORIGINAL) Fixture
                 Filing

                                                                          PAGE 2
--------------------------------------------------------------------------------
NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-148214      STATUS:   Active
FINANCING STATEMENT 36-148214 FILED 05-11-00 02:51P
   DEBTOR:       CONRAD INDUSTRIES, INC./760475815
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   SECURED PTY:  WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN. LOAN
                 DOCUMENTATION DEPARTMENT
   PROPERTY:     THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY
                 DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY AND
                 ALL CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL
                 DOCUMENTS TOGETHER WITH ALL (SEE ORIGINAL)

--------------------------------------------------------------------------------
NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-148215       STATUS:   Active
FINANCING STATEMENT 36-148215 FILED 05-11-00 02:52P

   DEBTOR:       CONRAD SHIPYARD, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   DEBTOR:       CONRAD INDUSTRIES, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   SECURED PTY:  WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN. LOAN
                 DOCUMENTATION DEPARTMENT
   PROPERTY:     THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY
                 DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY AND
                 CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL
                 DOCUMENTS; ALL FIXTURES LOCATED ON THE PROPERTY (SEE ORIG.)
--------------------------------------------------------------------------------
NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 51-11464        STATUS:   Active
FINANCING STATEMENT 51-11464 FILED 09-02-97 08:35A
   DEBTOR:       CONRAD INDUSTRIES, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA. 70381
   SECURED PTY:  SAFECO CREDIT COMPANY, INC./910840847
                 4909 156TH AVE., N.E./ REDMOND, WA 98052
   PROPERTY:     ONE (1) 150' X 50' X 7' STEEL DECK BARGE, SHIPBUILDER'S
                 HULL NO. C-656
                 (FOR ADDITIONAL INFORMATION SEE ORIGINAL FILING)
--------------------------------------------------------------------------------
NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 51-7592         STATUS:   Active
FINANCING STATEMENT 51-7592 FILED 09-25-95 08:50A
   DEBTOR:       CONRAD INDUSTRIES, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA. 70380
   SECURED PTY:  EDWARD DON AND COMPANY/362081964
                 2500 S. HARLEM AVE./ NORTH RIVERSIDE, IL 60546
   PROPERTY:     ALL KITCHEN EQUIPMENT AS FURTHER DESCRIBED IN THE ATTACHED
                 EXHIBIT.
                 (FOR ADDITIONAL INFORMATION SEE ORIGINAL FILING)

                                                                          PAGE 3
DATE:   May 12, 2000

                              STATE OF LOUISIANA
                           UCC SUPPLEMENTAL LISTING


NAME:     CONRAD INDUSTRIES, INC.
TIN/SSN:  76-0475815
FROM:     January 1, 1990
THROUGH:  May 12, 2000

================================================================================

The search for information under the above name also revealed the following filings for debtors with similar names and/or taxpayer identification numbers.

FILINGS:

760475815  05-11-00 02:51 PM   ORLEANS              36-148214
NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-148214          STATUS: Active
FINANCING STATEMENT 36-148214 FILED 05-11-00 02:51P
   DEBTOR:       CONRAD INDUSTRIES, INC./760475815
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   SECURED PTY:  WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN. LOAN
                 DOCUMENTATION DEPARTMENT
   PROPERTY:     THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY THE
                 DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY AND
                 ALL CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL
                 DOCUMENTS; TOGETHER WITH ALL (SEE ORIGINAL)

                              CONTINUING GUARANTY

     The undersigned (hereinafter sometimes referred to as "Guarantor", which term means individually, collectively, and interchangeably any, each and/or all of them) hereby gives to Whitney National Bank ("Bank") this Continuing Guaranty (this "Guaranty") for the purpose of guarantying the obligations of CONRAD SHIPYARD, INC. (FORMERLY KNOWN AS CONRAD INDUSTRIES, INC.), a Louisiana corporation, (hereinafter referred to as "Borrower", which term means individually, collectively, and interchangeably any, each and/or all of them). Guarantor agrees as follows:

1. Guarantor jointly, severally, solidarily, and unconditionally guarantees to Bank the prompt payment in full of all obligations and liabilities of Borrower to Bank, direct or contingent, due or to become due, now existing or hereafter arising, including, without limitation, all future advances, with interest, attorneys' fees, expenses of collection and costs, and further including, without limitation, obligations to Bank on promissory notes, checks, overdrafts, letter-of-credit agreements, loan agreements, security documents, endorsements and continuing guaranties (collectively, the "Obligations"). Parties obligated on the Obligations are referred to herein as "Obligor", which term means individually, collectively, and interchangeably any, each and/or all of them.

2. Guarantor shall be bound by all of the terms and conditions of any notes, agreements, or other obligations in favor of Bank signed or incurred by Borrower. Guarantor hereby waives all notice and pleas of presentment, demand, dishonor, protest, discussion and division. Guarantor shall not have any rights of subrogation until the payment in full of all Obligations and any subrogation rights shall relate only to the collateral then held by Bank.

3. Notice of termination of this Guaranty will not be effective until ten (10) days after the notice is delivered to an officer of Bank at the office where the Obligations were borrowed and such officer acknowledges in writing receipt of the notice (the "Effective Date"). This Guaranty shall be continuing and binding on the person delivering such notice as to (a) any Obligations incurred or arising prior to the Effective Date of written notice of termination of this Guaranty, (b) all renewals, extensions, and modifications of Obligations existing prior to the Effective Date of written notice of termination of this Guaranty and (c) Obligations Bank is bound to permit to be incurred by agreement entered into prior to the Effective Date of written notice of termination of this Guaranty. A notice of termination shall not affect the liability of any person not giving such notice.

4. To secure this Guaranty, Guarantor pledges, pawns and delivers to Bank, and grants to Bank a continuing security interest in, and a right of set-off and compensation against, all property of Guarantor or in which Guarantor has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Bank, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations and other securities, investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, items, chattel paper, and other property (except IRA, pension, and other tax-deferred retirement accounts), together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, accessions and proceeds of any of the foregoing. The terms "deposit accounts," "instruments," "investment property," "documents," "chattel paper" "securities accounts," "financial assets" and "proceeds" shall have the meanings provided in the Louisiana Commercial Laws.

5. If this Guaranty is executed by more than one person, each person is bound by all of the provisions of this Guaranty and is jointly, severally and solidarily liable for the payment in full of the Obligations as if such person was the only person executing this Guaranty. This Guaranty is exclusive of and in addition to any other endorsements, guaranties, or obligations with respect to Borrower that are separate and apart from this instrument, whether signed by Guarantor or by any other Obligor. This Guaranty shall not be affected or limited by the amount of any other such endorsements, guaranties, or obligations with respect to Borrower. To the extent permitted by law, Guarantor's obligations under this Guaranty shall continue notwithstanding any set-off, counterclaim, reduction, or diminution of the Obligations or any defense of any kind or nature (other than performance by Guarantor of its obligations hereunder) that Borrower may have or assert against Bank.

6. Without releasing or affecting Guarantor's obligations hereunder, Bank may, one or more times, in its sole discretion, without notice to or the consent of Guarantor or any other Obligor, take any one or more of the following actions: (a) release, renew or modify the obligations of Borrower or any other Obligor; (b) release, exchange, modify, or surrender in whole or in part Bank's rights with respect to any collateral for the Obligations; (c) modify or alter the term, interest rate or due date of any payment of any of the Obligations; (d) grant any postponements, compromises, indulgences, waivers, surrenders or discharges or modify the terms of its agreements with Guarantor, Borrower or any other Obligor, (e) change its manner of doing business with Guarantor, Borrower or any other party; (f) impute payments or proceeds of any collateral furnished for any of the Obligations, in whole or in part, to any of the Obligations, or retain the payments or proceeds as collateral for the Obligations without applying same toward payment of the Obligations; or (g) make loans to Borrower in excess of the present amount of the Obligations, and Guarantor hereby expressly waives any defenses arising from any such actions. The release of liability of any person shall not affect the liability hereunder of any person who is not specifically released.

7. This Guaranty shall be binding on Guarantor and Guarantor's successors and assigns and shall inure to the benefit of Bank, its successors, assigns, endorsees, and any person or persons, or entities, including, without limitation, any banking or other financial institution, to whom Bank may grant an interest in the Obligations, or any of them, and this Guaranty shall be binding on Guarantor to the extent of such assignment or interest. Any such assignment or grant of interest shall not operate to release Guarantor from any obligation to Bank hereunder with respect to any unassigned Obligations.

8. If Bank receives any payment or proceeds of collateral, which payment or proceeds or any part thereof are subsequently required, by any court of competent jurisdiction, to be repaid to Borrower, Borrower's estate, trustee, or any other party, then to the extent of such repayment by Bank, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date the initial payment, reduction or satisfaction occurred, and Guarantor shall remain solidarily liable to Bank for the repayment of such amount reinstated. Guarantor shall defend and indemnify Bank from any claim or loss to Bank arising under this paragraph, including, without limitation, Bank's attorneys' fees and expenses in the defense of any such action or suit.

9. This Guaranty shall be governed and interpreted under the internal laws of the State of Louisiana. If any provision of this Guaranty shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Guaranty shall remain in full force and effect. This Guaranty is effective as of the date shown below.


                                  CONRAD INDUSTRIES, INC.

                                  By: /s/ WILLIAM H. HIDALGO
                                      --------------------------
                                          William H. Hidalgo
                                          Its: President
                                  Date: December 31, 1999

STATE OF LOUISIANA

PARISH OF ST. MARY

     BEFORE ME, the undersigned Notary Public duly commissioned and qualified in and for the aforesaid State and Parish (County), personally came and appeared WILLIAM H. HIDALGO, who being first duly sworn, declared and acknowledged unto me, Notary, and the undersigned witnesses, that he is the President of CONRAD INDUSTRIES, INC., a corporation, and that as such officer and on behalf of such corporation, he signed and executed the above and foregoing Continuing Guaranty, by authority of the Board of Directors of said corporation, and said appearer acknowledged said instrument to be the free act and deed of said corporation, for the purposes and considerations therein expressed.

     IN WITNESS WHEREOF, this instrument is executed in the presence of the undersigned witnesses and me, Notary, on this 3rd day of May, 2000.

WITNESSES:

/s/ JANICE A. RATCLIFF                        /s/ WILLIAM H. HIDALGO
---------------------------                   --------------------------
    Janice A. Ratcliff                            William H. Hidalgo



/s/ DENISE AVCON
---------------------------
    Denise Avcon
                               /s/ DALE H. HAYES
                            -----------------------
                                   Dale H. Hayes

                                 NOTARY PUBLIC
                        My Commission expires at death

                         LOUISIANA SECRETARY OF STATE
             OFFICE OF UNIFORM COMMERCIAL CODE/CENTER OF REGISTRY
                            CONFIRMATION OF FILING




    CARVER, DARDEN, KORETZKY, TESSIER, FINN, BLOSSMAN & AREAUX
    1100 POYDRAS STREET, SUITE 2700
    NEW ORLEANS, LA 70163
    ATTN: JUDITH E. ZIMMERMAN, NOTARIAL ASSISTANT



Pursuant to La.R.S.10:9-403(6), this is a confirmation that the following information has been received and included within the Secretary of State's master index of Uniform Commercial Code filings. Note that this confirmation does not constitute a determination of the legal sufficiency of the filing.

This filing will lapse on 5-11-2005 unless continued or terminated. We encourage filers to take full advantage of the six-month window of opportunity in which to file UCC-3 continuations. Submission of your documents at the onset of the six-month window will allow ample time to rectify potential filing errors and help to assure timely recording of your filing.

Any questions regarding the filing information contained herein should be directed to the filing officer which accepted and recorded the filing. General UCC assistance may be obtained by contacting our UCC Division at (225)342-5542.


                                                            W. Fox McKeithen

================================================================================
ORIGINAL FILE NUMBER 36-148214      FILED 5/11/00   2:51 PM
                                    PARISH IN WHICH FILED:  ORLEANS
DEBTOR(S)
---------
 CONRAD INDUSTRIES, INC.                                 760475815
 1501 FRONT STREET
 MORGAN CITY, LA 70380

ORIGINAL SECURED PARTY
----------------------
 WHITNEY NATIONAL BANK                                   720352101
 228 ST. CHARLES AVENUE
 NEW ORLEANS, LA 70130
 ATTN. LOAN DOCUMENTATION DEPARTMENT

PROPERTY
--------
 THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY
 THE DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY
 AND ALL CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES;
 ALL DOCUMENTS; TOGETHER WITH ALL (SEE ORIGINAL)

This FINANCING STATEMENT is presented for filing pursuant to Delaware Commercial Laws
---------------------------------------------------------------------------------------------------------------------
1A. DEBTOR (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                                    1B. SS# OR EMPLOYER I.D.#
CONRAD INDUSTRIES, INC.                                                                           76-0475815
---------------------------------------------------------------------------------------------------------------------
1C. MAILING ADDRESS
1501 FRONT STREET, MORGAN CITY, LA. 70380
---------------------------------------------------------------------------------------------------------------------
2A. ADDITIONAL DEBTOR (IF ANY) (LAST NAME, FIRST, MIDDLE-IF AN INDIVIDUAL)                 2B.SS# OR EMPLOYER I.D.#

---------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS

---------------------------------------------------------------------------------------------------------------------
3A. ADDITIONAL DEBTOR OR DEBTOR'S TRADE NAME OR STYLES (IF ANY)                          3B. SS# OR EMPLOYER I.D.#

---------------------------------------------------------------------------------------------------------------------
3C. MAILING ADDRESS

=======================================SECURED PARTY INFORMATION=====================================================
4A. SECURED PARTY                                                                         4B. SS# OR EMPLOYER I.D.#
WHITNEY NATIONAL BANK                                                                             72-0352101
---------------------------------------------------------------------------------------------------------------------
4C. MAILING ADDRESS
228 St. Charles Avenue, New Orleans, LA 70130 Attn. Loan Documentation Department
---------------------------------------------------------------------------------------------------------------------
5A. ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5B. SS# OR EMPLOYER I.D.#

---------------------------------------------------------------------------------------------------------------------
5C. MAILING ADDRESS

=======================================PROPERTY INFORMATION==========================================================
6A. This FINANCING STATEMENT covers the following types or items of property:
the following described property, now or hereafter owned by Debtor and wherever located:
ALL ACCOUNTS, ALL INVENTORY AND ALL CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL DOCUMENTS;
together with all property added to or substituted for any of the foregoing, and all interest, dividends, income, fruits, returns, accessions, profits, corporate distributions (including, without limitation, stock splits and stock dividends), products and proceeds of any of the foregoing

6B. X Products of collateral are also covered.
   ___
---------------------------------------------------------------------------------------------------------------------
7A. Check if applicable and attach legal description of real property:
  X    Fixture filing under R.S. 10:9-313.
_____
_____  Minerals or the like (including oil and gas) or accounts subject to R.S.>10:9-103(5) will be financed at the wellhead or minehead of the well or mine.
_____  THE DEBTOR(S) DO NOT HAVE AN INTEREST OF RECORD IN THE REAL PROPERTY. (ENTER NAME AND SOCIAL SECURITY/EMPLOYER
       I.D. # OR AN OWNER OF RECORD IN 7B AND 7C).
---------------------------------------------------------------------------------------------------------------------
7B. OWNER OF REAL PROPERTY (if other than named debtor)                                      7C. SS#/EMPLOYER I.D.#
     (Enter name and S#/Employer I.D.# of an owner of record

---------------------------------------------------------------------------------------------------------------------
8A. This statement is filed without the debtor's signature to perfect a security interest in collateral (check if any)
_____  already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state.
_____  which is proceeds of the original collateral described above in which a security interest was perfected.
_____  as to which the filing has lapsed.
_____  acquired after a change of debtor's name, identity or corporate structure AND social security/employer
       i.d. #.
---------------------------------------------------------------------------------------------------------------------
8B. _____ DEBTOR is a Transmitting Utility, Filing is effective until terminated pursuant to R. S. 10:9-403(8).
---------------------------------------------------------------------------------------------------------------------
9. SIGNATURE OF DEBTOR(S)
CONRAD SHIPYARD, INC.

BY:  /s/ WILLIAM H. HIDALGO
   ---------------------------------------
     WILLIAM H. HIDALGO, President
---------------------------------------------------------------------------------------------------------------------
10. SIGNATURE(S) OF SECURED PARTY(IES)   (if applicable)
WHITNEY NATIONAL BANK

BY:  /s/ EDGAR SANTA CRUZ, III
   ---------------------------------------
     EDGAR SANTA CRUZ, III, Vice President
=====================================================================================================================
11.  Return Copy to:
CARVER, DARDEN, KORETZKY, TESSIER, FINN, BLOSSMAN & AREAUX, L.L.C.
1100 Poydras Street, Suite 2700
New Orleans, LA 70163
Attn: Judith E. Zimmerman, Notarial Assistant
---------------------------------------------------------------------------------------------------------------------
12. FOR USE OF FILING OFFICER (DATE, TIME, ENTRY# AND FILING OFFICER)          13. NUMBER OF ADDITIONAL SHEETS
                                                                                                              -------

                         LOUISIANA SECRETARY OF STATE
                                  UCC SEARCH
                            CONRAD INDUSTRIES, INC.
                               FILE NO. 2.11683
                         DATE OF SEARCH: MAY 12, 2000

                             Business Name Search

 Enter search argument or (Esc) for previous
 ===) -[KCONRAD INDUSTRIES-[2J-[H

 1 CONRAD INDUSTRIES, INC
 2 CONRAD INDUSTRIES, INC.
 3 CONRAD L. CATHEY, INC.
 4 CONRAD L NEIL TTE
 5 CONRAD L NEIL TTEE
 6 CONRAD L NEIL TTTE
 7 CONRAD RICE MILL INC
 8 CONRAD RICE MILL, INC.
 9 CONRAD RIVERS & SON INC

 (Ctrl-U) or (Ctrl-D) to page or (Esc) for previous
 Enter selection or new search argument
--------------------------------------------------------------------------------
  1 CONRAD INDUSTRIES, INC
  ===) - [K1- [2J- [H
NOTICE: ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 51-11465       STATUS: Active
FINANCING STATEMENT 51-11465 FILED 09-02-97 08:40A
   DEBTOR:      CONRAD INDUSTRIES, INC/720456758
                1501 FRONT STREET/ MORGAN CITY, LA. 70381
   SECURED PTY: SAFECO CREDIT COMPANY, INC./910840847
                4909 156TH AVE. N.E./ REDMOND, WA 98052
   PROPERTY:    ONE (1) 230' X 54' X 12' STEEL DECK BARGE, SHIPBUILDER'S
                HULL NO. C-655
                (FOR ADDITIONAL INFORMATION SEE ORIGINAL FILING)

 (Esc) for previous or (Ctrl-P) to print -[2J-[H
--------------------------------------------------------------------------------
 2 CONRAD INDUSTRIES, INC.
 ===) - [K2- [2 J- [H

   6 FILINGS FOR CONRAD INDUSTRIES, INC.
NOTICE: ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
   TAX ID         DATE       TIME     PARISH        ORIG. FILE NUMBER
1 720456758     12-15-97   02:56 PM   ORLEANS       36-124217
2 720456758     03-20-98   02:50 PM   ORLEANS       36-127130
3 760475815     05-11-00   02:51 PM   ORLEANS       36-148214
4 720456758     05-11-00   02:52 PM   ORLEANS       36-148215
5 720456758     09-02-97   08:35 AM   ST. MARY      51-11464
6 720456758     09-25-95   08:50 AM   ST. MARY      51-7592

(Ctrl-U) or (Ctrl-D) to page or (Ctrl-P) to print list
Select option or <Esc> for previous
--------------------------------------------------------------------------------
   6 FILINGS FOR CONRAD INDUSTRIES, INC.
 NOTICE: ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
   TAX ID          DATE       TIME     PARISH       ORIG. FILE NUMBER
   1 720456758   12-15-97   02:56 PM   ORLEANS      36-124217
===) - [K1- [2J- [H
NOTICE: ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-124217   STATUS: Active
FINANCING STATEMENT 36-124217 FILED 12-15-97 02:56P
   DEBTOR:        CONRAD INDUSTRIES, INC./720456758
                  1501 FRONT STREET/ MORGAN CITY, LA 70380
   SECURED PTY:   WHITNEY NATIONAL BANK/720352101
                  228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN: LOAN
                  DOCUMENTATION DEPARTMENT
   PROPERTY:      ALL EQUIPMENT, ACCOUNTS RECEIVABLE, INVENTORY, CHATTEL PAPER
                  AND GENERAL INTANGIBLES TOGETHER WITH ALL PROPERTY ADDED TO
                  OR SUBSTITUTED FOR ANY OF THE FOREGOING, AND ALL INTEREST,
                  DIVIDENDS, INCOME, FRUITS, RETURNS, ACCESSIONS (SEE ORIG.)

 (Esc) for previous or (Ctrl-P) to print -[2J-[H
--------------------------------------------------------------------------------
   6 FILINGS FOR CONRAD INDUSTRIES, INC.
 NOTICE:   ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
   TAX ID           DATE    TIME       PARISH         ORIG. FILE NUMBER
   2 720456758    03-20-98 02:50 PM    ORLEANS        36-127130
===) - [K2- [2J- [H
NOTICE:   ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-127130   STATUS: Active
FINANCING STATEMENT 36-127130 FILED 03-20-98 02:50P
   DEBTOR:       CONRAD INDUSTRIES, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   SECURED PTY:  WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN: LOAN
                 DOCUMENTATION DEPARTMENT
   PROPERTY:     THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY
                 DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY AND
                 ALL CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES;
                 ALL DOCUMENTS; ALIT FIXTURES LOCATED ON THE (SEE ORIGINAL)
                 Fixture Filing

 (Esc) for previous or (Ctrl-P) to print -[2J-[H
--------------------------------------------------------------------------------
   6 FILINGS FOR CONRAD INDUSTRIES, INC.
 NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
   TAX ID          DATE      TIME      PARISH         ORIG. FILE NUMBER
3 760475815       05-11-00 02:51 PM    ORLEANS        36-148214
  ===) - [K3- [2J- [H
NOTICE:   ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-148214    STATUS: Active
FINANCING STATEMENT 36-148214 FILED 05-11-00 02:51P
   DEBTOR:       CONRAD INDUSTRIES, INC./760475815
                 1501 FRONT STREET/ MORGAN CITY, LA 70380

   SECURED PTY:  WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN. LOAN
                 DOCUMENTATION DEPARTMENT
   PROPERTY:     THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY
                 THE DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY
                 AND ALL CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL
                 INTANGIBLES; ALL DOCUMENTS; TOGETHER WITH ALL (SEE ORIGINAL)

 (Esc) for previous or (Ctrl-P) to print -[2J-[H
--------------------------------------------------------------------------------
   6 FILINGS FOR CONRAD INDUSTRIES, INC.
 NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
   TAX ID           DATE     TIME      PARISH         ORIG. FILE NUMBER
   4 720456758    05-11-00 02:52 PM    ORLEANS        36-148215
===) - [K4- [2J- [H
NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-148215    STATUS: Active
FINANCING STATEMENT 36-148215 FILED 05-11-00 02:52P
   DEBTOR:       CONRAD SHIPYARD, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   DEBTOR:       CONRAD INDUSTRIES, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
   SECURED PTY:  WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN. LOAN
                 DOCUMENTATION DEPARTMENT
   PROPERTY:     THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY
                 DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY AND
                 CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL
                 DOCUMENTS; ALL FIXTURES LOCATED ON THE PROPERTY (SEE ORIG.)

 (Esc) for previous or (Ctrl-P) to print - [2J-[H
--------------------------------------------------------------------------------
   6 FILINGS FOR CONRAD INDUSTRIES, INC.
 NOTICE:  ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
   TAX ID           DATE    TIME       PARISH         ORIG. FILE NUMBER
   5 720456758    09-02-97 08:35 AM    ST. MARY       51-11464
===) - [K5- [2J- [H
NOTICE: ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 51-11464    STATUS: Active
FINANCING STATEMENT 51-11464 FILED 09-02-97 08:35A
   DEBTOR:       CONRAD INDUSTRIES, INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA. 70381
   SECURED PTY:  SAFECO CREDIT COMPANY, INC./910840847
                 4909 156TH AVE., N.E./ REDMOND, WA 98052
   PROPERTY:     ONE (1) 150' X 50' X 7' STEEL DECK BARGE, SHIPBUILDER'S
                 HULL NO. C-656
                 (FOR ADDITIONAL INFORMATION SEE ORIGINAL FILING)

 (Esc) for previous or (Ctrl-P) to print - [2J- [H
--------------------------------------------------------------------------------
   6 FILINGS FOR CONRAD INDUSTRIES, INC.
 NOTICE:   ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.

   TAX ID           DATE    TIME       PARISH         ORIG. FILE NUMBER
6 720456758       09-25-95 08:50 AM    ST. MARY       51-7592
 ===) - [K6- [2J- [H
NOTICE: ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 51-7592   STATUS: Active
FINANCING STATEMENT 51-7592 FILED 09-25-95 08:50A
   DEBTOR:       CONRAD INDUSTRIES,INC./720456758
                 1501 FRONT STREET/ MORGAN CITY, LA. 70380
   SECURED PTY:  EDWARD DON AND COMPANY/362081964
                 2500 S. HARLEM AVE./ NORTH RIVERSIDE, IL 60546
   PROPERTY:     ALL KITCHEN EQUIPMENT AS FURTHER DESCRIBED IN THE ATTACHED
                 EXHIBIT.
                 (FOR ADDITIONAL INFORMATION SEE ORIGINAL FILING)
 (Esc) for previous or (Ctrl-P) to print -[2J-[H
================================================================================

                                                                          PAGE 1
DATE: May 12, 2000
                              STATE OF LOUISIANA
                                UCC CERTIFICATE

NAME:        CONRAD INDUSTRIES, INC.
TIN/SSN:     76-0475815
FROM:        January 1, 1990
THROUGH:     May 12, 2000

===============================================================================

FILINGS:

760475815      05-11-00 02:51 PM    ORLEANS           36-148214
NOTICE: ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
ORIGINAL FILE NUMBER 36-148214   STATUS:   Active
FINANCING STATEMENT 36-148214 FILED 05-11-00 02:51P
    DEBTOR:      CONRAD INDUSTRIES, INC./760475815
                 1501 FRONT STREET/ MORGAN CITY, LA 70380
    SECURED PTY: WHITNEY NATIONAL BANK/720352101
                 228 ST. CHARLES AVENUE/ NEW ORLEANS, LA 70130/ ATTN. LOAN
                 DOCUMENTATION DEPARTMENT
    PROPERTY:    THE FOLLOWING DESCRIBED PROPERTY, NOW OR HEREAFTER OWNED BY THE
                 DEBTOR AND WHEREVER LOCATED: ALL ACCOUNTS, ALL INVENTORY AND
                 ALL CHATTEL PAPER; ALL EQUIPMENT; ALL GENERAL INTANGIBLES; ALL
                 DOCUMENTS; TOGETHER WITH ALL (SEE ORIGINAL)

                                                                          PAGE 2
DATE:  May 12, 2000
                              STATE OF LOUISIANA
                           UCC SUPPLEMENTAL LISTING


NAME:      CONRAD SHIPYARD FORMERLY CONRAD INDUSTRIES, INC.
TIN/SSN:   72-0456758
FROM:      January 1, 1990
THROUGH:   May 12, 2000

================================================================================

The search for information under the above name also revealed the following filings for debtors with similar names and/or taxpayer identification numbers.

FILINGS:

   6 FILINGS FOR CONRAD INDUSTRIES, INC.
NOTICE: ALL FILINGS AFTER 05-09-00 ARE SUBJECT TO CHANGE OR REMOVAL.
   TAX ID       DATE       TIME       PARISH     ORIG. FILE NUMBER
1 720456758    12-15-97  02:56 PM     ORLEANS    36-124217
2 720456758    03-20-98  02:50 PM     ORLEANS    36-127130
3 760475815    05-11-00  02:51 PM     ORLEANS    36-148214
4 720456758    05-11-00  02:52 PM     ORLEANS    36-148215
5 720456758    09-02-97  08:35 AM     ST. MARY   51-11464
6 720456758    09-25-95  08:50 AM     ST. MARY   51-7592